As filed with the Securities and Exchange Commission on January 28, 2020
1933 Act Registration No. 33-3677
1940 Act Registration No. 811-4603
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 64	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 65	☒
(Check appropriate box or boxes)
THRIVENT SERIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

625 FOURTH AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55415
(Address of Principal Executive Offices)

(612) 844-7190
(Registrant’s Telephone Number, including Area Code)

JOHN D. JACKSON
ASSISTANT SECRETARY
THRIVENT SERIES FUND, INC.
625 FOURTH AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55415
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☒	on April 29, 2020 pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion Dated January 28, 2020
APRIL [30], 2020
THRIVENT SERIES FUND, INC.
PROSPECTUS
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolios’ website (ThriventPortfolios.com), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from a Portfolio by enrolling at Thrivent.com/gopaperless.
You may elect to receive all future shareholder reports in paper free of charge. You can call 800-847-4836 to let us know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios held in your insurance company separate account.

Thrivent Aggressive Allocation Portfolio	Thrivent Large Cap Growth Portfolio	Thrivent Moderately Conservative Allocation Portfolio
Thrivent All Cap Portfolio	Thrivent Large Cap Index Portfolio	Thrivent Money Market Portfolio
Thrivent Balanced Income Plus Portfolio	Thrivent Large Cap Value Portfolio	Thrivent Multidimensional Income Portfolio
Thrivent Diversified Income Plus Portfolio	Thrivent Limited Maturity Bond Portfolio	Thrivent Opportunity Income Plus Portfolio
Thrivent ESG Index Portfolio	Thrivent Low Volatility Equity Portfolio	Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Global Stock Portfolio	Thrivent Mid Cap Growth Portfolio	Thrivent Partner Growth Stock Portfolio
Thrivent Government Bond Portfolio	Thrivent Mid Cap Index Portfolio	Thrivent Partner Healthcare Portfolio
Thrivent High Yield Portfolio	Thrivent Mid Cap Stock Portfolio	Thrivent Real Estate Securities Portfolio
Thrivent Income Portfolio	Thrivent Mid Cap Stock Portfolio	Thrivent Small Cap Growth Portfolio
Thrivent International Allocation Portfolio	Thrivent Moderate Allocation Portfolio	Thrivent Small Cap Index Portfolio
Thrivent International Index Portfolio	Thrivent Moderately Aggressive Allocation Portfolio	Thrivent Small Cap Stock Portfolio
The information in this prospectus is not complete and may be changed. Shares of the Portfolios may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Thrivent Aggressive Allocation Portfolio

Investment Objective
Thrivent Aggressive Allocation Portfolio (the "Portfolio") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.21%
Total Annual Portfolio Operating Expenses	0.95%
Less Fee Waivers and/or Expense Reimbursements[1]	0.19
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.76%
[1]	The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least April 30, 2020, to waive an amount equal to any management fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Aggressive Allocation Portfolio	$78	$284	$507	$1,149
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Strategies
The Portfolio pursues its objective by investing in a combination of other funds managed by the Adviser or an affiliate and directly held financial instruments. The Portfolio is designed for investors who seek greater long-term capital growth and are comfortable with higher levels of risk and volatility. The Portfolio uses a prescribed asset allocation strategy involving a two-step process that is designed to achieve its desired risk tolerance. The first step is the construction of a model for the allocation of the Portfolio’s assets across broad asset categories (namely, equity securities and debt securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings (i.e., what the Adviser determines is the strategic allocation) for these sub-classes. Sub-classes for equity securities may be based on market capitalization, investment style (such as growth or value), or economic sector. Sub-classes for debt securities may be based on maturity, duration, security type or credit rating (high yield—commonly known as “junk bonds”—or investment grade).
The use of target weightings for various sub-classes within broad asset categories is intended as a multi-style approach to reduce the risk of investing in securities having common characteristics. The Portfolio may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments.
The Portfolio may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the

Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.
Under normal circumstances, the Portfolio invests in the following broad asset classes within the ranges given:
Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	95%	75-100%
Debt Securities	5%	0-25%
The Portfolio’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performance among asset categories. The Adviser will rebalance the Portfolio at least annually so that its holdings are within the ranges for the broad asset categories.
The Portfolio pursues its investment strategy by investing primarily in other mutual funds managed by the Adviser or an affiliate. The names of the funds managed by the Adviser or an affiliate which are currently available for investment by the Portfolio are shown in the list below. The list is provided for information purposes only. The Adviser may change the availability of the funds managed by the Adviser or an affiliate for investment by the Portfolio without shareholder approval or advance notice to shareholders.
Equity Securities
Small Cap
Thrivent Small Cap Stock Portfolio
Mid Cap
Thrivent Mid Cap Stock Portfolio
Large Cap
Thrivent Global Stock Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Value Portfolio
Other
Thrivent International Allocation Portfolio
Thrivent Core International Equity Fund
Thrivent Core Low Volatility Equity Fund

Debt Securities
High Yield Bonds
Thrivent High Yield Portfolio
Intermediate/Long-Term Bonds
Thrivent Income Portfolio
Short-Term/Intermediate Bonds
Thrivent Limited Maturity Bond Portfolio
Other
Thrivent Core Emerging Markets Debt Fund

Short-Term Debt Securities
Money Market
Thrivent Cash Management Trust
Other
Thrivent Core Short-Term Reserve Fund
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks, the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds, and the MSCI All Country World Index ex-USA—USD Net Returns, which measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.). Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.

The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+17.99%
Worst Quarter:	Q3 '11	(17.16)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Aggressive Allocation Portfolio	1 Year	5 Years	10 Years
Thrivent Aggressive Allocation Portfolio	25.34%	9.33%	10.30%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	21.51%	5.51%	4.97%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, David S. Royal and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Simenstad has served as a portfolio manager of the Portfolio since April 2005. Mr. Bagwell and Mr. Lowe have served as portfolio managers of the Portfolio since April 2016. Mr. Royal has served as portfolio manager of the Portfolio since April 2018. Mr. Spangler has served as a portfolio manager of the Portfolio since February 2019. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Royal is Chief Investment Officer and has been with Thrivent Financial since 2006. Mr. Spangler has been with Thrivent Financial since 2002, in an investment management capacity since 2006 and currently is a Senior Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent All Cap Portfolio

Investment Objective
The investment objective of Thrivent Partner All Cap Portfolio (the "Portfolio") is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.70%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent All Cap Portfolio	$72	$224	$390	$871
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Strategies
The Portfolio’s principal strategy for achieving its objective is normally to invest the Portfolio’s assets primarily in common stocks of companies of any market capitalization.
The Portfolio’s Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types.
The Portfolio seeks to achieve its objective by investing in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and includes stocks of companies that it believes have demonstrated and will sustain above average earnings growth in the future when compared to the economy and the stock market as a whole. In addition, the Portfolio may invest in companies that it believes are undervalued in relation to their long‐term earnings power or asset value.
Issuers of potential investments are analyzed using fundamental factors such as growth potential, earnings estimates, and financial condition. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.
The Adviser may use various techniques, such as buying and selling futures contracts and exchange-traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. If the Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.

Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism).
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five-, and ten-year periods compared to a broad-based securities market index. The index is the S&P Composite 1500 Index, which combines the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index to cover approximately 90% of the U.S. market capitalization. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.

The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+15.71%
Worst Quarter:	Q3 '11	(17.59)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent All Cap Portfolio	1 Year	5 Years	10 Years
Thrivent All Cap Portfolio	30.27%	8.83%	11.21%
Russell 3000 Index	31.02%	11.24%	13.42%
S&P Composite 1500 Index®	30.90%	11.46%	13.52%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Matthew D. Finn, CFA and John T. Groton, Jr., CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finn and Mr. Groton have served as portfolio managers of the Portfolio since February 2019. Mr. Finn is Vice President, Head of Equity Funds and has been with Thrivent
Financial in an investment management capacity since April 2004. Mr. Groton is the Director of Equity Research and has been with Thrivent Financial in an investment management capacity since July 2007.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Balanced Income Plus Portfolio

Investment Objective
Thrivent Balanced Income Plus Portfolio (the "Portfolio") seeks long-term total return through a balance between income and the potential for long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of Thrivent Balanced Income Plus Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.67%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Balanced Income Plus Portfolio	$68	$214	$373	$835
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 147% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests in a combination of equity securities and debt securities within the ranges shown in the following table:
Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	50%	25-75%
Debt Securities	50%	25-75%
The equity securities in which the Portfolio invests may include common stock, preferred stock, securities convertible into common stock, or securities or other instruments the price of which is linked to the value of common stock.
The debt securities in which the Portfolio invests may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser. The Portfolio may also invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. In addition, the Portfolio may invest in investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), convertible bonds, and sovereign and emerging market debt (both U.S. dollar and non-U.S. dollar denominated).
The Portfolio may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.
The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the

Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
The Portfolio may also pursue its investment strategy by investing in other mutual funds managed by the Adviser or an affiliate.
The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes futures on U.S. Treasuries in order to manage duration. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism).

Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.
Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Portfolio Turnover Rate Risk. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the MSCI World Index—USD Net Returns, which measures the performance of stock markets in developed countries throughout the world, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, which represents the performance of high yield corporate bonds rated Ba or B, with a maximum allocation of 2% to any one issuer, and the S& P/LSTA Leveraged Loan Index, which reflects the performance of the largest facilities in the leveraged loan market. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
Effective August 16, 2013, based on approval of the Portfolio’s Board of Directors and notice to Portfolio shareholders, the Portfolio’s principal strategies were changed, which had the effect of converting the Portfolio from one which incorporated the strategies of Thrivent Large Cap Index Portfolio and Thrivent Bond Index Portfolio (now known as Thrivent Government Bond Portfolio) to one which invests in a combination equity securities and debt securities. At the same time, the Portfolio’s name changed from Thrivent Balanced Portfolio to Thrivent Balanced Income Plus Portfolio. As a result, performance information presented below with respect to periods prior to August 16, 2013, reflects the performance of an investment portfolio that was materially different from the investment portfolio of Thrivent Balanced Income Plus Portfolio.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+12.46%
Worst Quarter:	Q4 '18	(8.26)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Balanced Income Plus Portfolio	1 Year	5 Years	10 Years
Thrivent Balanced Income Plus Portfolio	17.11%	5.87%	8.24%
Bloomberg Barclays Mortgage-Backed Securities Index	6.35%	2.58%	3.15%
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index	15.18%	6.05%	7.43%
Barclays U.S. High Yield Loan Index
MSCI World Index - USD Net Returns	27.67%	8.74%	9.47%
S&P/LSTA Leveraged Loan Index	8.64%	4.45%	5.01%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Stephen D. Lowe, CFA, Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Darren M. Bagwell and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Lowe has served as a portfolio manager of the Portfolio since August 2013. Mr. Simenstad and Mr. Monsen have served as portfolio managers of the Portfolio since April 2015. Mr. Bagwell and Mr. Spangler have served as portfolio managers of the Portfolio since February 2019. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent

Financial since 1999. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Spangler has been with Thrivent Financial since 2002, in an investment management capacity since 2006 and currently is a Senior Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Diversified Income Plus Portfolio

Investment Objective
Thrivent Diversified Income Plus Portfolio (the "Portfolio") seeks to maximize income while maintaining prospects for capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.52%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Diversified Income Plus Portfolio	$53	$167	$291	$653
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 155% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests in a combination of equity securities and debt securities within the ranges shown in the following table:
Broad Asset Category	Target Allocation	Allocation Range
Debt Securities	75%	55-95%
Equity Securities	25%	5-45%
The equity securities in which the Portfolio invests may include common stock, preferred stock, securities convertible into common stock, or securities or other instruments the price of which is linked to the value of common stock.
The debt securities in which the Portfolio invests may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser. The Portfolio may also invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. In addition, the Portfolio may invest in investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), convertible bonds, and sovereign and emerging market debt (both U.S. dollar and non-U.S. dollar denominated).
The Portfolio may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.

The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
The Portfolio may also pursue its investment strategy by investing in other mutual funds managed by the Adviser or an affiliate.
The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes futures on U.S. Treasuries in order to manage duration. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism).
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.
Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Portfolio Turnover Rate Risk. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the MSCI World Index—USD Net Returns, which measures the performance of stock markets in developed countries throughout the world, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, which represents the performance of high yield corporate bonds rated Ba or B, with a maximum allocation of 2% to any one issuer, and the S&P/LSTA Leveraged loan Index, which reflects the performance of the largest facilities in the leveraged loan market.

Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+15.49%
Worst Quarter:	Q3 '11	(7.22)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Diversified Income Plus Portfolio	1 Year	5 Years	10 Years
Thrivent Diversified Income Plus Portfolio	13.73%	5.34%	7.39%
Bloomberg Barclays Mortgage-Backed Securities Index	6.35%	2.58%	3.15%
Bloomberg Barclays U.S. Corporate Bond Index	14.54%	4.60%	5.54%
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index	15.18%	6.05%	7.43%
Barclays U.S. High Yield Loan Index
MSCI World Index - USD Net Returns	27.67%	8.74%	9.47%
S&P/LSTA Leveraged Loan Index	8.64%	4.45%	5.01%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, Noah J. Monsen, CFA, Gregory R. Anderson, CFA and Darren M. Bagwell, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Simenstad has served as a portfolio manager of the Portfolio since March 2006. Mr. Lowe and Mr. Monsen have served as portfolio managers of the Portfolio since April 2015. Mr. Anderson has served as a portfolio manager of the Portfolio since October 2018. Mr. Bagwell has served as a portfolio manager of the Portfolio since February 2019. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the

Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent ESG Index Portfolio

Investment Objective
Thrivent ESG Index Portfolio (the "Portfolio") seeks to track the investment results of an index composed of companies selected by the index provider based on environmental, social and governance characteristics. The Portfolio's investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses[1]	2.78%
Total Annual Portfolio Operating Expenses	2.98%
Less Fee Waivers and/or Expense Reimbursements[2]	2.60%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.38%
[1]	These expenses are based on estimated amounts for the current fiscal year.
[2]	The Adviser has contractually agreed, through at least April 30, 2021, to waive a portion of the management fees associated with the shares of the Thrivent ESG Index Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.38% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the
Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years
Thrivent ESG Index Portfolio	$39	$675
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. Because the Portfolio had not yet commenced operations prior to the date of this prospectus, the Portfolio's portfolio turnover rate for the most recent fiscal year end is not yet available.
Principal Strategies
Under normal circumstances, the Portfolio invests substantially all of its assets (more than 80% of its net assets, plus the amount of any borrowings for investment purposes) in the common stocks of companies included in the MSCI KLD 400 Social Index (the “Index”) in the proportions in which they are represented in the Index. This is a passively managed Portfolio, which means that the Adviser does not actively choose the securities that should make up the Portfolio. The Index is a float-adjusted market capitalization weighted index designed to provide exposure to U.S. companies with outstanding environmental, social and governance (“ESG”) ratings and excluding exposure to companies with negative social or environmental impacts, all as identified by MSCI Inc. (the “Index Provider” or “MSCI”). As of January __, 2020, the Index consisted of __ companies identified by the Index Provider from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on major exchanges in the U.S., as determined by the Index Provider. MSCI constructs the Index based on considerations of ESG performance, sector alignment and size representation of each eligible company, as described in more detail below. The methodology MSCI uses to construct the Index is as of the date of this prospectus and is subject to change as determined from time to time by MSCI. The Index excludes companies whose products have negative social or environmental impacts. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Index: alcohol, gambling, tobacco, military weapons, civilian firearms, nuclear power, adult entertainment and genetically modified organisms.
In evaluating ESG performance of eligible companies, MSCI uses proprietary ratings and research covering ESG criteria. MSCI identifies companies that demonstrate an ability to manage their ESG risks and opportunities. MSCI identifies key ESG issues that hold the greatest potential risk or opportunity for each industry sector, which may include the following: climate change, natural resources, pollution and waste, environmental opportunities, human capital, product liability, stakeholder opposition, social opportunities, corporate governance, and corporate behavior. MSCI calculates a company’s exposure relating to a key issue based on an analysis of a company’s business and takes into account a company’s management process of that issue. MSCI’s ESG criteria also includes, but is not limited to, an analysis of companies involved in very serious controversies, which may result in those companies’ exclusion from the Index.
The Index is reviewed quarterly for adjustments, and when changes to the Index occur, the Adviser will attempt to replicate these changes within the Portfolio. However, any such changes may result in slight variations from time to time. The Index may include large, mid or small cap companies. The components of the Index, and the degree to which these components represent certain industry sectors, are likely to change over time. The Portfolio may buy and sell equity index futures and exchange traded funds (“ETF”) for investment exposure. For liquidity reasons, the Portfolio may invest to some degree in money market instruments.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
ESG (Environmental, Social & Governance) Investment Strategy Risk. The Portfolio’s ESG investment strategy limits the types and number of investment opportunities available to the Portfolio and, as a result, the Portfolio may underperform other funds that do not have an ESG focus. The Portfolio’s ESG investment strategy may result in the Portfolio investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. In addition, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism).
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. From time to time, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors than others, its performance may be more susceptible to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Performance
The index is the MSCI KLD 400 Social Index, a capitalization-weighted index of 400 U.S. securities that provides exposure to companies with outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. No performance information for the Portfolio is provided because it commenced operations on April 30, 2020, and does not yet have a full calendar year of performance history. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end that takes place after April 30, 2020.
How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Bomgren and Ms. Wang have served as portfolio managers of the Portfolio since April 2020. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior
Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently a Senior Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009 to 2016.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Global Stock Portfolio

Investment Objective
Thrivent Global Stock Portfolio (the "Portfolio") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.64%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Global Stock Portfolio	$65	$205	$357	$798
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities and invests at least 40% of its net assets in foreign securities (under normal market conditions). The Adviser focuses mainly on the equity securities of domestic and international companies. Should the Adviser change the investments used for purposes of this 80% threshold, we will notify you at least 60 days prior to the change.
The Portfolio seeks to achieve its investment objective by investing primarily in domestic and foreign common stocks. The Portfolio may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what stocks to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the MSCI All Country World Index – USD Net Returns, which measures the performance of developed and emerging stock markets throughout the world, and the MSCI World Large Cap Index – USD Net Returns, which measures the performance of large cap stocks in developed countries throughout the world. The Portfolio now compares its returns to the MSCI All Country World Index – USD Net Returns rather than the MSCI World Large Cap Index – USD Net Returns because the Portfolio believes it more accurately represents the Portfolio’s investment objective and principal strategies. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Best Quarter:	Q3 '09	+16.13%
Worst Quarter:	Q3 '11	(17.58)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Global Stock Portfolio	1 Year	5 Years	10 Years
Thrivent Global Stock Portfolio	22.95%	8.22%	9.43%
MSCI World Large Cap Index (Net)	27.73%	8.93%	9.41%
MSCI All Country World Index - USD Net Returns	26.60%	8.41%	8.79%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Kurt J. Lauber, CFA, Noah J. Monsen, CFA, Lauri Brunner, Darren M. Bagwell, CFA and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Lauber has served as a portfolio manager of the Portfolio since March 2013. Mr. Monsen has served as a portfolio manager of the Portfolio since April 2018. Ms. Brunner has served as a portfolio manager of the Portfolio since September 2018. Mr. Bagwell and Mr. Spangler have served as portfolio managers of the Portfolio since February 2019. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Ms. Brunner has been with Thrivent Financial since 2007 and currently is a Senior Portfolio Manager. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Spangler has been with Thrivent Financial since 2002, in an investment management capacity since 2006 and currently is a Senior Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Government Bond Portfolio

Investment Objective
Thrivent Government Bond Portfolio (the "Portfolio") seeks total return, consistent with preservation of capital. The Portfolio's investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.45%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Government Bond Portfolio	$46	$144	$252	$567
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 388% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in U.S. government bonds. For purposes of this disclosure, “U.S. government bonds” are debt instruments issued or guaranteed by the U.S. government or its agencies and instrumentalities, including U.S. Treasuries, Treasury Inflation Protected Securities (TIPS), U.S. Government Agency debt, and mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Portfolio’s portfolio securities may be of any maturity. The Adviser uses fundamental, quantitative and technical investment research techniques to determine what debt obligations to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements. The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments plus capital appreciation, if any. The Portfolio may invest in U.S. dollar denominated sovereign debt of foreign governments.
The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes futures on U.S. Treasuries in order to manage duration. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
Inflation-Linked Security Risk. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity.
There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Portfolio’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the

Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.
Portfolio Turnover Rate Risk. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. The indices are Bloomberg Barclays U.S. Agency Index and the Bloomberg Barclays U.S. Treasury Index. The Bloomberg Barclays U.S. Agency Index measures the performance of the agency sector of the U.S. government bond market. The Bloomberg Barclays U.S. Treasury Index measures the performance of the U.S. Treasury bond market. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The Portfolio no longer uses the Bloomberg Barclays U.S. Aggregate Bond Index because, effective August 28, 2017, based on approval of the Portfolio’s Board of Directors and shareholders, the portfolio’s investment objective and principal strategies were changed, which had the effect of converting the Portfolio from one whose securities were selected based on which securities were in an index to one that is actively managed and invests primarily in U.S. government securities. At the same time, the Portfolio’s name changed from Thrivent Bond Index Portfolio to Thrivent Government Bond Portfolio. As a result, performance information presented below with respect to periods prior to August 28, 2017, reflects the performance of an investment portfolio that was materially different from the investment portfolio of Thrivent Government Bond Portfolio.
The bar chart and the table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your shares at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.

Best Quarter:	Q3 '09	+5.17%
Worst Quarter:	Q4 '16	(3.49)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Government Bond Portfolio	1 Year	5 Years	10 Years
Thrivent Government Bond Portfolio	5.86%	2.24%	3.71%
Bloomberg Barclays U.S. Treasury Index	6.86%	2.36%	3.13%
Bloomberg Barclays U.S. Agency Index	5.89%	2.32%	2.50%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Michael G. Landreville, CFA, CPA (inactive) and Gregory R. Anderson, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Landreville has served as portfolio manager of the Portfolio since December 2005. Mr. Anderson has served as a portfolio manager of the Portfolio since August 2017. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent High Yield Portfolio

Investment Objectives
Thrivent High Yield Portfolio (the "Portfolio") seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent High Yield Portfolio	$45	$141	$246	$555
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield, high risk bonds, notes, debentures and other debt obligations (including leveraged loans, mortgage-backed securities, convertible bonds, and convertible stock), or preferred stocks. These securities are commonly known as “junk bonds.” At the time of purchase these securities are rated within or below the “BB” major rating category by Standard & Poor’s Corporation or the “Ba” major rating category by Moody’s Investor Services, Inc. or are unrated but considered to be of comparable quality by the Adviser. The Portfolio invests in securities regardless of the securities’ maturity average and may also invest in foreign securities. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements. The Adviser focuses on U.S. companies which it believes have or are expected to achieve adequate cash flows or access to capital markets for the payment of principal and interest obligations.
The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objectives and you could lose money by investing in the Portfolio.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes futures on U.S. Treasuries in order to manage duration. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which measures the performance of fixed-rate non-investment grade bonds. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.

Best Quarter:	Q2 '09	+16.64%
Worst Quarter:	Q3 '11	(6.33)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent High Yield Portfolio	1 Year	5 Years	10 Years
Thrivent High Yield Portfolio	14.34%	5.45%	7.08%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	14.32%	6.13%	7.57%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Paul J. Ocenasek, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Ocenasek has served as portfolio manager of the Portfolio since December 1997. He has been with Thrivent Financial since 1987 and, since 1997, has served as portfolio manager to other Thrivent mutual funds.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Income Portfolio

Investment Objective
Thrivent Income Portfolio (the "Portfolio") seeks to achieve a high level of income over the longer term while providing reasonable safety of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Income Portfolio	$45	$141	$246	$555
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.
Principal Strategies
The principal strategies of the Portfolio are to invest in investment-grade corporate bonds, government bonds, asset-backed securities, mortgage-backed securities, and other types of debt securities. Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies or other providers of credit.
The Portfolio may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.
Under normal conditions, at least 65% of the Portfolio’s assets will be invested in debt securities or preferred stock that is rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the Adviser may use other sources to classify securities by credit quality.
The Portfolio may also invest in high yield, high risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as “junk bonds.” At the time of purchase these securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser.
The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what debt obligations to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements. The Adviser may purchase bonds of any maturity and generally focuses on U.S. companies that it believes are financially sound and have strong cash flow, asset values and interest or dividend earnings. The Adviser purchases bonds of foreign issuers as well.
The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
The Portfolio may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector such as financials.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes futures on U.S. Treasuries in order to manage duration. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Financial Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Portfolio, the Portfolio will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.

Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Portfolio Turnover Rate Risk. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Best Quarter:	Q2 '09	+10.54%
Worst Quarter:	Q2 '13	(2.97)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Income Portfolio	1 Year	5 Years	10 Years
Thrivent Income Portfolio	13.60%	4.44%	5.68%
Bloomberg Barclays U.S. Corporate Bond Index	14.54%	4.60%	5.54%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).

Portfolio Manager(s)
Kent L. White, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. White has served as a portfolio manager of the Portfolio since June 2017. Mr. White is the Director of Investment Grade Research, and he has been with Thrivent Financial since 1999.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent International Allocation Portfolio

Investment Objective
Thrivent International Allocation Portfolio (the "Portfolio") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.72%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent International Allocation Portfolio	$74	$230	$401	$894
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Strategies
The Portfolio seeks to achieve its objective by investing primarily in equity securities of issuers throughout the world. The Portfolio seeks to diversify its portfolio broadly among developed and emerging countries and among multiple asset classes. Under normal market conditions, the Portfolio invests at least 40% of its net assets in foreign assets. If market conditions are not deemed favorable by the Adviser, the Portfolio could invest a lower percentage, but at least 30% of its net assets in foreign assets. A foreign asset could be an investment in an issuer that is organized under the laws of a foreign jurisdiction; that is traded principally in a foreign country; that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets in a foreign country; or that otherwise exposes the Portfolio’s portfolio to the economic fortunes and risks of a foreign country. The Portfolio may also pursue its investment strategy by investing in equity derivatives such as futures contracts to either hedge its exposure or gain exposure to certain investments.
The Adviser will make asset allocation decisions among the various asset classes and has engaged Goldman Sachs Asset Management, L.P. (“GSAM”) to manage the Portfolio’s international small- and mid- cap equity assets. The Adviser will directly manage the remaining assets in the Portfolio.
The Portfolio will generally make the following allocations among the broad asset classes listed below:
International large-cap growth	0-50%
International large-cap value	0-50%
International small- and mid-cap equities	0-30%
Emerging markets equity	0-25%
U.S. securities	0-10%
The Portfolio’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among asset classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.
In buying and selling securities for the Portfolio, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Portfolio’s holdings.
GSAM uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes. The Portfolio may make investment decisions that deviate from those generated by GSAM’s proprietary models, at the discretion of GSAM. In addition, GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on GSAM’s proprietary research.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Multi-Manager Risk. The investment style employed by the subadviser may not be complementary to that of the Adviser. The interplay of the strategy employed by the subadviser and the Adviser may result in the Portfolio indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Portfolio’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Portfolio’s realization of capital gains.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one- and five-year periods and since inception compared to a broad-based securities market index. The index is the MSCI All Country World Index ex-USA—USD Net Returns which measures the performance of developed and emerging stock markets throughout the world (excluding the U.S.). Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart includes the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.

YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+22.38%
Worst Quarter:	Q3 '11	(18.33)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent International Allocation Portfolio	1 Year	5 Years	10 Years
Thrivent International Allocation Portfolio	20.48%	5.30%	5.36%
MSCI All Country World Index ex-USA - USD Net Returns	21.51%	5.51%	4.97%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), which has engaged Goldman Sachs Asset Management, L.P. (“GSAM”) to subadvise a portion of the Portfolio’s assets.
Portfolio Manager(s)
GSAM manages the international small- and mid-cap equities assets of the Portfolio. GSAM’s Quantitative Investment Strategies team (the “QIS” team) manages the international small- and mid-cap equities of the Portfolio with the following team members being jointly and primarily responsible for day-to-day management. Len Ioffe, Managing Director, joined GSAM as an associate in 1994 and has been a portfolio manager since 1996. Mr. Ioffe has managed the Portfolio since September 2013. Osman Ali, Managing Director, joined GSAM in 2003 and has been a member of the research and portfolio management team within QIS since 2005. Mr. Ali has managed the Portfolio since September 2013. Takashi Suwabe is a Managing Director and is co-head of active equity research in the QIS team. Mr. Suwabe joined GSAM in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute. Mr. Suwabe has managed the Portfolio since September 2013.
The Adviser manages the Portfolio’s international large-cap, emerging markets equity and U.S. securities assets. Noah J. Monsen, CFA, Brian W. Bomgren, CQF, Darren M. Bagwell, CFA and David R. Spangler, CFA are jointly and primarily responsible for day-to-day management of the Portfolio’s international large-cap, emerging markets equity and U.S. securities assets. Mr. Monsen and Mr. Bomgren have served as portfolio managers of the Portfolio since March 2016. Mr. Bagwell and Mr. Spangler have served as portfolio managers of the Portfolio since February 2019. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Portfolio Manager. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Spangler is a Senior Portfolio Manager and has been with Thrivent Financial since 2002. He has served in an investment management capacity since 2006.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent International Index Portfolio

Investment Objective
Thrivent International Index Portfolio (the "Portfolio") seeks total returns that track the performance of the MSCI EAFE Index. The Portfolio's investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses[1]	1.09%
Total Annual Portfolio Operating Expenses	1.29%
Less Fee Waivers and/or Expense Reimbursements[2]	0.83%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.46%
[1]	These expenses are based on estimated amounts for the current fiscal year.
[2]	The Adviser has contractually agreed, through at least April 30, 2021, to waive a portion of the management fees associated with the shares of the Thrivent International Index Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.48% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years
Thrivent International Index Portfolio	$47	$327
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. Because the Portfolio had not yet commenced operations prior to the date of this prospectus, the Portfolio's portfolio turnover rate for the most recent fiscal year end is not yet available.
Principal Strategies
Under normal circumstances, the Portfolio invests substantially all of its assets (more than 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities included in the MSCI EAFE Index in the proportions in which they are represented in the index. This is a passively managed Portfolio, which means that the Adviser does not actively choose the securities that should make up the Portfolio. The MSCI EAFE Index captures large- and mid-cap equity securities in developed markets countries, excluding the U.S. and Canada. As of December 31, 2019, the MSCI EAFE Index consisted of securities in the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. If the securities represented in the MSCI EAFE Index were to become concentrated in any particular industry, the Portfolio’s investments would likewise be concentrated in securities of issuers in that industry; the MSCI EAFE Index is not currently concentrated in any single industry. The MSCI EAFE Index is adjusted quarterly, and when changes to the index occur, the Adviser will attempt to replicate these changes within the Portfolio. However, any such changes may result in slight variations from time to time. The Portfolio may buy and sell equity index futures for investment exposure. For liquidity reasons, the Portfolio may invest to some degree in money market instruments.

Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Performance
The index is the MSCI EAFE Index, which represents the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, and excluding the U.S. and Canada.  No performance information for the Portfolio is provided because it commenced operations on April 30, 2020, and does not yet have a full calendar year of performance history. Call 800-847-4836 or visit

Thrivent.com for performance results current to the most recent month-end that takes place after April 30, 2020.
How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Bomgren and Ms. Wang have served as portfolio managers of the Portfolio since April 2020. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently a Senior Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009 to 2016.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Large Cap Growth Portfolio

Investment Objective
The investment objective of Thrivent Large Cap Growth Portfolio (the "Portfolio") is to achieve long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Large Cap Growth Portfolio	$45	$141	$246	$555
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large companies. The Adviser focuses mainly on the equity securities of large domestic and international companies which have market capitalizations equivalent to those included in widely known indices such as the Russell 1000 Growth Index, S&P 500 Index, or the large company market capitalization classifications published by Lipper, Inc. These companies typically have a market capitalization of approximately $8 billion or more. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Portfolio seeks to achieve its investment objective by investing in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes have demonstrated and will sustain above-average earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. Many such companies are in the technology sector and the Portfolio may at times have a higher concentration in this industry.
The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Non-Diversified Risk. The Portfolio is not “diversified” within the meaning of the 1940 Act. That means the Portfolio may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Portfolio’s performance.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the S&P 500 Growth Index, which measures the performance of the growth stocks in the S&P 500 Index. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+16.99%
Worst Quarter:	Q3 '11	(17.08)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Large Cap Growth Portfolio	1 Year	5 Years	10 Years
Thrivent Large Cap Growth Portfolio	32.90%	13.84%	13.70%
Russell 1000 Growth Index	36.39%	14.63%	15.22%
S&P 500 Growth Index®	31.13%	13.52%	14.78%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Lauri Brunner is primarily responsible for the day-to-day management of the Portfolio, and she has served as portfolio manager of the Portfolio since September 2018. Ms. Brunner has been with Thrivent Financial since 2007 and currently is a Senior Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Large Cap Index Portfolio

Investment Objective
Thrivent Large Cap Index Portfolio (the "Portfolio") seeks total returns that track the performance of the S&P 500 Index.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.24%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Large Cap Index Portfolio	$25	$77	$135	$306
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests substantially all of its assets (more than 80% of its net assets, plus the amount of any borrowings for investment purposes) in the large company common stocks included in the S& P 500 Index in the proportions in which they are represented in the index. This is a passively managed Portfolio, which means that the Adviser does not actively choose the securities that should make up the Portfolio. The S&P 500 Index is comprised of 500 domestic large company stocks. Accordingly, the Portfolio invests in stocks of larger companies from a broad range of industries. The S&P 500 Index is adjusted quarterly, and when changes to the index occur, the Adviser will attempt to replicate these changes within the Portfolio. However, any such changes may result in slight variations from time to time. The Portfolio may buy and sell equity index futures for investment exposure. For liquidity reasons, the Portfolio may invest to some degree in money market instruments.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Best Quarter:	Q2 '09	+15.81%
Worst Quarter:	Q3 '11	(13.96)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Large Cap Index Portfolio	1 Year	5 Years	10 Years
Thrivent Large Cap Index Portfolio	31.15%	11.41%	13.19%
S&P 500 Index	31.49%	11.70%	13.56%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Bomgren and Ms. Wang have served as portfolio managers of the Portfolio since January 2018. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently a Senior Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009 to 2016.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.

Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Large Cap Value Portfolio

Investment Objective
The investment objective of Thrivent Large Cap Value Portfolio (the "Portfolio") is to achieve long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.63%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Large Cap Value Portfolio	$64	$202	$351	$786
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large companies. The Adviser focuses mainly on the equity securities of large domestic and international companies which have market capitalizations equivalent to those included in widely known indices such as the Russell 1000 Value Index, S&P 500 Index, or the large company market capitalization classifications published by Lipper, Inc. These companies typically have a market capitalization of approximately $8 billion or more. Should the Adviser change the investments used for purposes of this 80% threshold, we will notify you at least 60 days prior to the change.
The Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes are undervalued in relation to their long-term earnings power or asset value. These stocks typically, but not always, have below average price-to-earnings and price-to-book value ratios. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five-, and ten-year periods compared to a broad-based securities market index. The index is the S&P 500 Value Index, which measures the performance of the value stocks in the S&P 500 Index. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+17.78%
Worst Quarter:	Q3 '11	(18.20)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Large Cap Value Portfolio	1 Year	5 Years	10 Years
Thrivent Large Cap Value Portfolio	24.39%	8.64%	10.81%
Russell 1000 Value Index	26.54%	8.28%	11.80%
S&P 500 Value Index	31.93%	9.52%	12.16%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Kurt J. Lauber, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr.Lauber has served as portfolio manager of the Portfolio since April 2013. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Limited Maturity Bond Portfolio

Investment Objective
Thrivent Limited Maturity Bond Portfolio (the "Portfolio") seeks a high level of current income consistent with stability of principal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Limited Maturity Bond Portfolio	$45	$141	$246	$555
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Strategies
The principal strategies of the Portfolio are to invest in investment-grade corporate bonds, government bonds, municipal bonds, mortgage-backed securities (including commercially backed ones), asset-backed securities, and collateralized debt obligations (including collateralized loan obligations). Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies, or other providers of credit; collateralized debt obligations are types of asset-backed securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in debt securities or preferred stock in at least the “Baa” major rating category by Moody’s or at least in the “BBB” major rating category by S&P or unrated securities considered to be of comparable quality by the Portfolio’s Adviser, with the dollar-weighted average effective maturity for the Portfolio expected to be between one and five years. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Portfolio may also invest in high yield, high risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as “junk bonds.” At the time of purchase, these securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser.
The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what debt obligations to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements. The Adviser focuses on companies that it believes are financially sound and have strong cash flow, asset values and interest or dividend earnings, and may invest in U.S. dollar-denominated debt of foreign companies.
The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes futures on U.S. Treasuries in order to manage duration. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.
Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the Bloomberg Barclays Government/Credit 1-3 Year Bond Index, which measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Best Quarter:	Q2 '09	+5.67%
Worst Quarter:	Q2 '13	(0.80)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Limited Maturity Bond Portfolio	1 Year	5 Years	10 Years
Thrivent Limited Maturity Bond Portfolio	4.75%	2.38%	2.44%
Bloomberg Barclays Government/Credit 1-3 Year Bond Index	4.03%	1.67%	1.54%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Michael G. Landreville, CFA, CPA (inactive), Gregory R. Anderson, CFA, and Cortney L. Swensen, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Landreville has served as a portfolio manager of the Portfolio since November 2001, Mr. Anderson has served as a portfolio manager of the Portfolio since February 2005, and Ms. Swensen has served as a portfolio manager of the Portfolio since April 2020. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Ms. Swensen has been with Thrivent Financial since 2011 and is currently a Senior Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:

•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Low Volatility Equity Portfolio

Investment Objective
Thrivent Low Volatility Equity Portfolio (the "Portfolio") seeks long-term capital appreciation with lower volatility relative to the global equity markets. The Portfolio's investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.88%
Total Annual Portfolio Operating Expenses	1.48%
Less Fee Waivers and/or Expense Reimbursements[1]	0.68%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.80%
[1]	The Adviser has contractually agreed, through at least April 30, 2020, to waive a portion of the management fees associated with the shares of the Thrivent Low Volatility Equity Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.80% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Low Volatility Equity Portfolio	$82	$401	$743	$1,710
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The Portfolio’s investments are diversified globally. The Portfolio may invest in securities denominated in U.S. dollars and the currencies of the foreign countries in which it may invest. The Portfolio typically has full currency exposure to those markets in which it invests. The Portfolio may buy or sell equity index futures for investment exposure or hedging purposes. The Portfolio may invest in securities of any market capitalization, including small- and mid-cap securities.
In seeking to achieve the Portfolio’s investment objective, the Adviser employs investment management techniques to identify securities that exhibit low volatility returns. Volatility refers to the variation in security and market prices over time. Over a full market cycle, the Portfolio seeks to produce returns similar to the MSCI World Minimum Volatility Index – USD Net Returns. It is expected that the Portfolio will generally underperform the global equity markets during periods of strong market performance.
In buying and selling securities for the Portfolio, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Portfolio’s holdings to produce a portfolio with reduced volatility.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the one-year period and since inception compared to a broad-based securities market index. The index is the MSCI World Minimum Volatility Index – USD Net Returns, which measures the performance characteristics of a minimum variance strategy applied to a universe of large- and mid-cap stocks in 23 developed market countries. It is an optimized version of the MSCI World Index. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart includes the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assumes that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '18	+5.55%
Worst Quarter:	Q4 '18	(7.21)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Low Volatility Equity Portfolio	1 Year	Since Inception (4/28/17)
Thrivent Low Volatility Equity Portfolio	23.13%	10.82%
MSCI World Minimum Volatility Index - USD Net Returns	23.17%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Noah J. Monsen, CFA and Brian W. Bomgren, CQF are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Monsen and Mr. Bomgren have served as portfolio managers of the Portfolio since April 2017 and April 2018, respectively. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.

Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Mid Cap Growth Portfolio

Investment Objective
Thrivent Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio's investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	3.15%
Total Annual Portfolio Operating Expenses	3.90%
Less Fee Waivers and/or Expense Reimbursements[2]	3.05%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.85%
[1]	These expenses are based on estimated amounts for the current fiscal year.
[2]	The Adviser has contractually agreed, through at least April 30, 2021, to waive a portion of the management fees associated with the shares of the Thrivent Mid Cap Growth Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.85% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years
Thrivent Mid Cap Value Portfolio	$92	$909
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. Because the Portfolio had not yet commenced operations prior to the date of this prospectus, the Portfolio's portfolio turnover rate for the most recent fiscal year end is not yet available.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of mid-sized companies. The Adviser focuses mainly on the equity securities of mid-sized U.S. companies which have market capitalizations equivalent to those included in widely known indices such as the Russell Midcap Growth Index, S&P MidCap 400 Index, or the mid-sized company market capitalization classifications published by Lipper, Inc. These companies typically have a market capitalization of approximately $2 billion to $25 billion. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes have demonstrated and believes will sustain above average revenue and earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. Many such companies are in the technology sector and the Portfolio may at times have a higher concentration in this industry.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.

Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Performance
The index is the S&P MidCap 400 Growth Index, which measures the performance of the growth stocks in the S&P MidCap 400 Index. No performance information for the Portfolio is provided because it commenced operations on April 30, 2020, and does not yet have a full calendar year of performance history. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end that takes place after April 30, 2020.
How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
David J. Lettenberger, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Lettenberger has served as portfolio manager of the Portfolio since April 2020. Mr. Lettenberger has been a portfolio manager at Thrivent Financial since 2013, when he joined the firm.

Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Mid Cap Index Portfolio

Investment Objective
Thrivent Mid Cap Index Portfolio (the "Portfolio") seeks total returns that track the performance of the S&P MidCap 400 Index.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.26%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Mid Cap Index Portfolio	$27	$84	$146	$331
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests substantially all of its assets (more than 80% of its net assets, plus the amount of any borrowings for investment purposes) in mid-sized company stocks included in the S&P MidCap 400 Index in the proportions in which they are represented in the Index. This is a passively managed Portfolio, which means that the Adviser does not actively choose the securities that should make up the Portfolio. The S&P MidCap 400 Index is a capitalization weighted index of 400 medium capitalization stocks chosen for market size, liquidity, and industry representation. Accordingly, the Portfolio invests in stocks of medium-sized companies from a broad range of industries. The S&P MidCap 400 Index is adjusted quarterly and when changes to the index occur, the Adviser will attempt to replicate these changes within the Portfolio. However, any such changes may result in slight variations from the index. The Portfolio may buy and sell equity index futures for investment exposure. For liquidity reasons, the Portfolio may invest, to some degree, in money market instruments.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the S&P MidCap 400 Index, which measures the performance of 400 mid-cap stocks. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+19.80%
Worst Quarter:	Q3 '11	(19.97)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Mid Cap Index Portfolio	1 Year	5 Years	10 Years
Thrivent Mid Cap Index Portfolio	25.86%	8.74%	12.30%
S&P MidCap 400 Index	26.20%	9.03%	12.72%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Bomgren and Ms. Wang have served as portfolio managers of the Portfolio since January 2018. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently a Senior Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009 to 2016.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:

•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Mid Cap Stock Portfolio

Investment Objective
Thrivent Mid Cap Stock Portfolio (the "Portfolio") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.67%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Mid Cap Stock Portfolio	$68	$214	$373	$835
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of mid-sized companies. The Adviser focuses mainly on the equity securities of mid-sized U.S. companies which have market capitalizations equivalent to those included in widely known indices such as the Russell Midcap Index, S&P MidCap 400 Index, or the mid-sized company market capitalization classifications published by Lipper, Inc. These companies typically have a market capitalization of approximately $2 billion to $25 billion. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Portfolio seeks to achieve its investment objective by investing in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements. The Adviser generally looks for mid-sized companies that, in its opinion:
•	have prospects for growth in their sales and earnings;
•	are in an industry with a good economic outlook;
•	have high-quality management; and/or
•	have a strong financial position.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five-, and ten-year periods compared to a broad-based securities market index. The index is the S&P MidCap 400 Index, which measures the performance of mid-sized companies. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+19.42%
Worst Quarter:	Q3 '11	(22)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Mid Cap Stock Portfolio	1 Year	5 Years	10 Years
Thrivent Mid Cap Stock Portfolio	26.16%	11.48%	13.39%
S&P MidCap 400 Index	26.20%	9.03%	12.72%
Russell Midcap Index	30.54%	9.32%	13.20%

Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Brian J. Flanagan, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Flanagan has been a portfolio manager of the Portfolio since December 2004. He has been with Thrivent Financial since 1994 and a portfolio manager since 2000.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Mid Cap Value Portfolio

Investment Objective
Thrivent Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio's investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	3.13%
Total Annual Portfolio Operating Expenses	3.88%
Less Fee Waivers and/or Expense Reimbursements[2]	2.98%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%
[1]	These expenses are based on estimated amounts for the current fiscal year.
[2]	The Adviser has contractually agreed, through at least April 30, 2021, to waive a portion of the management fees associated with the shares of the Thrivent Mid Cap Value Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.90% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years
Thrivent Mid Cap Value Portfolio	$92	$909
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. Because the Portfolio had not yet commenced operations prior to the date of this prospectus, the Portfolio's portfolio turnover rate for the most recent fiscal year end is not yet available.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of mid-sized companies. The Adviser focuses mainly on the equity securities of mid-sized U.S. companies which have market capitalizations equivalent to those included in widely known indices such as the Russell Midcap Value Index, S&P MidCap 400 Index, or the mid-sized company market capitalization classifications published by Lipper, Inc. These companies typically have a market capitalization of approximately $2 billion to $25 billion. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes are undervalued in relation to their long-term earnings power or asset value. These stocks typically, but not always, have below average price-to-earnings and price-to-book value ratios. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Performance
The index is the S&P MidCap 400 Value Index, which measures the performance of the value stocks in the S&P MidCap 400 Index. No performance information for the
Portfolio is provided because it commenced operations on April 30, 2020, and does not yet have a full calendar year of performance history. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end that takes place after April 30, 2020.
How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Graham Wong, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Wong has served as portfolio manager of the Portfolio since April 2020. Mr. Wong has been a portfolio manager at Thrivent Financial since 2013, when he joined the firm.

Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Moderate Allocation Portfolio

Investment Objective
Thrivent Moderate Allocation Portfolio (the "Portfolio") seeks long-term capital growth while providing reasonable stability of principal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.19%
Total Annual Portfolio Operating Expenses	0.81%
Less Fee Waivers and/or Expense Reimbursements[1]	0.17%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.64%
[1]	The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least April 30, 2020, to waive an amount equal to any management fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Moderate Allocation Portfolio	$65	$242	$433	$986
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 134% of the average value of its portfolio.
Principal Strategies
The Portfolio pursues its objective by investing in a combination of other funds managed by the Adviser or an affiliate and directly held financial instruments. The Portfolio is designed for investors who seek moderate long-term capital growth with reasonable stability of principal and are comfortable with moderate levels of risk and volatility. The Portfolio uses a prescribed asset allocation strategy involving a two-step process that is designed to achieve its desired risk tolerance. The first step is the construction of a model for the allocation of the Portfolio’s assets across broad asset categories (namely, equity securities and debt securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings (i.e., what the Adviser determines is the strategic allocation) for these sub-classes. Sub-classes for equity securities may be based on market capitalization, investment style (such as growth or value), or economic sector. Sub-classes for debt securities may be based on maturity, duration, security type or credit rating (high yield—commonly known as “junk bonds”—or investment grade).
The use of target weightings for various sub-classes within broad asset categories is intended as a multi-style approach to reduce the risk of investing in securities having common characteristics. The Portfolio may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments.

The Portfolio may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.
Under normal circumstances, the Portfolio invests in the following broad asset classes within the ranges given:
Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	57%	35-75%
Debt Securities	43%	25-55%
The Portfolio’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performance among asset categories. The Adviser will rebalance the Portfolio at least annually so that its holdings are within the ranges for the broad asset categories.
The Portfolio pursues its investment strategy by investing primarily in other mutual funds managed by the Adviser or an affiliate. The names of the funds managed by the Adviser or an affiliate which are currently available for investment by the Portfolio are shown in the list below. The list is provided for information purposes only. The Adviser may change the availability of the funds managed by the Adviser or an affiliate for investment by the Portfolio without shareholder approval or advance notice to shareholders.
Equity Securities
Small Cap
Thrivent Small Cap Stock Portfolio
Mid Cap
Thrivent Mid Cap Stock Portfolio
Large Cap
Thrivent Global Stock Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Value Portfolio
Other
Thrivent International Allocation Portfolio
Thrivent Core International Equity Fund
Thrivent Core Low Volatility Equity Fund

Debt Securities
High Yield Bonds
Thrivent High Yield Portfolio
Intermediate/Long-Term Bonds
Thrivent Income Portfolio
Short-Term/Intermediate Bonds
Thrivent Limited Maturity Bond Portfolio
Other
Thrivent Core Emerging Markets Debt Fund

Short-Term Debt Securities
Money Market
Thrivent Cash Management Trust
Other
Thrivent Core Short-Term Reserve Fund
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Portfolio Turnover Rate Risk. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.

Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks, the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds, and the MSCI All Country World Index ex-USA—USD Net Returns, which measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.). Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+15.14%
Worst Quarter:	Q3 '11	(10.91)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Moderate Allocation Portfolio	1 Year	5 Years	10 Years
Thrivent Moderate Allocation Portfolio	18.75%	6.78%	7.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	21.51%	5.51%	4.97%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, David S. Royal and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Simenstad has served as a portfolio manager of the Portfolio since April 2005. Mr. Bagwell and Mr. Lowe have served as portfolio managers of the Portfolio since April 2016. Mr. Royal has served as portfolio manager of the Portfolio since April 2018. Mr. Spangler has served as a portfolio manager of the Portfolio since February 2019. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Royal is Chief Investment Officer and has been with Thrivent Financial since 2006. Mr. Spangler has been with Thrivent Financial since 2002, in an investment management capacity since 2006 and currently is a Senior Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.

Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Moderately Aggressive Allocation Portfolio

Investment Objective
Thrivent Moderately Aggressive Allocation Portfolio (the "Portfolio") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.25%
Total Annual Portfolio Operating Expenses	0.93%
Less Fee Waivers and/or Expense Reimbursements[1]	0.22%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.71%
[1]	The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least April 30, 2020, to waive an amount equal to any management fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Moderately Aggressive Allocation Portfolio	$73	$274	$493	$1,123
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 91% of the average value of its portfolio.
Principal Strategies
The Portfolio pursues its objective by investing in a combination of other funds managed by the Adviser or an affiliate and directly held financial instruments. The Portfolio is designed for investors who seek moderately greater long-term capital growth and are comfortable with moderately higher levels of risk and volatility. The Portfolio uses a prescribed asset allocation strategy involving a two-step process that is designed to achieve its desired risk tolerance. The first step is the construction of a model for the allocation of the Portfolio’s assets across broad asset categories (namely, equity securities and debt securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings (i.e., what the Adviser determines is the strategic allocation) for these sub-classes. Sub-classes for equity securities may be based on market capitalization, investment style (such as growth or value), or economic sector. Sub-classes for debt securities may be based on maturity, duration, security type or credit rating (high yield—commonly known as “junk bonds”—or investment grade).
The use of target weightings for various sub-classes within broad asset categories is intended as a multi-style approach to reduce the risk of investing in securities having common characteristics. The Portfolio may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments.
The Portfolio may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.
Under normal circumstances, the Portfolio invests in the following broad asset classes within the ranges given:
Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	77%	55-90%
Debt Securities	23%	10-40%
The Portfolio’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performance among asset categories. The Adviser will rebalance the Portfolio at least annually so that its holdings are within the ranges for the broad asset categories.
The Portfolio pursues its investment strategy by investing primarily in other mutual funds managed by the Adviser or an affiliate. The names of the funds managed by the Adviser or an affiliate which are currently available for investment by the Portfolio are shown in the list below. The list is provided for information purposes only. The Adviser may change the availability of the funds managed by the Adviser or an affiliate for investment by the Portfolio without shareholder approval or advance notice to shareholders.
Equity Securities
Small Cap
Thrivent Small Cap Stock Portfolio
Mid Cap
Thrivent Mid Cap Stock Portfolio
Large Cap
Thrivent Global Stock Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Value Portfolio
Other
Thrivent International Allocation Portfolio
Thrivent Core International Equity Fund
Thrivent Core Low Volatility Equity Fund

Debt Securities
High Yield Bonds
Thrivent High Yield Portfolio
Intermediate/Long-Term Bonds
Thrivent Income Portfolio
Short-Term/Intermediate Bonds
Thrivent Limited Maturity Bond Portfolio
Other
Thrivent Core Emerging Markets Debt Fund

Short-Term Debt Securities
Money Market
Thrivent Cash Management Trust
Other
Thrivent Core Short-Term Reserve Fund
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks, the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds, and the MSCI All Country World Index ex-USA—USD Net Returns, which measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.). Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.

The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+17.17%
Worst Quarter:	Q3 '11	(14.52)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Moderately Aggressive Allocation Portfolio	1 Year	5 Years	10 Years
Thrivent Moderately Aggressive Allocation Portfolio	22.11%	7.99%	9.11%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	21.51%	5.51%	4.97%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, David S. Royal and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Simenstad has served as a portfolio manager of the Portfolio since April 2005. Mr. Bagwell and Mr. Lowe have served as portfolio managers of the Portfolio since April 2016. Mr. Royal has served as portfolio manager of the Portfolio since April 2018. Mr. Spangler has served as a portfolio manager of the Portfolio since February 2019. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Royal is Chief Investment Officer and has been with Thrivent Financial since 2006. Mr. Spangler has been with Thrivent Financial since 2002, in an investment management capacity since 2006 and currently is a Senior Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Moderately Conservative Allocation Portfolio

Investment Objective
Thrivent Moderately Conservative Allocation Portfolio (the "Portfolio") seeks long-term capital growth while providing reasonable stability of principal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.56%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.74%
Less Fee Waivers and/or Expense Reimbursements[1]	0.13%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.61%
[1]	The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least April 30, 2020, to waive an amount equal to any management fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Moderately Conservative Allocation Portfolio	$62	$223	$399	$906
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 180% of the average value of its portfolio.
Principal Strategies
The Portfolio pursues its objective by investing in a combination of other funds managed by the Adviser or an affiliate and directly held financial instruments. The Portfolio is designed for investors who seek long-term capital growth with reasonable stability of principal and more conservative levels of risk and volatility. The Portfolio uses a prescribed asset allocation strategy involving a two-step process that is designed to achieve its desired risk tolerance. The first step is the construction of a model for the allocation of the Portfolio’s assets across broad asset categories (namely, debt securities and equity securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings (i.e., what the Adviser determines is the strategic allocation) for these sub-classes. Sub-classes for debt securities may be based on maturity, duration, security type or credit rating (high yield—commonly known as “junk bonds”—or investment grade) and may include leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. Sub-classes for equity securities may be based on market capitalization, investment style (such as growth or value), or economic sector.
The use of target weightings for various sub-classes within broad asset categories is intended as a multi-style approach to reduce the risk of investing in securities having common characteristics. The Portfolio may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments.
The Portfolio may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.
Under normal circumstances, the Portfolio invests in the following broad asset classes within the ranges given:
Broad Asset Category	Target Allocation	Allocation Range
Debt Securities	63%	35-75%
Equity Securities	37%	25-65%
The Portfolio’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performance among asset categories. The Adviser will rebalance the Portfolio at least annually so that its holdings are within the ranges for the broad asset categories.
The Portfolio pursues its investment strategy by investing primarily in other mutual funds managed by the Adviser or an affiliate. The names of the funds managed by the Adviser or an affiliate which are currently available for investment by the Portfolio are shown in the list below. The list is provided for information purposes only. The Adviser may change the availability of the funds managed by the Adviser or an affiliate for investment by the Portfolio without shareholder approval or advance notice to shareholders.
Debt Securities
High Yield Bonds
Thrivent High Yield Portfolio
Intermediate/Long-Term Bonds
Thrivent Income Portfolio
Short-Term/Intermediate Bonds
Thrivent Limited Maturity Bond Portfolio
Other
Thrivent Core Emerging Markets Debt Fund

Equity Securities
Small Cap
Thrivent Small Cap Stock Portfolio
Mid Cap
Thrivent Mid Cap Stock Portfolio
Large Cap
Thrivent Global Stock Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Value Portfolio
Other
Thrivent International Allocation Portfolio
Thrivent Core International Equity Fund
Thrivent Core Low Volatility Equity Fund

Short-Term Debt Securities
Money Market
Thrivent Cash Management Trust
Other
Thrivent Core Short-Term Reserve Fund
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Portfolio Turnover Rate Risk. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks, the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds, and the MSCI All Country World Index ex-USA—USD Net Returns, which measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.). Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+11.68%
Worst Quarter:	Q3 '11	(7.39)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Moderately Conservative Allocation Portfolio	1 Year	5 Years	10 Years
Thrivent Moderately Conservative Allocation Portfolio	15.18%	5.42%	6.22%
S&P 500 Index	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
MSCI All Country World Index ex-USA - USD Net Returns	21.51%	5.51%	4.97%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, David S. Royal and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Simenstad has served as a portfolio manager of the Portfolio since April 2005. Mr. Bagwell and Mr. Lowe have served as portfolio managers of the Portfolio since April 2016. Mr. Royal has served as portfolio manager of the Portfolio since April 2018. Mr. Spangler has served as a portfolio manager of the Portfolio since February 2019. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Royal is Chief Investment Officer and has been with Thrivent Financial since 2006. Mr. Spangler has been with Thrivent Financial since 2002, in an investment management capacity since 2006 and currently is a Senior Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.

Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Money Market Portfolio

Investment Objective
Thrivent Money Market Portfolio (the "Portfolio") seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.46%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Money Market Portfolio	$47	$148	$258	$579
Principal Strategies
The Portfolio seeks to produce current income while maintaining liquidity by investing at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. Government securities are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.
The Adviser manages the Portfolio subject to strict rules established by the Securities and Exchange Commission that are designed so that the Portfolio may maintain a stable $1.00 share price. Those rules generally require the Portfolio, among other things, to invest only in high quality securities that are denominated in U.S. dollars and have short remaining maturities. In addition, the rules require the Portfolio to maintain a dollar-weighted average maturity (WAM) of not more than 60 days and a dollar-weighted average life (WAL) of not more than 120 days. When calculating its WAM, the Portfolio may shorten its maturity by using the interest rate resets of certain adjustable rate securities. Generally, the Portfolio may not take into account these resets when calculating its WAL.
The Adviser typically uses U.S. Treasury securities, short-term discount notes issued by government-related organizations and government securities payable within seven-days or less to provide liquidity for reasonably foreseeable shareholder redemptions and to comply with regulatory requirements. The Adviser invests in other securities by selecting from the available supply of short-term government securities based on its interest rate outlook and analysis of quantitative and technical factors. Although the Portfolio frequently holds securities until maturity, the Adviser may sell securities to increase liquidity. The Adviser will select securities for such sales based on how close the sale price would be to their amortized costs.
Principal Risks
You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time. In addition, the Portfolio is subject to the following principal investment risks.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
Interest Rate Risk. A weak economy, strong equity markets, or changes by the Federal Reserve in its monetary policies may cause short-term interest rates to increase and affect the Portfolio’s ability to maintain a stable share price.
Redemption Risk. The Portfolio may need to sell portfolio securities to meet redemption requests. The Portfolio could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Portfolio shares, (ii) a disruption in the normal operation of the markets in which the Portfolio buys and sells portfolio securities or (iii) the inability of the Portfolio to sell portfolio securities because such securities are illiquid. In such events, the Portfolio could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Although the Portfolio generally does not have the ability to impose liquidity fees or temporarily suspend redemptions, the payment of redemption proceeds could be delayed or denied if the Portfolio is liquidated, to the extent permitted by applicable regulations.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual returns for one-, five- and ten-year periods. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses and assume that you sold your investment at the end of the period. On February 1, 2016, the Portfolio changed its investment strategies from those of a prime money market fund to those of a government money market fund. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q4 '18	+0.47
Worst Quarter:[1]	Q4 '16	+0.00%
1The Portfolio’s performance was 0.00% for Q1 ’10 through Q3 ‘16.
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
	1 Year	5 Years	10 Years
Thrivent Money Market Portfolio	1.83%	0.76%	0.38%
The 7-day yield for the period ended December 31, 2018 was 2.01%. You may call 800-847-4836 to obtain the Portfolio’s current yield information.

Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
William D. Stouten is primarily responsible for the day-to-day management of the Portfolio. Mr. Stouten has served as portfolio manager of the Portfolio since October 2003. Prior to this position, he was a research analyst and trader for the Thrivent money market funds since 2001, when he joined Thrivent Financial.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Multidimensional Income Portfolio

Investment Objective
Thrivent Multidimensional Income Portfolio (the "Portfolio") seeks a high level of current income and, secondarily, growth of capital. The Portfolio's investment objectives may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.86%
Acquired Fund Fees and Expenses	0.25%
Total Annual Portfolio Operating Expenses	1.66%
Less Fee Waivers and/or Expense Reimbursements[1]	0.46%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%
[1]	The Adviser has contractually agreed, through at least April 30, 2020, to waive a portion of the management fees associated with the shares of the Thrivent Multidimensional Income Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.95% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Multidimensional Income Portfolio	$122	$479	$859	$1,927
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 103% of the average value of its portfolio.
Principal Strategies
The Portfolio seeks to achieve its investment objectives by allocating assets across multiple income and growth producing asset classes and strategies. Debt securities in which the Portfolio invests include high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser. The Portfolio will also implement its investment strategy by investing in convertible bonds and U.S. dollar denominated emerging markets sovereign debt.
The Portfolio also plans to invest in income-producing equity securities, including preferred stock and real estate investment trusts (“REITs”). The Portfolio will invest in other income-producing securities such as shares of closed-end funds (“CEFs”), publicly-traded business development companies (“BDCs”), master limited partnerships (“MLPs”), and exchange-traded funds (“ETFs”). CEFs are investment companies that issue a fixed number of shares that trade on a stock exchange or over-the-counter, typically at a premium or a discount to their net asset value. BDCs are publicly held investment funds that invest primarily in private and thinly traded public U.S. businesses. MLPs are publicly-traded limited partnerships that are limited by the Internal Revenue Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources. ETFs are investment companies generally designed to track the performance of a securities or other index or benchmark. The Portfolio may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser or an affiliate and unaffiliated funds.
The Portfolio may invest in other securities such as investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), and leveraged loans. The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Business Development Company (“BDC”) Risk. The value of a BDC’s investments will be affected by portfolio company specific performance as well as the overall economic environment. Shares of BDCs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. The Portfolio may be exposed to greater risk and experience higher volatility than would a portfolio that was not invested in BDCs. Additionally, most BDCs employ leverage which can magnify the returns of underlying investments.
Closed-End Fund (“CEF”) Risk. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of “illiquid” securities than typical mutual funds. The Portfolio is subject to a pro-rata share of the management fees and expenses of each CEF in addition to the Portfolio’s management fees and expenses, resulting in Portfolio shareholders subject to higher expenses than if they invested directly in CEFs.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes futures on U.S. Treasuries in order to manage duration. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism).
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Investment in Other Investment Companies Risk. Investing in other investment companies, including CEFs and BDCs, could result in the duplication of certain fees, including management and administrative fees, and may expose the Portfolio to the risks of owning the underlying investments that the other investment company holds.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Master Limited Partnership (“MLP”) Risk. An investment in an MLP exposes the Portfolio to the legal and tax risks associated with investing in partnerships. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold. Due to the tax requirements for MLPs, the income of many MLPs comes from energy infrastructure. Risks inherent in the energy infrastructure business include: sustained declines in demand for crude oil, natural gas and refined petroleum products, construction risk, changes in the regulatory environment or other regulatory exposure, weather risk, risks associated with terrorist activity and interest rate risk.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.
Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Portfolio Turnover Rate Risk. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Real Estate Investment Trust (“REIT”) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Portfolio. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Portfolio will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through the Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the one-year period and since inception compared to broad-based securities market indices. These indices are the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which measures the performance of fixed-rate non-investment grade bonds, the S&P U.S. Preferred Stock Index, which represents the U.S. preferred stock market, the Bloomberg Barclays Emerging Markets USD Sovereign Bond Index, which tracks fixed and floating-rate U.S. dollar-denominated debt issued by emerging market governments, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index, and the S&P/LSTA Leveraged Loan Index, which reflects the performance of the largest facilities in the leveraged loan market. The Portfolio now compares its returns to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, the S&P U.S. Preferred Stock Index, and the Bloomberg Barclays Emerging Markets USD Sovereign Bond Index because the Portfolio believes they more accurately represent the Portfolio’s investment objective and principal strategies. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart includes the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assumes that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.

YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '18	+1.38%
Worst Quarter:	Q4 '18	(5.75)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Multidimensional Income Portfolio	1 Year	Since Inception (4/28/17)
Thrivent Multidimensional Income Portfolio	15.09%	4.58%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	14.32%
Bloomberg Barclays Mortgage-Backed Securities Index	6.35%
S&P/LSTA Leveraged Loan Index	8.64%
Bloomberg Barclays Emerging Markets USD Sovereign Index	13.35%
S&P U.S. Preferred Stock Total Return Index	17.64%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Stephen D. Lowe, CFA and Kent L. White, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Simenstad, Mr. Anderson, and Mr. Ocenasek have served as portfolio managers of the Portfolio since April 2017. Mr. Lowe has served as a portfolio manager of the Portfolio since April 2018. Mr. White has served as a portfolio manager of the Fund since July 2019. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Ocenasek has been with Thrivent Financial since 1987 and has served in a portfolio management capacity since 1997. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. Mr. White is the director of Investment Grade Research, and he has been with Thrivent Financial since 1999.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.

Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Opportunity Income Plus Portfolio

Investment Objective
Thrivent Opportunity Income Plus Portfolio (the "Portfolio") seeks a combination of current income and long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.66%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Opportunity Income Plus Portfolio	$67	$211	$368	$822
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 186% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio primarily invests in a broad range of debt securities.
The debt securities in which the Portfolio invests may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser. The Portfolio may also invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. The Portfolio may also invest in investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), sovereign and emerging market debt (both U.S. dollar and non-U.S. dollar denominated), preferred stock, and other types of securities.
The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
The Portfolio may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.
The Portfolio may invest in exchange-traded funds (“ETFs”), which are investment companies generally designed to track the performance of a securities or other index or benchmark.
The Portfolio may also pursue its investment strategy by investing in other mutual funds managed by the Adviser or an affiliate.

The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes futures on U.S. Treasuries in order to manage duration. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism).
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.
Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Portfolio Turnover Rate Risk. The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.
Real Estate Investment Trust (“REIT”) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Portfolio. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Portfolio will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through the Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, which represents the performance of high yield corporate bonds rated Ba or B, with a maximum allocation of 2% to any one issuer, and the S&P/LSTA Leveraged Loan Index, which reflects the performance of the largest facilities in the leveraged loan market. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart includes the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
Effective August 16, 2013, based on approval of the Portfolio’s Board of Directors, the Portfolio’s investment objective and principal strategies were changed, which had the effect of converting the Portfolio from one which invested at least 80% of its assets in mortgage-related securities to one which invests in a broad range of fixed-income securities. At the same time, the Portfolio’s name changed from Thrivent Mortgage Securities Portfolio to Thrivent Opportunity Income Plus Portfolio. As a result, performance information presented below with respect to periods prior to August 16, 2013, reflects the performance of an investment portfolio that was materially different from the investment portfolio of Thrivent Opportunity Income Plus Portfolio.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+7.17%
Worst Quarter:	Q2 '13	(2.41)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Opportunity Income Plus Portfolio	1 Year	5 Years	10 Years
Thrivent Opportunity Income Plus Portfolio	8.53%	3.63%	4.24%
Bloomberg Barclays Mortgage-Backed Securities Index	6.35%	2.58%	3.15%
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index	15.18%	6.05%	7.43%
Barclays U.S. High Yield Loan Index
S&P/LSTA Leveraged Loan Index	8.64%	4.45%	5.01%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Gregory R. Anderson, CFA, Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, Kent L. White, CFA and Stephen D. Lowe, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Anderson has served as a portfolio manager of the Portfolio since April 2003. Mr. Smith has served as a portfolio manager of the Portfolio since the August 2013. Mr. Ocenasek and Mr. White have served as portfolio managers of the Portfolio since April 2015. Stephen D. Lowe, CFA has served as a portfolio manager of the Portfolio since April 2018. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Smith has been with Thrivent Financial since 2004 and also manages the leveraged loan portfolio and the high yield bond portfolio of Thrivent Financial’s general account. Mr. Ocenasek has been with Thrivent Financial since 1987 and has served in a portfolio management capacity since 1997. Mr. White is the Director of Investment Grade Research at Thrivent Financial and has been with the firm since 1999. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.

Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Partner Emerging Markets Equity Portfolio

Investment Objective
Thrivent Partner Emerging Markets Equity Portfolio (the "Portfolio") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%
Other Expenses	0.30%
Total Annual Portfolio Operating Expenses	1.28%
Less Fee Waivers and/or Expense Reimbursements[1]	0.08%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%
[1]	The Adviser has contractually agreed, through at least April 30, 2020, to waive a portion of the management fees associated with the shares of the Thrivent Partner Emerging Markets Equity Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.20% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Partner Emerging Markets Equity Portfolio	$122	$398	$695	$1,538
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), at the time of initial purchase, in emerging market equities, including common stock, preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stocks. A security is considered to be an “emerging market” security if issued by a company that Portfolio management has determined meets one or more of the following criteria:
•	is organized under the laws of, or has its principal office in, an emerging market country;
•	has its principal securities trading market in an emerging market country; and/or
•	derives a majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.
An “emerging market” country is any country determined by the Adviser or subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These emerging market countries include every nation in the world except the U.S., Canada, Israel, Japan, Australia, New Zealand, Hong Kong, Singapore and all nations typically considered part of Western Europe. At times, the Portfolio may have a significant amount of its assets invested in a country or geographic region.

The Portfolio may also invest in equity securities of issuers that are not tied economically to emerging market countries. The Portfolio may invest in securities denominated in U.S. dollars and currencies of emerging market countries in which it may invest. The Portfolio typically has full currency exposure to those markets in which it invests.
The Portfolio may invest in securities of any market capitalization, including small and mid-cap securities.
The Portfolio may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector such as financials.
The Portfolio’s subadviser, Aberdeen Asset Managers Limited (“Aberdeen”), uses a disciplined investment process based on its proprietary research to determine security selection. Aberdeen seeks to identify “quality” companies, based on factors such as strength of management and business, that trade at reasonable valuations, based on factors such as earnings growth and other key financial measurements. Aberdeen also evaluates matters of long term value by examining a spectrum of considerations such as governance and risk management, including those risks often referred to as environmental, social and governance factors ("ESG"). ESG analysis is fully integrated into investment decisions for all equity holdings. As such, Aberdeen evaluates ESG factors as part of the investment analysis process and this forms an integral component of Aberdeen’s quality rating for all companies. Aberdeen makes investments for the long-term, although it may sell a security when it perceives a company’s business direction or growth prospects to have changed or the company’s valuations are no longer attractive.
Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its net assets invested in emerging market equities from 80% to a lesser amount, it will notify you at least 60 days prior to the change.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Financial Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Portfolio, the Portfolio will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the
Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one- and five-year periods and since inception compared to a broad-based securities market index. The index is the MSCI Emerging Markets Index - USD Net Returns, which measures the performance of stock markets in developing countries throughout the world. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart includes the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+42.46%
Worst Quarter:	Q3 '11	(17.20)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Partner Emerging Markets Equity Portfolio	1 Year	5 Years	10 Years
Thrivent Partner Emerging Markets Equity Portfolio	20.15%	4.71%	5.01%
MSCI Emerging Markets Index - USD Net Returns	18.42%	5.61%	3.68%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), which has engaged Aberdeen Asset Managers Limited (“Aberdeen”) to subadvise the Portfolio.
Portfolio Manager(s)
Aberdeen uses a team-based approach, with the following team members being jointly and primarily responsible for day-to-day management. Hugh Young, Managing Director – Asia, has managed the Portfolio since April 2008. Devan Kaloo, Global Head of Equities/Head of Global Emerging Markets Equities, has managed the Portfolio since April 2008. Joanne Irvine, Deputy Head of Global Emerging Markets, has managed the Portfolio since April 2008. Mark Gordon-James, CFA, Investment Director, has managed the Portfolio since April 2008. Flavia Cheong, CFA, Head of Equities – Asia Pacific, has managed the Portfolio since April 2008.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Partner Growth Stock Portfolio

Investment Objectives
The investment objective of the Thrivent Partner Growth Stock Portfolio (the "Portfolio") is to achieve long-term growth of capital and, secondarily, increase dividend income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.74%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Partner Growth Stock Portfolio	$76	$237	$411	$918
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Strategies
The Portfolio’s principal strategy for achieving its investment objectives under normal circumstances is to invest at least 80% of net assets (plus the amount of any borrowing for investment purposes) in common stocks. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in common stocks from 80% to a lesser amount, it will notify you at least 60 days prior to such a change.
The Portfolio concentrates its investments in growth companies. The Portfolio’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The subadviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Portfolio may at times invest significantly in certain sectors, such as the information technology sector.
In pursuing the Portfolio’s investment objectives, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it believes such purchase will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
While the Portfolio invests primarily (at least 80%) in common stocks, it may also invest in foreign stocks (up to 30% of total assets), and futures and options to obtain investment exposure or for hedging, in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objectives and you could lose money by investing in the Portfolio.
Derivatives Risk. The use of derivatives (such as futures and options) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five-, and ten-year periods compared to a broad-based securities market index. The index is the S&P 500 Growth Index, which measures the performance of the growth stocks in the S&P 500 Index. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q1 '12	+18.98%
Worst Quarter:	Q3 '11	(14.56)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Partner Growth Stock Portfolio	1 Year	5 Years	10 Years
Thrivent Partner Growth Stock Portfolio	31.38%	14.22%	14.85%
Russell 1000 Growth Index	36.39%	14.63%	15.22%
S&P 500 Growth Index®	31.13%	13.52%	14.78%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), which has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to subadvise the Portfolio.
Portfolio Manager(s)
Joseph B. Fath, CPA is primarily responsible for the day-to-day management of the Portfolio. Mr. Fath has served as the portfolio manager of the Portfolio since April 2014. He currently serves as Chairman of the Portfolio’s Investment Advisory Committee. Mr. Fath joined T. Rowe Price in 2002. He joined as an equity research analyst and, since 2008, has assisted other T. Rowe Price portfolio managers in managing the Firm’s U.S. large-cap growth strategies.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Partner Healthcare Portfolio

Investment Objective
Thrivent Partner Healthcare Portfolio (the "Portfolio") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.93%
Less Fee Waivers and/or Expense Reimbursements[1]	0.05%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.88%
[1]	The Adviser has contractually agreed, through at least April 30, 2020, to waive a portion of the management fees associated with the shares of the Thrivent Partner Healthcare Portfolio equal in the aggregate to 0.05% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the
Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Partner Healthcare Portfolio	$90	$291	$510	$1,138
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the securities of companies that are engaged in the development, production or distribution of pharmaceutical, generic, biotechnology and medical technology products or services (“healthcare companies”). Healthcare companies are those that derive at least 50% of their annual revenues from the production of such products and provision of such services or have at least 50% of their assets in such products or services. The Portfolio invests primarily in equity securities of both U.S. and non-U.S. companies (including American Depositary Receipts and issuers in emerging markets) and, as a non-diversified fund under the Investment Company Act of 1940 (the “1940 Act”), focuses its investments in the securities of a relatively few number of issuers. In addition, the Portfolio concentrates its investments in the securities of companies in the healthcare industry, some of which may be small- and medium-sized companies. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in the securities of healthcare companies from 80% to a lesser amount, it will notify you at least 60 days prior to the change.
BlackRock Investment Management, LLC, the Portfolio’s subadviser, considers a variety of factors when choosing investments for the Portfolio, including (i) identifying companies and industries that appear to have the potential for above-average returns; and (ii) identifying companies that are expected to show above-average growth over the long-term, as well as those that appear to be trading below their true worth. The Portfolio will generally sell a stock when, in the opinion of the subadviser, the stock reaches its price target or if there is deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the Portfolio or a better opportunity elsewhere.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Healthcare Industry Risk. As a sector fund that invests primarily in the healthcare industry, the Portfolio is subject to the risk that the companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.

Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Non-Diversified Risk. The Portfolio is not “diversified” within the meaning of the 1940 Act. That means the Portfolio may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Portfolio’s performance.
Other Funds Risk. Because the Portfolio invests in other funds managed by the Adviser or an affiliate (“Other Funds”), the performance of the Portfolio is dependent, in part, upon the performance of Other Funds in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds. In addition, Other Funds may be subject to additional fees and expenses that will be borne by the Portfolio.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one- and five-year periods and since inception compared to a broad-based securities market index. The index is the S&P Composite 1500® Index, which measures the performance of stocks in the S&P 1500® Index that are classified as members of the GICS® health care sector. The Portfolio no longer uses the MSCI World Healthcare Index, which is a capitalization-weighted index of selected health care stocks from around the world, because BlackRock Investment Management, LLC replaced Sectoral Asset Management Inc. (“Sectoral”) as the subadviser of the Portfolio on September 11, 2017. Performance information presented below with respect to periods prior to September 11, 2017 reflects the Portfolio’s performance when managed by Sectoral. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart includes the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assumes that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN

Best Quarter:	Q3 '18	+13.00%
Worst Quarter:	Q3 '11	(15.79)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Partner Healthcare Portfolio	1 Year	5 Years	10 Years
Thrivent Partner Healthcare Portfolio	25.85%	7.42%	11.63%
S&P Composite 1500® Health Care Index	20.87%	10.69%	15.17%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), which has engaged BlackRock Investment Management, LLC (“BIM”) to subadvise the Portfolio.
Portfolio Manager(s)
Erin Xie, Managing Director of BlackRock, Inc.(“BlackRock”), is primarily responsible for the day-to-day management of the Portfolio. Dr. Xie has served as the portfolio manager of the Portfolio since September 2017. Dr. Xie has been a Managing Director of BlackRock since 2006 and joined BlackRock as a Director in 2005. Prior to joining BlackRock, Dr. Xie was a Senior Vice President of State Street Research & Management from 2001 to 2005.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Real Estate Securities Portfolio

Investment Objective
The Thrivent Real Estate Securities Portfolio (the "Portfolio") seeks to provide long-term capital appreciation and high current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.85%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Real Estate Securities Portfolio	$87	$271	$471	$1,049
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Strategies
In seeking to achieve its investment objective, the Portfolio focuses on income-producing common stocks and other equity securities of U.S. real estate companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are primarily engaged in the real estate industry. This includes companies such as real estate investment trusts (REITs) and other real estate related investments. A real estate company generally derives at least 50% of its revenue from real estate ownership, leasing, management, development, financing or sale of residential, commercial or industrial real estate—or has at least 50% of its assets in real estate. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of assets invested in companies that are primarily engaged in the real estate industry from 80% to a lesser amount, it will notify you at least 60 days prior to such a change.
This Portfolio may invest up to 20% of its assets in equity and fixed income securities of companies which are not principally engaged in the real estate industry or which are not income producing equity securities of companies principally engaged in the U.S. real estate industry.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Real Estate Industry Risk. To the extent the Portfolio allocates assets to companies in the real estate business, the Portfolio is subject to real estate industry risk. Declines in real estate values, changes in interest rates or economic downturns can have a significant negative effect on companies in the real estate industry. Other adverse changes could include, but are not limited to, extended vacancies of properties, increased competition, overbuilding and changes in zoning law and government regulations.
Real Estate Investment Trust (“REIT”) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Portfolio. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Portfolio will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through the Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five-, and ten-year periods compared to a broad-based securities market index. The index is the S&P Composite 1500® Equity REITs Index, which measures the performance of the stocks in the S&P Composite 1500® Index that are classified as members of the GICS® Equity Real Estate Investment Trusts industry. The Portfolio now compares its returns to the S&P Composite 1500® Equity REITs Index because the Portfolio’s complex no longer uses FTSE as an index provider. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart includes the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assumes that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.

YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+32.72%
Worst Quarter:	Q1 '09	(31.1)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Real Estate Securities Portfolio	1 Year	5 Years	10 Years
Thrivent Real Estate Securities Portfolio	27.94%	7.23%	11.95%
S&P Composite 1500® Real Estate Index	27.63%	8.47%	12.77%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Reginald L. Pfeifer, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Pfeifer has served as portfolio manager of the Portfolio since its inception in April 2003. Mr. Pfeifer has been with Thrivent Financial since 1990 and has served as an equity portfolio manager since 2003.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Small Cap Growth Portfolio

Investment Objective
Thrivent Small Cap Growth Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio's investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Other Expenses[1]	2.07%
Total Annual Portfolio Operating Expenses	2.86%
Less Fee Waivers and/or Expense Reimbursements[2]	1.89%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.97%
[1]	Certain other expense categories have been adjusted to annualize expenses after the initial short year to reflect current fees.
[2]	The Adviser has contractually agreed, through at least April 30, 2020, to waive a portion of the management fees associated with the shares of the Thrivent Small Cap Growth Portfolio in order to limit the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.97% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Small Cap Growth Portfolio	$99	$707	$1,341	$3,049
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.
From inception on April 27, 2018 through the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of small companies. The Adviser focuses mainly in the equity securities of smaller U.S. companies which have market capitalizations equivalent to those companies included in widely known indices such as the Russell 2000 Growth Index, S&P SmallCap 600 Index, or the small company market capitalization classification published by Lipper, Inc. These companies typically have a market capitalization of less than $6 billion. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes have demonstrated and believes will sustain above-average revenue and earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. Many such companies are in the technology sector and the Portfolio may at times have a higher concentration in this industry.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Performance
No performance information for the Portfolio is provided because it does not yet have a full year of performance history. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
How the Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
David J. Lettenberger, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Lettenberger has served as portfolio manager of the Portfolio since April 2018. Mr. Lettenberger has been a portfolio manager at Thrivent Financial since 2013, when he joined the firm.

Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Small Cap Index Portfolio

Investment Objective
Thrivent Small Cap Index Portfolio (the "Portfolio") seeks capital growth that tracks the performance of the S&P SmallCap 600 Index.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.25%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Small Cap Index Portfolio	$26	$80	$141	$318
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests substantially all of its assets (more than 80% of its net assets, plus the amount of any borrowings for investment purposes) in small company common stocks included in the S&P SmallCap 600 Index in the proportions in which they are represented in the Index. This is a passively managed Portfolio, which means that the Adviser does not choose the securities that make up the Portfolio. The S& P SmallCap 600 Index is a capitalization-weighted index comprised of 600 domestic small capitalization stocks chosen for market size, liquidity, and industry representation. Accordingly, the Portfolio invests in stocks of smaller companies from a broad range of industries. The S&P SmallCap 600 Index is adjusted quarterly, and when changes to the index occur, the Adviser will attempt to replicate these changes within the Portfolio. However, any such changes may result in slight variations from time to time. The Portfolio may buy and sell equity index futures for investment exposure. For liquidity reasons, the Portfolio may invest to some degree in money market instruments.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the S&P SmallCap 600 Index, which measures the performance of a group of 600 small-cap stocks. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+21.04%
Worst Quarter:	Q4 '18	(20.11)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Small Cap Index Portfolio	1 Year	5 Years	10 Years
Thrivent Small Cap Index Portfolio	22.49%	9.33%	13.02%
S&P SmallCap 600 Index	22.78%	9.56%	13.35%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Bomgren and Ms. Wang have served as portfolio managers of the Portfolio since January 2018. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently a Senior Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009 to 2016.

Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Small Cap Stock Portfolio

Investment Objective
The Thrivent Small Cap Stock Portfolio (the "Portfolio") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.73%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Small Cap Stock Portfolio	$75	$233	$406	$906
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of small companies. The Adviser focuses mainly in the equity securities of smaller U.S. companies which have market capitalizations equivalent to those companies included in widely known indices such as the Russell 2000 Index, S&P SmallCap 600 Index, or the small company market capitalization classifications published by Lipper, Inc. These companies typically have a market capitalization of less than $6 billion. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements. The Adviser looks for small companies that, in its opinion:
•	have an improving fundamental outlook;
•	have capable management; and
•	are financially sound.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Equity Security Risk. Equity securities held by the Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the S&P SmallCap 600 Index, which measures the small-cap segment of the U.S. equity market. Call 800-847-4836 or visit Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+19.09%
Worst Quarter:	Q3 '11	(24.28)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2018)
Thrivent Small Cap Stock Portfolio	1 Year	5 Years	10 Years
Thrivent Small Cap Stock Portfolio	27.77%	11.17%	12.10%
S&P SmallCap 600 Index	22.78%	9.56%	13.35%
Russell 2000 Index	25.52%	8.23%	11.82%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Matthew D. Finn, CFA and James M. Tinucci, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finn has served as lead portfolio manager for the Portfolio since April 2013. Mr. Tinucci has served as the associate portfolio manager of the Portfolio since March 2015. Mr. Finn has been a portfolio manager at Thrivent Financial since

2004, when he joined Thrivent Financial. Mr. Tinucci has been with Thrivent Financial since 2014.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More about Investment Strategies and Risks

Each Portfolio’s investment objective and principal strategies are described in the “Summary Section” above. The principal strategies are the strategies that a Portfolio’s investment adviser and sub-adviser (if applicable) believe are most likely to be important in trying to achieve the Portfolio’s investment objective. Please note that each Portfolio may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information.
This section provides additional information about some of the securities and other practices in which certain Portfolios may engage, along with their associated risks.
Information about Certain Principal Investment Strategies
Adjustable Rate Securities. The interest rate may be adjusted daily or at specified intervals (such as monthly, quarterly or annually). Adjustments may be based on a referenced market rate for a specified term (such as one, three or twelve months). For some securities, adjustments are made by a third-party or auction process designed to maintain a market value close to the security’s face amount. Adjustments may be limited by caps or floors.
Some adjustable rate securities are payable upon demand, which should reduce the volatility of their market values. The right to demand payment may be exercisable after a specified notice period (such as seven or thirty days) and only at specified intervals (such as at the end of a calendar month or quarter). The right to demand payment may terminate upon certain events (such as the issuer’s insolvency).
So long as the Adviser expects an adjustable rate security’s market value to approximate its face value after each interest rate adjustment, the Adviser may rely on the interest rate when calculating a Portfolio’s dollar-weighted average maturity or duration. The market value of an adjustable rate security may nevertheless decline, due to changes in market conditions or the financial condition of the issuer and the effects of caps or floors on interest rate adjustments.
Collateralized Debt Obligations. Thrivent Limited Maturity Bond Portfolio may invest in collateralized debt obligations (“CDOs”) as a principal strategy, the other Portfolios may do so as a non-principal strategy. CDOs are types of asset-backed securities. Collateralized loan obligations (“CLOs”) are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities.
Derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives from another security, an index, an interest rate, or a currency. Each Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Portfolio may also use derivatives to obtain investment exposure to a certain asset class or for speculation (investing for potential income or capital gain).
While hedging can guard against potential risks, using derivatives adds to the Portfolio’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. For example, the price or value of the underlying instrument, asset, index, currency or rate may move in a different direction than expected or such movements may be of a magnitude greater or less than expected.
Another risk with derivatives is that some types can amplify a gain or loss, thereby creating investment exposure greater than the initial investment. For example, futures contracts, options on futures contracts, forward contracts, and options on derivatives can allow the Portfolio to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged, and a Portfolio could potentially earn or lose substantially more money than the actual cost (if any) incurred when the derivative is entered into by a Portfolio. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset, index or rate.
With some derivatives, whether used for hedging, replication or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Portfolio. In addition, suitable derivative investments for hedging, replication or speculative purposes may not be available.
Derivatives can be difficult to value and illiquid, which means a Portfolio may not be able to close out a derivatives transaction in a cost-efficient manner. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Portfolio to close out a position when desired.
Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero.
Emerging Markets Securities. A security is considered to be an “emerging market” security if issued by a country that is an emerging markets country, or a country or company that Portfolio management has determined meets one or more of the following criteria:
•	is organized under the laws of, or has its principal office in, an emerging market country;
•	has its principal securities trading market in an emerging market country; and/or
•	derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.
An “emerging market” country is any country determined by the Adviser or subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These emerging market countries include every nation in the world except the U.S., Canada, Israel, Japan, Australia, New Zealand, Hong Kong, Singapore and all nations typically considered part of Western Europe.
Exchange Traded Funds (“ETFs”). An ETF is an investment company that holds a portfolio of investments generally designed to track the performance of an index or benchmark. An ETF trades on a securities exchange.
Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Portfolio. The Portfolios may rely on these exemptive orders in order to invest in certain ETFs beyond the foregoing statutory limitations.
Foreign Currency Transactions. The Portfolios may conduct foreign currency exchange transactions, normally either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolios will generally not enter into a forward contract with a term greater than one year.
Under unusual circumstances, certain Portfolios may commit substantial assets to the consummation of these contracts. Although forward contracts may be used to protect a Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and the Portfolio’s total returns could be adversely affected as a result.
There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.
Foreign Securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of the potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. These risks are usually higher in less developed countries. Each of the Portfolios, except Thrivent Money Market Portfolio, may use foreign currencies and related instruments, including foreign currency exchange transactions, to hedge its foreign investments.
In addition, foreign securities also may be more difficult to resell and less liquid than comparable U.S. securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Government Bonds and Municipal Bonds. Each of the Portfolios may invest in government bonds and municipal bonds. As a result, the Portfolio’s performance may be affected by political and economic conditions at the state, regional or Federal level. These may include budgetary problems, declines in the tax base or changes in federal income tax laws or rates and other factors that may cause rating agencies to downgrade the credit ratings on certain issues.
High-Yield Bonds. High yield bonds are debt securities rated below BBB by S&P or Baa by Moody’s or unrated securities deemed to be of comparable quality by the Adviser. To the extent that a Portfolio invests in high yield bonds, it takes on the following risks:
•	The risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds.
•	Issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.
•	High yield securities generally have a less liquid resale market.
International Exposure. Many U.S. companies in which the Portfolios may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the performance of a Portfolio.
Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities are securities that are backed by pools of mortgages and which pay income based on the payments of principal and income they receive from the underlying mortgages. Asset-backed securities are similar but are backed by other assets, such as pools of consumer loans. Both are sensitive to interest rate changes as well as to changes in the repayment patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.
Real Estate Investment Trusts (“REITs”). REITs generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All types of REITs may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend securities such as REITs. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Portfolio. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by a Portfolio will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through a Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.
Securities Ratings. When fixed-income securities are rated by one or more independent rating agencies, a Portfolio uses these ratings to determine bond quality. Investment grade bonds are those that are rated within or above the BBB major rating category by S&P or the Baa major rating category by Moody’s, or unrated but considered of equivalent quality by the Portfolio’s adviser. High-yield bonds are below investment grade bonds in terms of quality.
In cases where a bond is rated in conflicting categories by different rating agencies, a Portfolio (other than the Thrivent Money Market Portfolio) may choose to follow the higher rating. If a bond is unrated, the Portfolio may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the market price and liquidity of such security may be adversely affected and the Portfolio will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.
Information about Certain Non-Principal Investment Strategies
Defensive Investing. In response to market, economic, political or other conditions, each Portfolio (other than the Money Market Portfolio) may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes that are not part of the Portfolio’s principal investment strategies. If the Portfolio does this, different factors could affect the Portfolio’s performance and it may not achieve its investment objective.

Illiquid Investments. An illiquid investment is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each of the Portfolios may invest up to 15% of net assets (5% of net assets for Thrivent Money Market Portfolio subject to money market fund requirements) in illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of illiquid securities could hamper a Portfolio’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Portfolio may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Portfolio) may have a subjective element.
Initial Public Offerings. Each Portfolio may purchase securities in initial public offerings (IPOs) of securities. IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Thus, when the Portfolio’s size is smaller, any gains from IPOs will have an exaggerated impact on the Portfolio’s reported performance than when the Portfolio is larger. Attractive IPOs are often oversubscribed and may not be available to the Portfolio, or only in very limited quantities. There can be no assurance that a Portfolio will have favorable IPO investment opportunities.
In-kind Purchases. The Portfolios may purchase shares of affiliated Portfolios through in-kind contributions of portfolio securities held by the Portfolio, according to procedures adopted by the Portfolios’ Board of Directors (the “Board”) and subject to applicable regulatory requirements. The procedures generally require, among other things, that the in-kind contribution does not favor the Portfolio making the contribution over any other shareholder in the receiving Portfolio and the contribution is in the best interests of the affiliated Portfolio receiving the in-kind contribution. The securities contributed must be valued according to the receiving Portfolio’s valuation procedures and be of the appropriate type and amount for investment by the Portfolio receiving the contribution. If these procedures are not followed or the shares purchased decline in value, it could adversely affect the price of Portfolio shares.
In-kind Redemptions. A Portfolio may redeem its shares in-kind (i.e., with its underlying portfolio securities), subject to applicable regulatory requirements. In this situation, you would typically receive a pro-rata portion (i.e., a proportionate share) of a Portfolio’s portfolio of holdings. You may incur brokerage and other transaction costs associated with converting into cash the portfolio securities distributed to you for such in-kind redemptions. The portfolio securities you receive may increase or decrease in value before you convert them into cash. You may incur tax liability when you sell the portfolio securities you receive from an in-kind redemption.
Securities Lending. Each of the Portfolios except Thrivent Money Market Portfolio may seek additional income by lending securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money.
Short-Term Trading. The investment strategy for each Portfolio at times may include short-term trading. While a Portfolio ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase a Portfolio’s transaction costs.
Unusual Opportunities. Each of the Portfolios may purchase some securities that do not meet its normal investment criteria when the investment adviser or subadviser perceives an unusual opportunity for gain, which could include a variety of factors, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.
When-Issued Securities. A Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year. In addition, no income will be earned on these securities until they are actually delivered.
Zero Coupons. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to a Portfolio that has purchased the security and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Portfolio to liquidate securities at a disadvantageous time.
Glossary of Principal Risks
The main risks associated with investing in each Portfolio are summarized in each Portfolio’s respective “Summary Section” above. More detailed descriptions of these and other risks are described below in alphabetical order for ease of reference. Each Portfolio may be subject to additional risks that are not described in this prospectus but are included in the statement of additional information.
Allocation Risk. Certain Portfolios’ investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. For example, underperformance in the equity or debt markets could have a material adverse effect on a Portfolio’s total return if it has a significant allocation to those types of securities. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Business Development Company (“BDC”) Risk. The value of a BDC’s investments will be affected by portfolio company specific performance as well as the overall economic environment. Shares of BDCs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. A Portfolio may be exposed to greater risk and experience higher volatility than would a portfolio that was not invested in BDCs. Additionally, most BDCs employ leverage which can magnify the returns of underlying investments.
Closed-End Fund (“CEF”) Risk. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of “illiquid” securities than typical mutual funds. A Portfolio is subject to a pro-rata share of the management fees and expenses of each CEF in addition to the Portfolio’s management fees and expenses, resulting in Portfolio shareholders subject to higher expenses than if they invested directly in CEFs.
Collateralized Debt Obligations (“CDO”) Risk. The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Portfolio invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Portfolio as illiquid securities.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. A Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of a Portfolio. Similarly, there is a risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make interest and/or principal payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to more volatility in the price of the security and in shares of the Portfolio.
Cybersecurity Risk. The Portfolios and their service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a Subadviser, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Portfolios’ ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Portfolios’ operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Portfolios or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Portfolios may invest, which could result in material adverse consequences for such issuers and may cause the Portfolios’ investments in such companies to lose value. While the Portfolios’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Portfolios cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Portfolios or their shareholders. Although each Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Portfolio’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and a Portfolio and its shareholders may bear costs tied to these risks.
Derivatives Risk. The use of derivatives (such as futures, options, credit default swaps, and total return swaps) involves additional risks and transaction costs which could leave a Portfolio in a worse position than if it had not used these instruments. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and a Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Some derivatives may give rise to a form of economic leverage, and may expose the Portfolio to greater risk and increase its costs. Such leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Portfolio’s portfolio will be magnified when the Portfolio uses leverage. Futures contracts, options on futures contracts, forward contracts, and options on derivatives can allow the Portfolio to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.
The success of a Portfolio’s derivatives strategies will depend on the Adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Swap agreements may involve fees, commissions or other costs that may reduce a Portfolio’s gains from a swap agreement or may cause a Portfolio to lose money. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Portfolio to close out a position when desired.
Emerging Markets Risk. The economic and political structures of developing countries in emerging markets, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries with less developed legal, tax, regulatory, and accounting systems. There also may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets may also have differing legal systems which make it difficult for the Portfolio to pursue legal remedies with respect to its investments. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Portfolio’s share price to decline.
Some emerging market countries restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.
Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.
Equity Security Risk. Equity securities held by a Portfolio may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in one particular sector, industry, or geographic region which would make the Portfolio more vulnerable to adverse developments affecting such sectors, industries, or geographic regions. Equity securities are generally more volatile than most debt securities. The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
ESG (Environmental, Social & Governance) Investment Strategy Risk. The Portfolio’s ESG investment strategy limits the types and number of investment opportunities available to the Portfolio and, as a result, the Portfolio may underperform other funds that do not have an ESG focus. The Portfolio’s ESG investment strategy may result in the Portfolio investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. In addition, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and a Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. In addition, ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.
Financial Sector Risk. Companies in the financial sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries of any individual financial company or of the financial sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. During the financial crisis, a number of large financial institutions failed, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates. The financial sector is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.
Foreign Currency Risk. The Portfolio is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. To the extent a Portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Securities of foreign companies in which the Portfolio invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions—such as Latin America, Asia, Europe and the Mediterranean region—can be highly interdependent and may decline at the same time. Certain European countries in which a Portfolio may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Portfolio performance.
Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices and impair the Portfolio’s ability to repatriate capital or income.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
Government Securities Risk. Certain Portfolios invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie
Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may lack dividends that could help cushion prices in a declining market. Growth style investing may be out of favor with investors from time to time and growth stocks may underperform the securities of other companies or the stock market in general.
Healthcare Industry Risk. As a sector fund that invests primarily in the healthcare industry, the Partner Healthcare Portfolio is subject to the risk that the companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.
High Yield Risk. High yield securities - commonly known as “junk bonds” - are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, high yield securities generally are less liquid than investment grade securities.
Inflation-Linked Security Risk. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity.
There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Portfolio’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations or maturities tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Investing-in-Funds Risk. Each of the Thrivent Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio,Thrivent Moderately Aggressive Allocation Portfolio and Thrivent Moderately Conservative Allocation Portfolio (each, a “Thrivent Asset Allocation Portfolio”) allocate their assets among certain other funds managed by the Adviser or an affiliate (“Other Funds”). From time to time, one or more of the Other Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Thrivent Asset Allocation Portfolios or other investors. These transactions may affect the Other Funds since Other Funds that experience redemptions as a result of reallocations or rebalancings may have to sell Portfolio securities and since Other Funds that receive additional cash will have to invest such cash. These effects may be particularly important when one or more of the Thrivent Asset Allocation Portfolios owns a substantial portion of any Other Fund.
While it is impossible to predict the overall impact of these transactions over time, the performance of an Other Fund may be adversely affected if the Other Fund is required to sell securities or invest cash at inopportune times. These transactions could also increase transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Because the Thrivent Asset Allocation Portfolios may own substantial portions of some Other Funds, a redemption or reallocation by a Thrivent Asset Allocation Portfolio away from an Other Fund could cause the Other Fund’s expenses to increase.
Investment Adviser Risk. The Portfolios (except Large Cap Index Portfolio, Mid Cap Index Portfolio, and Small Cap Index Portfolio) are actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Investment in Other Investment Companies Risk. Investing in other investment companies, including CEFs and BDCs, could result in the duplication of certain fees, including management and administrative fees, and may expose a Portfolio to risks of owning the underlying investments that the other investment company holds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and a Portfolio could incur a loss.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which a Portfolio’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. To the extent that a Portfolio invests in common stock, common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in and general creditors of, the company.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.”
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (e.g., small-cap stocks, foreign securities and high-yield bonds) often have a less liquid resale market. Liquid investments may become illiquid after purchase by the Adviser or subadviser, particularly during periods of market turmoil. As a result, the Adviser or subadviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser or subadviser believes they are worth. Less liquid securities can also become more difficult to value. In addition, when there is illiquidity in the market for certain securities, the Portfolio, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. In addition, inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. As a result of this decreased liquidity, the Adviser or subadviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Price declines may occur in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price.
Master Limited Partnership (“MLP”) Risk. MLPs are subject to risks such as limited partner risk, liquidity risk, interest rate risk and general partner risk.
•	An MLP is a public limited partnership or limited liability company taxed as a partnership. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investor may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.
•	The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
•	MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
•	The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.
Multi-Manager Risk. The Fund and Thrivent Financial have received an exemptive order from the SEC (known as a “multi-manager order”) that permits them to hire and fire one or more subadvisers for the Portfolios without a shareholder vote, subject to approval by the Fund’s Board and shareholder notice. During the transition of management of Portfolio assets from one subadviser to another, it is possible that the Portfolio will not be fully invested in accordance with the Portfolio’s prospectus and, therefore, will not be fully pursuing its investment objective during such transition. In addition, the multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Portfolio’s realization of capital gains. These aspects of the risk apply to any Portfolio with one or more subadvisers. For a Portfolio that has multiple sub-advisers, the investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Portfolio indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Portfolio’s performance depending upon the performance of those securities and the overall economic environment. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.
Municipal Bond Risk. The Portfolio’s performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, decline in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Bonds may also exhibit price fluctuations due to changes in interest rate or bond yield levels. Some municipal bonds may be repaid prior to maturity if interest rates decrease. As a result, the value of the Portfolio’s shares may fluctuate significantly in the short term. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the
Portfolio may be more dependent on the analytical abilities of the Adviser than funds that invest in stock or other corporate investments. The Portfolio may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Portfolio’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Non-Diversified Risk. A Portfolio that is not “diversified” within the meaning of the 1940 Act may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Portfolio’s performance.
Other Funds Risk. The performance of Portfolios that invest in Other Funds is dependent, in part, upon the performance of the Other Funds. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds’ underlying portfolios. Those risks may include, among others, market risk, issuer risk, volatility risk, foreign securities risk, foreign currency risk, emerging markets risk, derivatives risk, credit risk, interest rate risk, high yield risk and investment adviser risk. As a shareholder of the Portfolio, you will bear your share of the Portfolio’s operating expenses as well as the Portfolio’s share of the Other Funds’ operating expenses. Consequently, an investment in the Portfolio would result in higher aggregate operating costs than investing directly in Other Funds that are also portfolios.
Portfolio Turnover Rate Risk. A Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders. The expenses may include bid-ask spreads, dealer mark-ups, and other transactional costs on the sale of securities and reinvestment in other securities.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and a Portfolio may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Quantitative Investing Risk. Quantitative Investing Risk is the risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio. If models or data used in the models would be incorrect or incomplete, any decisions made in reliance thereon expose the Portfolio to potential risks. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect and could lead to losses for the Portfolio.
Real Estate Industry Risk. To the extent a Portfolio allocates assets to companies in the real estate business, the Portfolio is subject to real estate industry risk. Declines in real estate values, changes in interest rates or economic downturns can have a significant negative effect on companies in the real estate industry. Other adverse changes could include, but are not limited to, extended vacancies of properties, increased competition, overbuilding and changes in zoning law and government regulations.
Real Estate Investment Trust (“REIT”) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Fund. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Portfolio will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through the Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.
Redemption Risk. A Portfolio may need to sell portfolio securities to meet redemption requests. The Portfolio could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Portfolio shares, (ii) a disruption in the normal operation of the markets in which the Portfolio buys and sells portfolio securities or (iii) an inability of the Portfolio to sell portfolio securities because such securities are illiquid. In such events, the Portfolio could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Portfolio may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Portfolios. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations, and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulatory environment for the Portfolios is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Portfolios’ interpretation of the application of certain regulations, may adversely affect the ability of a Portfolio to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Portfolio.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. From time to time, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors than others, its performance may be more susceptible to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. A Portfolio may have difficulty selling holdings of these companies at a desired time and price. Smaller companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns. It may be a substantial period of time before a Portfolio could realize a gain, if any, on an investment in a small cap company.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller and unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. These are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor. Value style investing may be out of favor with investors from time to time and value stocks may underperform the securities of other companies or the stock market in general.
Glossary of Investment Terms
Dollar-Weighted Average Effective Maturity. Measure of the Portfolio that is determined by calculating the average maturity of each debt security owned by the Portfolio, weighting each security according to the amount that it represents in the Portfolio. In addition, for asset-backed and mortgage-backed securities, as well as bonds with required prepayments or redemption rights, the calculation considers the expected prepayments of the underlying securities and/or the present value of a mandatory stream of prepayments.
Duration. A measure of price sensitivity of a bond or bond fund to changes in interest rates. While duration is similar to maturity in that the result is stated in years, it is a better indicator of price sensitivity than maturity since it takes into account the time value of future cash flows generated over the bond’s life. Since duration can be computed for bond funds by using a weighted approach, the approximate effect on a bond fund’s price can be estimated by multiplying the fund’s duration by an expected change in interest rates. For example, if interest rates were to rise by 1%, the net asset value of a bond fund with an average duration of 5 years would be expected to fall 5%.
Fundamental Investment Research Techniques. Research techniques that generally assess a company or security’s value based on a broad examination of financial data, quality of management, business concept and competition.
Maturity. A bond fund has no real maturity, but it does have a dollar-weighted average effective maturity that represents an average of the effective maturities of the underlying bonds, with each bond’s effective maturity “weighted” by the percent of fund assets it represents.

For bonds that are most likely to be called before maturity, the effective maturity of a bond is usually the call date.
Quantitative Investment Research Techniques. Research techniques that generally focus on a company’s financial statements and assess a company or security’s value based on appropriate financial ratios that measure revenue, profitability and financial structure.
Technical Investment Research Techniques. Research techniques that generally involve the study of trends and movements in a security’s price, trading volume and other market-related factors in an attempt to discern patterns.

Management of the Portfolios

Investment Adviser
The Portfolios of the Fund are managed by Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Thrivent Financial and its affiliates have been in the investment advisory business since 1986 and had approximately $118 billion in assets under management as of December 31, 2018.
Thrivent Financial provides investment research and supervision of the assets for each of the Portfolios that it manages. For Thrivent International Allocation Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Growth Stock Portfolio, and Thrivent Partner Healthcare Portfolio (the “Subadvised Portfolios”), Thrivent Financial has entered into a subadvisory agreement with each subadviser and pays each subadviser a portion of the net management fee Thrivent Financial receives from each applicable Portfolio. Thrivent Financial manages a portion of Thrivent International Allocation Portfolio’s assets and provides investment research and supervision of these assets. Thrivent Financial establishes the overall investment strategy and evaluates, selects and recommends, subject to the approval of the Board, one or more subadvisers to manage all or a portion of the investments of each Subadvised Portfolio.
Thrivent Financial and the Fund have received an exemptive order from the SEC that permits Thrivent Financial and the Portfolios, with the approval of the Fund’s Board, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the applicable Portfolio. Thrivent Financial will notify variable contract owners in the event of any change in the identity of the subadviser of a Portfolio.
Management Fees
Each Portfolio pays an annual management fee to the investment adviser. During the year ended December 31, 2018, Thrivent Financial received the following management fees, expressed as a percentage of the Portfolio’s average daily net assets:1
PORTFOLIO	MANAGEMENT FEE
Thrivent Aggressive Allocation Portfolio[2]	0.70%
Thrivent All Cap Portfolio	0.55%
Thrivent Balanced Income Plus Portfolio	0.55%
Thrivent Diversified Income Plus Portfolio	0.40%
Thrivent Global Stock Portfolio	0.59%
Thrivent Government Bond Portfolio	0.35%
PORTFOLIO	MANAGEMENT FEE
Thrivent High Yield Portfolio	0.40%
Thrivent Income Portfolio	0.40%
Thrivent International Allocation Portfolio	0.64%
Thrivent Large Cap Growth Portfolio	0.40%
Thrivent Large Cap Index Portfolio	0.20%
Thrivent Large Cap Value Portfolio	0.60%
Thrivent Limited Maturity Bond Portfolio	0.40%
Thrivent Low Volatility Equity Portfolio	0.60%
Thrivent Mid Cap Index Portfolio	0.20%
Thrivent Mid Cap Stock Portfolio	0.63%
Thrivent Moderate Allocation Portfolio[2]	0.59%
Thrivent Moderately Aggressive Allocation Portfolio[2]	0.66%
Thrivent Moderately Conservative Allocation Portfolio[2]	0.56%
Thrivent Money Market Portfolio	0.35%
Thrivent Multidimensional Income Fund	0.55%
Thrivent Opportunity Income Plus Portfolio	0.50%
Thrivent Partner Emerging Markets Equity Portfolio	0.98%
Thrivent Partner Growth Stock Portfolio	0.65%
Thrivent Partner Healthcare Portfolio	0.84%
Thrivent Real Estate Securities Portfolio	0.75%
Thrivent Small Cap Growth Portfolio	0.79%
Thrivent Small Cap Index Portfolio	0.20%
Thrivent Small Cap Stock Portfolio	0.67%

1	The inception date for each of Thrivent ESG Index Portfolio, Thrivent International Index Portfolio, Thrivent Mid Cap Growth Portfolio and Thrivent Mid Cap Value Portfolio coincides with the date of this prospectus, so no management fee information is reflected in the table. Each of Thrivent ESG Index Portfolio and Thrivent International Index Portfolio will pay Thrivent Financial an annual management fee that is equal to [____]% of average daily net assets. Each of Thrivent Mid Cap Growth Portfolio and Thrivent Mid Cap Value Fund will pay Thrivent Financial an annual management fee that is equal to 0.75% of the first $200 million of average daily net assets and 0.70% of average daily net assets over $200 million. Thrivent Financial reimbursed certain expenses of some of the Portfolios. This table does not reflect the effects of any reimbursements. In addition, with respect to the Subadvised Portfolios, Thrivent Financial pays the applicable subadviser(s) a subadvisory fee from the management fee it receives from the Subadvised Portfolio. These subadvisory fees do not constitute an additional fee to you, the investor. To learn more about these subadvisory fees, please consult the Statement of Additional Information.
2	The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least April 30, 2021, to waive an amount equal to any management fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust.
Certain of the Portfolios have breakpoints, which you can learn more about by consulting the Statement of Additional Information. In addition, the Fund’s annual report discusses the basis for the Board’s approval of the investment adviser agreement between the Fund and Thrivent Financial.

Portfolio Management
This section provides information about the portfolio management for each of the Portfolios. The Statement of Additional Information for the Portfolios provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.
Thrivent Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, and Thrivent Moderately Conservative Allocation Portfolio
Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, David S. Royal and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Simenstad has served as a portfolio manager of the Portfolio since April 2005. Mr. Bagwell and Mr. Lowe have served as portfolio managers of the Portfolio since April 2016. Mr. Royal has served as portfolio manager of the Portfolio since April 2018. Mr. Spangler has served as a portfolio manager of the Portfolio since February 2019. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Royal is Chief Investment Officer and has been with Thrivent Financial since 2006. Mr. Spangler has been with Thrivent Financial since 2002, in an investment management capacity since 2006 and currently is a Senior Portfolio Manager.
Thrivent All Cap Portfolio
Matthew D. Finn, CFA and John T. Groton, Jr., CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finn and Mr. Groton have served as portfolio managers of the Portfolio since February 2019. Mr. Finn is Vice President, Head of Equity Funds and has been with Thrivent Financial in an investment management capacity since April 2004. Mr. Groton is the Director of Equity Research and has been with Thrivent Financial in an investment management capacity since July 2007.
Thrivent Balanced Income Plus Portfolio
Stephen D. Lowe, CFA, Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Darren M. Bagwell and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Lowe has served as a portfolio manager of the Portfolio since August 2013. Mr. Simenstad and Mr. Monsen have served as portfolio managers of the Portfolio since April 2015. Mr. Bagwell and Mr. Spangler have served as portfolio managers of the Portfolio since February 2019. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Spangler has been with Thrivent Financial since 2002, in an investment management capacity since 2006 and currently is a Senior Portfolio Manager.
Thrivent Diversified Income Plus Portfolio
Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, Noah J. Monsen, CFA, Gregory R. Anderson, CFA and Darren M. Bagwell, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Simenstad has served as a portfolio manager of the Portfolio since March 2006. Mr. Lowe and Mr. Monsen have served as portfolio managers of the Portfolio since April 2015. Mr. Anderson has served as a portfolio manager of the Portfolio since October 2018. Mr. Bagwell has served as a portfolio manager of the Portfolio since February 2019. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002.
Thrivent ESG Index Portfolio
Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Bomgren and Ms. Wang have served as portfolio managers of the Portfolio since April 2020. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently a Senior Equity Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009 to 2016.

Thrivent Global Stock Portfolio
Kurt J. Lauber, CFA, Noah J. Monsen, CFA, Lauri Brunner, Darren M. Bagwell, CFA and David R. Spangler, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Lauber has served as a portfolio manager of the Portfolio since March 2013. Mr. Monsen has served as a portfolio manager of the Portfolio since April 2018. Ms. Brunner has served as a portfolio manager of the Portfolio since September 2018. Mr. Bagwell and Mr. Spangler have served as portfolio managers of the Portfolio since February 2019. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Ms. Brunner has been with Thrivent Financial since 2007 and currently is a Senior Equity Portfolio Manager. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Spangler has been with Thrivent Financial since 2002, in an investment management capacity since 2006 and currently is a Senior Portfolio Manager.
Thrivent Government Bond Portfolio
Michael G. Landreville, CFA, CPA (inactive) and Gregory R. Anderson, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Landreville has served as portfolio manager of the Portfolio since December 2005. Mr. Anderson has served as a portfolio manager of the Portfolio since August 2017. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000.
Thrivent High Yield Portfolio
Paul J. Ocenasek, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Ocenasek has served as portfolio manager of the Portfolio since December 1997. He has been with Thrivent Financial since 1987 and, since 1997, has served as portfolio manager to other Thrivent mutual funds.
Thrivent Income Portfolio
Kent L. White, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. White has served as a portfolio manager of the Portfolio since June 2017. Mr. White is the Director of Investment Grade Research, and he has been with Thrivent Financial since 1999.
Thrivent International Allocation Portfolio
Thrivent Financial has engaged Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282-2198, as investment subadviser for a portion of the Portfolio’s assets.
GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. LLC (“Goldman Sachs”). As of December 31, 2019, GSAM, including its investment advisory affiliates, had assets under supervision (“AUS”) of approximately $1,697,932.6 million. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM’s Quantitative Investment Strategies team (the “QIS” team) manages the international small- and mid-cap equities of the Portfolio with the following team members being jointly and primarily responsible for day-to-day management. Len Ioffe, Managing Director, joined GSAM as an associate in 1994 and has been a portfolio manager since 1996. Mr. Ioffe has managed the Portfolio since September 2013. Osman Ali, Managing Director, joined GSAM in 2003 and has been a member of the research and portfolio management team within QIS since 2005. Mr. Ali has managed the Portfolio since September 2013. Takashi Suwabe is a Managing Director and is co-head of active equity research in the QIS team. Mr. Suwabe joined GSAM in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute. Mr. Suwabe has managed the Portfolio since September 2013.
The Adviser manages the Portfolio’s international large-cap, emerging markets equity and U.S. securities assets. Noah J. Monsen, CFA,Brian W. Bomgren, CQF, Darren M. Bagwell, CFA and David R. Spangler, CFA are jointly and primarily responsible for day-to-day management of the Portfolio’s international large-cap, emerging markets equity and U.S. securities assets. Mr. Monsen and Mr. Bomgren have served as portfolio managers of the Portfolio since March 2016. Mr. Bagwell and Mr. Spangler have served as portfolio managers of the Portfolio since February 2019. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Mr. Bagwell is Vice President, Chief Equity Strategist and has been with Thrivent Financial in an investment management capacity since 2002. Mr. Spangler is a Senior Portfolio Manager and has been with Thrivent Financial since 2002. He has served in an investment management capacity since 2006.
Thrivent International Index Portfolio
Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Bomgren and Ms. Wang have served as portfolio managers of the Portfolio since April 2020. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently a Senior Equity Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009 to 2016.
Thrivent Large Cap Growth Portfolio
Lauri Brunner is primarily responsible for the day-to-day management of the Portfolio, and she has served as portfolio manager of the Portfolio since September 2018. Ms. Brunner has been with Thrivent Financial since 2007 and currently is a Senior Equity Portfolio Manager.
Thrivent Large Cap Index Portfolio
Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Bomgren and Ms. Wang have served as portfolio managers of the Portfolio since January 2018. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently a SeniorEquity Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009 to 2016.
Thrivent Large Cap Value Portfolio
Kurt J. Lauber, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr.Lauber has served as portfolio manager of the Portfolio since April 2013. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.
Thrivent Limited Maturity Bond Portfolio
Michael G. Landreville, CFA, CPA (inactive), Gregory R. Anderson, CFA, and Cortney L. Swensen are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Landreville has served as a portfolio manager of the Portfolio since November 2001, Mr. Anderson has served as portfolio manager of the Portfolio since February 2005, and Ms. Swensen has served as a portfolio manager of the Portfolio since April 2020. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Ms. Swensen has been with Thrivent Financial since 2011 and is currently a Senior Portfolio Manager.
Thrivent Low Volatility Equity Portfolio
Noah J. Monsen, CFA and Brian W. Bomgren, CQF are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Monsen and Mr. Bomgren have served as portfolio managers of the Portfolio since April 2017 and April 2018, respectively. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager.
Thrivent Mid Cap Growth Portfolio
David J. Lettenberger, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Lettenberger has served as portfolio manager of the Portfolio since April 2020. Mr. Lettenberger has been a portfolio manager at Thrivent Financial since 2013, when he joined the firm.
Thrivent Mid Cap Index Portfolio
Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Bomgren and Ms. Wang have served as portfolio managers of the Portfolio since January 2018. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently a SeniorEquity Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009 to 2016.
Thrivent Mid Cap Stock Portfolio
Brian J. Flanagan, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Flanagan has been a portfolio manager of the Portfolio since December 2004. He has been with Thrivent Financial since 1994 and a portfolio manager since 2000.
Thrivent Mid Cap Value Portfolio
Graham Wong, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Wong has served as portfolio manager of the Portfolio since April 2020. Mr. Wong has been a portfolio manager at Thrivent Financial since 2013, when he joined the firm.
Thrivent Money Market Portfolio
William D. Stouten is primarily responsible for the day-to-day management of the Portfolio. Mr. Stouten has served as portfolio manager of the Portfolio since October 2003. Prior to this position, he was a research analyst and trader for the Thrivent money market funds since 2001, when he joined Thrivent Financial.

Thrivent Multidimensional Income Portfolio
Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Stephen D. Lowe, CFA, and Kent L. White are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Simenstad, Mr. Anderson, and Mr. Ocenasek have served as portfolio managers of the Portfolio since April 2017. Mr. Lowe has served as a portfolio manager of the Portfolio since April 2018. Mr. White has served as a portfolio manager of the Portfolio since July 2019. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Ocenasek has been with Thrivent Financial since 1987 and has served in a portfolio management capacity since 1997. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. Mr. White is the director of Investment Grade Research, and he has been with Thrivent Financial since 1999.
Thrivent Opportunity Income Plus Portfolio
Gregory R. Anderson, CFA, Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, Kent L. White, CFA and Stephen D. Lowe, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Anderson has served as a portfolio manager of the Portfolio since April 2003. Mr. Smith has served as a portfolio manager of the Portfolio since the August 2013. Mr. Ocenasek and Mr. White have served as portfolio managers of the Portfolio since April 2015. Stephen D. Lowe, CFA has served as a portfolio manager of the Portfolio since April 2018. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Smith has been with Thrivent Financial since 2004 and also manages the leveraged loan portfolio and the high yield bond portfolio of Thrivent Financial’s general account. Mr. Ocenasek has been with Thrivent Financial since 1987 and has served in a portfolio management capacity since 1997. Mr. White is the Director of Investment Grade Research at Thrivent Financial and has been with the firm since 1999. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997.
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Financial has engaged Aberdeen Asset Managers Limited (“Aberdeen”), a Scottish company having a principal place of business at Bow Bells House, 1 Bread Street, London, England, EC4M9HH, as investment subadviser of the Portfolio. Aberdeen is a wholly-owned subsidiary of Aberdeen
Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc, and manages or administers approximately $702.4 billion in assets as of December 31, 2018. Standard Life Aberdeen plc, its affiliates and its subsidiaries provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. The asset management business of Standard Life Aberdeen plc, its affiliates and subsidiaries is referred to herein as “Aberdeen Standard Investments.” Aberdeen PLC, its subsidiaries and affiliates prior to the merger are referred to herein as “Legacy Aberdeen.” In rendering investment advisory services, Aberdeen may use the resources of its affiliates. Aberdeen and its affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from Aberdeen’s affiliates may provide portfolio management and research services to the Portfolio. No remuneration is paid by the Portfolio with respect to the memorandum of understanding/personnel sharing arrangements. Aberdeen uses a team-based approach, with the following team members of Aberdeen’s Global Emerging Markets Equity Team being jointly and primarily responsible for day-to-day management of the Portfolio. Hugh Young is Managing Director – Asia for Aberdeen Standard Investments and has managed the Portfolio since April 2008. He was formerly a board director and head of Investment for Legacy Aberdeen (before its merger with Standard Life plc). Mr. Young joined Legacy Aberdeen in 1985 to manage Asian equities form its London office, having started his investment career in 1980. He founded Singapore-based Aberdeen asset Management Asia Limited in 1992. Mr. Young is a director of a number of Legacy Aberdeen subsidiary companies and of investment trusts and funds managed by Aberdeen Standard Investments. Mr. Young graduated with a BA (Hons) in Politics from Exeter University. Devan Kaloo is Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments and has managed the Portfolio since April 2008. Mr. Kaloo joined Legacy Aberdeen in 2000 as part of the Asian Equities Team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015, he was promoted to Global Head of Equities and joined Legacy Aberdeen’s group management board. Mr. Kaloo started in fund management with martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Joanne Irvine is Deputy Head of Global Emerging Markets of Aberdeen

Standard Investments and has managed the Portfolio since April 2008. Ms. Irvine joined Legacy Aberdeen in 1996 in a group development role and moved to the Global Emerging Markets Equity Team in 1997. Prior to joining Legacy Aberdeen, Ms. Irvine was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies. Mark Gordon-James, CFA, is an Investment Director on the Global Emerging Markets Equity Team of Aberdeen Standard Investments and has managed the Portfolio since April 2008. Mr. Gordon-James joined Legacy Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team. Flavia Cheong, CFA, is the Head of Asia Pacific Equities on the Asian Equities Team of Aberdeen Standard investments, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Ms. Cheong has managed the Portfolio since April 2008. Before joining Legacy Aberdeen in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.
Thrivent Partner Growth Stock Portfolio
Thrivent Financial has engaged T. Rowe Price Associates Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, as investment subadviser for the Portfolio. T. Rowe Price and its affiliates had approximately $962.3 billion in total assets under management as of December 31, 2018.
Joseph B. Fath, CPA is primarily responsible for the day-to-day management of the Portfolio. Mr. Fath has served as the portfolio manager of the Portfolio since April 2014. He currently serves as Chairman of the Portfolio’s Investment Advisory Committee. Mr. Fath joined T. Rowe Price in 2002. He joined as an equity research analyst and, since 2008, has assisted other T. Rowe Price portfolio managers in managing the Firm’s U.S. large-cap growth strategies.
Thrivent Partner Healthcare Portfolio
Thrivent Financial has engaged BlackRock Investment Management, LLC (“BIM”), 1 University Square Drive, Princeton, NJ 08540, as investment subadviser for the Portfolio. BIM is a wholly owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2018, BlackRock and its subsidiaries managed approximately $5.98 trillion in assets.
Erin Xie, Managing Director of BlackRock, is primarily responsible for the day-to-day management of the Portfolio. Dr. Xie has served as the portfolio manager of the Portfolio since September 2017. Dr. Xie has been a Managing Director of BlackRock since 2006 and joined BlackRock as a Director in 2005. Prior to joining
BlackRock, Dr. Xie was a Senior Vice President of State Street Research & Management from 2001 to 2005.
Thrivent Real Estate Securities Portfolio
Reginald L. Pfeifer, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Pfeifer has served as portfolio manager of the Portfolio since April 2003. Mr. Pfeifer has been with Thrivent Financial since 1990 and has served as an equity portfolio manager since 2003.
Thrivent Small Cap Growth Portfolio
David J. Lettenberger, CFA is primarily responsible for the day-to-day management of the Portfolio. Mr. Lettenberger has served as portfolio manager of the Portfolio since April 2018. Mr. Lettenberger has been a portfolio manager at Thrivent Financial since 2013, when he joined the firm.
Thrivent Small Cap Index Portfolio
Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Bomgren and Ms. Wang have served as portfolio managers of the Portfolio since January 2018. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently a SeniorEquity Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009 to 2016.
Thrivent Small Cap Stock Portfolio
Matthew D. Finn, CFA and James M. Tinucci, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finn has served as lead portfolio manager for the Portfolio since April 2013. Mr. Tinucci has served as the associate portfolio manager of the Portfolio since March 2015. Mr. Finn has been a portfolio manager at Thrivent Financial since 2004, when he joined Thrivent Financial. Mr. Tinucci has been with Thrivent Financial since 2014.
Personal Securities Investments
Personnel of Thrivent Financial and the subadvisers may invest in securities for their own account pursuant to codes of ethics that establish procedures for personal investing and restrict certain transactions. Transactions in securities that may be held by the Portfolios are permitted by Thrivent Financial, subject to compliance with applicable provisions under the applicable codes of ethics.

Trademarks
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
The Global Industry Classification standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and is licensed for use by the Portfolios. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties or originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
The S&P 500 Index, S&P SmallCap 600 Index, S&P MidCap 400 Index, S&P Composite 1500 Index, S&P Composite 1500 Health Care Index, S&P Composite 1500 Equity REITs Index, S&P 500 Growth Index, and S&P 500 Value Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the Portfolios. Copyright © 2017 S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones indices LLC's indices please visit spdji.com. S&P® is a registered trademark of Standard & Poor's Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings, LLC their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
LSTA is a trademark of Loan Syndications and Trading Association, Inc. and has been licensed for use by S&P Dow Jones Indices.
This prospectus may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLDUING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROCIDES SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVIE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLDUING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice.

General Information

The Separate Accounts
Shares in the Fund may be sold, without sales charges, to:
•	Separate accounts of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the Portfolios of the Fund.
The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial or other insurance companies. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios at the same time. Although neither Thrivent Financial nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in federal income tax law, 3) changes in the investment management of a Portfolio, or 4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.
As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners and variable annuity contract owners with respect to their investments in the Fund. The Fund’s Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.
Pricing of Portfolio Shares
The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). Each Portfolio generally determines its NAV once daily at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading. The Portfolios generally do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Thrivent Money Market Portfolio seeks to maintain a stable $1.00 NAV, pursuant to procedures established by the Fund’s Board, and generally utilizes the amortized cost method. Valuing securities held by Thrivent Money Market Portfolio on the basis of amortized cost (which approximates market value) involves a constant amortization of premium or accretion of discount to maturity. This method is explained further in the Statement of Additional Information. The Portfolio will not value a security at amortized cost, but will instead make a fair value determination for such security, if it determines that amortized cost is not approximately the same as the fair value of the security.
Each other Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the other Portfolios generally value their securities at current market value using readily available market prices. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board. For any portion of a Portfolio’s assets that are invested in other mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Portfolio invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, subject to oversight by the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.
Redeeming Portfolio Shares
Shares of the Portfolios may not be redeemed directly by holders of variable annuity contracts. The separate accounts holding shares of a Portfolio may redeem shares at the next calculation of the Portfolio’s NAV. Orders received in good order before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) will be processed at the NAV calculated that day.
The Portfolios typically expect to pay redemption proceeds within two business days after receipt of a redemption request determined to be in good order, but payment may take up to seven days. The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only in limited circumstances as permitted by applicable law.
The Portfolios typically expect to meet redemption requests with cash or cash equivalents held by the applicable Portfolio(s) or from proceeds from selling Portfolio assets in connection with the normal course management of the Portfolio. In stressed or otherwise abnormal market conditions, including to meet significant redemption activity by shareholders, a Portfolio may need to sell portfolio assets. In this type of situation, the Portfolio could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders.
A Portfolio may also, particularly in stressed or otherwise abnormal market conditions, meet redemption requests with cash obtained through short-term borrowing arrangements that may be available from time to time as further described in the statement of additional information.
Although the Portfolios typically expect to pay redemption proceeds in cash, if a Portfolio determines that a cash redemption would be detrimental to remaining Portfolio shareholders, the Portfolios may pay all or a portion of redemption proceeds to affiliated shareholders with in-kind distributions of a Portfolio’s portfolio securities. More information regarding the payment of proceeds to variable contract holders is found in the applicable variable product prospectus.
Policy Regarding Frequent Purchases and Redemptions
The Board has adopted the following policy with respect to frequent purchases and redemptions of shares of the Portfolios. The separate accounts that invest in the Portfolios may make purchases and redemptions in the Portfolios daily. The Portfolios do not restrict this activity and thus allow frequent purchases and redemptions of shares of the Portfolios by the separate accounts. While insurance companies that issue the variable contracts may employ certain monitoring controls that seek to identify and deter market timing and excessive short-term trading with the separate accounts, the Portfolios cannot provide assurance that this monitoring will be effective. As a result, the Portfolios can give no assurance that market timing and excessive short-term trading will not occur. Frequent purchases and redemptions of shares of the Portfolios can disrupt portfolio management and increase expenses of the Portfolios, thereby negatively impacting their performance.
Anti-Money Laundering
You may be asked to provide additional information in order for the Portfolios to verify your identity in accordance with requirements under anti-money laundering and other laws and regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required or permitted under these and other regulations. Additionally, the Portfolios reserve the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the Portfolios, the Portfolios’ transfer agent, or any other authorized Portfolio agent related to opening the accounts.
Disclosure of Portfolio Holdings
A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Statement of Additional Information for the Portfolios and at Thrivent.com.
Standing Allocation Order
The Thrivent Asset Allocation Portfolios purchase and redeem shares of the other Portfolios (the “Underlying Portfolios”) each business day pursuant to a standing allocation order (the “Allocation Order”). The Allocation Order provides daily instructions for how a purchase or redemption order by a Thrivent Asset Allocation Portfolio should be allocated among the Underlying Portfolios. Each day, pursuant to the Allocation Order, a Thrivent Asset Allocation Portfolio will purchase or redeem shares of the relevant

Underlying Portfolios at the NAV for the Underlying Portfolio calculated that day. Any modification to the daily instruction provided by the Allocation Order must be made before the close of trading on the NYSE.
Tax Matters

Because you do not own shares of the Fund directly, any transaction relating to your variable contract results in tax consequences at that level. Please refer to the tax discussion in the applicable account prospectus for more information.
Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on withdrawals before age 59 1⁄2. For more information regarding the Fund’s general policies on distributions, please consult the Statement of Additional Information.

Financial Highlights

The financial highlights tables for each of the Portfolios are intended to help you understand the Portfolios’ financial performance for the past five years or, if shorter, the period of the Portfolios’ operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The returns do not reflect any charges that would normally occur at the separate account level. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, are included in the Annual Report of the Fund for the fiscal year ended December 31, 2018, which is available upon request.

Thrivent Series Fund, Inc.
Financial Highlights
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2018	$17.51	$0.18	$(1.19)	$(1.01)	$(0.12)	$(1.20)
Year Ended 12/31/2017	14.58	0.11	3.02	3.13	(0.12)	(0.08)
Year Ended 12/31/2016	14.19	0.12	1.19	1.31	(0.14)	(0.78)
Year Ended 12/31/2015	15.44	0.10	(0.13)	(0.03)	(0.16)	(1.06)
Year Ended 12/31/2014	15.04	0.10	0.80	0.90	(0.07)	(0.43)
BALANCED INCOME PLUS PORTFOLIO
Year Ended 12/31/2018	15.37	0.43	(1.15)	(0.72)	(0.38)	(0.20)
Year Ended 12/31/2017	14.09	0.37	1.26	1.63	(0.35)	—
Year Ended 12/31/2016	14.03	0.37	0.57	0.94	(0.37)	(0.51)
Year Ended 12/31/2015	14.87	0.38	(0.38)	0.00	(0.32)	(0.52)
Year Ended 12/31/2014	17.28	0.33	0.67	1.00	(0.28)	(3.13)
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2018	8.23	0.28	(0.50)	(0.22)	(0.25)	—
Year Ended 12/31/2017	7.76	0.24	0.48	0.72	(0.25)	—
Year Ended 12/31/2016	7.53	0.25	0.27	0.52	(0.27)	(0.02)
Year Ended 12/31/2015	7.94	0.25	(0.24)	0.01	(0.26)	(0.16)
Year Ended 12/31/2014	7.84	0.26	0.08	0.34	(0.24)	—
GOVERNMENT BOND PORTFOLIO
Year Ended 12/31/2018	10.95	0.26	(0.24)	0.02	(0.26)	—
Year Ended 12/31/2017	10.85	0.22	0.10	0.32	(0.22)	—
Year Ended 12/31/2016	10.89	0.19	(0.02)	0.17	(0.19)	(0.02)
Year Ended 12/31/2015	11.00	0.20	(0.11)	0.09	(0.20)	—
Year Ended 12/31/2014	10.56	0.24	0.44	0.68	(0.24)	—
HIGH YIELD PORTFOLIO
Year Ended 12/31/2018	4.86	0.27	(0.43)	(0.16)	(0.27)	—
Year Ended 12/31/2017	4.77	0.27	0.08	0.35	(0.26)	—
Year Ended 12/31/2016	4.48	0.26	0.29	0.55	(0.26)	—
Year Ended 12/31/2015	4.87	0.28	(0.39)	(0.11)	(0.28)	—
Year Ended 12/31/2014	5.07	0.30	(0.20)	0.10	(0.30)	—
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.32)	$15.18	(6.46)%	$1,258.3	0.55%	1.09%	0.74%	0.90%	58%
(0.20)	17.51	21.51%	1,312.5	0.58%	0.69%	0.79%	0.48%	63%
(0.92)	14.58	10.11%	1,063.4	0.58%	0.89%	0.79%	0.68%	65%
(1.22)	14.19	(0.45)%	967.6	0.57%	0.73%	0.64%	0.65%	60%
(0.50)	15.44	6.02%	904.9	0.50%	0.70%	0.50%	0.70%	58%

(0.58)	14.07	(4.87)%	385.9	0.64%	2.89%	0.64%	2.89%	147%
(0.35)	15.37	11.67%	402.0	0.65%	2.60%	0.65%	2.60%	151%
(0.88)	14.09	7.06%	355.4	0.66%	2.86%	0.66%	2.86%	140%
(0.84)	14.03	(0.14)%	313.1	0.66%	2.77%	0.66%	2.77%	147%
(3.41)	14.87	6.07%	303.0	0.64%	2.38%	0.64%	2.38%	111%

(0.25)	7.76	(2.70)%	686.2	0.46%	3.60%	0.46%	3.60%	155%
(0.25)	8.23	9.35%	676.7	0.47%	3.29%	0.47%	3.29%	146%
(0.29)	7.76	7.08%	562.8	0.48%	3.61%	0.48%	3.61%	103%
(0.42)	7.53	0.08%	479.6	0.49%	3.65%	0.49%	3.65%	113%
(0.24)	7.94	4.27%	437.3	0.48%	3.84%	0.48%	3.84%	136%

(0.26)	10.71	0.18%	179.6	0.45%	2.41%	0.45%	2.41%	388%
(0.22)	10.95	2.96%	199.4	0.45%	2.01%	0.45%	2.01%	422%
(0.21)	10.85	1.49%	194.9	0.46%	1.69%	0.46%	1.69%	349%
(0.20)	10.89	0.80%	157.3	0.47%	1.78%	0.47%	1.78%	372%
(0.24)	11.00	6.52%	150.0	0.47%	2.22%	0.47%	2.22%	407%

(0.27)	4.43	(3.39)%	796.3	0.44%	5.77%	0.44%	5.77%	36%
(0.26)	4.86	7.55%	849.3	0.45%	5.54%	0.45%	5.54%	50%
(0.26)	4.77	12.78%	791.1	0.45%	5.65%	0.45%	5.65%	38%
(0.28)	4.48	(2.69)%	712.1	0.45%	5.73%	0.45%	5.73%	38%
(0.30)	4.87	1.96%	855.8	0.44%	5.86%	0.44%	5.86%	42%
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**
Computed on an annualized basis for periods less than one year

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
INCOME PORTFOLIO
Year Ended 12/31/2018	$10.33	$0.36	$(0.60)	$(0.24)	$(0.36)	$(0.08)
Year Ended 12/31/2017	10.07	0.34	0.28	0.62	(0.34)	(0.02)
Year Ended 12/31/2016	9.83	0.35	0.25	0.60	(0.35)	(0.01)
Year Ended 12/31/2015	10.50	0.38	(0.44)	(0.06)	(0.38)	(0.23)
Year Ended 12/31/2014	10.34	0.40	0.29	0.69	(0.40)	(0.13)
LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2018	35.51	0.15	0.89	1.04	(0.15)	(1.65)
Year Ended 12/31/2017	27.65	0.13	7.86	7.99	(0.12)	(0.01)
Year Ended 12/31/2016	30.90	0.16	(0.80)	(0.64)	(0.15)	(2.46)
Year Ended 12/31/2015	28.08	0.12	2.83	2.95	(0.13)	—
Year Ended 12/31/2014	25.46	0.16	2.63	2.79	(0.17)	—
LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2018	36.96	0.63	(2.28)	(1.65)	(0.55)	(0.24)
Year Ended 12/31/2017	31.04	0.53	6.06	6.59	(0.46)	(0.21)
Year Ended 12/31/2016	28.54	0.47	2.78	3.25	(0.56)	(0.19)
Year Ended 12/31/2015	28.75	0.57 (c)	(0.25)	0.32	(0.39)	(0.14)
Year Ended 12/31/2014	25.80	0.44	2.96	3.40	(0.39)	(0.06)
LARGE CAP STOCK PORTFOLIO(d)
Year Ended 12/31/2018	14.37	0.21	(1.29)	(1.08)	(0.18)	(0.85)
Year Ended 12/31/2017	12.10	0.17	2.35	2.52	(0.17)	(0.08)
Year Ended 12/31/2016	11.63	0.16	0.46	0.62	(0.15)	—
Year Ended 12/31/2015	12.33	0.15	0.25	0.40	(0.15)	(0.95)
Year Ended 12/31/2014	11.81	0.15	0.48	0.63	(0.11)	—
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2018	18.97	0.30	(1.87)	(1.57)	(0.25)	(0.73)
Year Ended 12/31/2017	16.84	0.27	2.61	2.88	(0.25)	(0.50)
Year Ended 12/31/2016	15.52	0.25	2.25	2.50	(0.22)	(0.96)
Year Ended 12/31/2015	16.79	0.23	(0.79)	(0.56)	(0.22)	(0.49)
Year Ended 12/31/2014	15.58	0.22	1.19	1.41	(0.20)	—
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.44)	$ 9.65	(2.33)%	$1,460.4	0.44%	3.66%	0.44%	3.66%	108%
(0.36)	10.33	6.29%	1,519.7	0.44%	3.34%	0.44%	3.34%	105%
(0.36)	10.07	6.09%	1,427.4	0.44%	3.44%	0.44%	3.44%	109%
(0.61)	9.83	(0.68)%	1,336.0	0.44%	3.69%	0.44%	3.69%	92%
(0.53)	10.50	6.68%	1,392.3	0.44%	3.77%	0.44%	3.77%	87%

(1.80)	34.75	2.51%	1,181.8	0.43%	0.38%	0.43%	0.38%	65%
(0.13)	35.51	28.93%	1,195.6	0.44%	0.38%	0.44%	0.38%	59%
(2.61)	27.65	(1.48)%	1,003.1	0.44%	0.55%	0.44%	0.55%	68%
(0.13)	30.90	10.48%	1,109.7	0.44%	0.41%	0.44%	0.41%	68%
(0.17)	28.08	10.99%	1,004.5	0.44%	0.54%	0.44%	0.54%	43%

(0.79)	34.52	(4.61)%	931.4	0.24%	1.73%	0.24%	1.73%	4%
(0.67)	36.96	21.46%	944.6	0.25%	1.79%	0.25%	1.79%	3%
(0.75)	31.04	11.68%	691.3	0.25%	1.96%	0.25%	1.96%	3%
(0.53)	28.54	1.12%	521.2	0.26%	2.26%	0.26%	2.26%	3%
(0.45)	28.75	13.25%	450.4	0.39%	1.65%	0.39%	1.65%	3%

(1.03)	12.26	(8.33)%	983.5	0.64%	1.51%	0.64%	1.51%	55%
(0.25)	14.37	21.15% (e)	1,085.2	0.66%	1.31%	0.66%	1.31%	59%
(0.15)	12.10	5.42%	905.4	0.67%	1.41%	0.67%	1.41%	66%
(1.10)	11.63	3.11%	878.9	0.67%	1.26%	0.67%	1.26%	57%
(0.11)	12.33	5.29%	834.5	0.67%	1.21%	0.67%	1.21%	64%

(0.98)	16.42	(8.69)%	1,427.2	0.63%	1.61%	0.63%	1.61%	23%
(0.75)	18.97	17.65%	1,572.7	0.64%	1.53%	0.64%	1.53%	18%
(1.18)	16.84	17.44%	1,348.8	0.64%	1.70%	0.64%	1.70%	22%
(0.71)	15.52	(3.53)%	1,147.0	0.64%	1.44%	0.64%	1.44%	34%
(0.20)	16.79	9.03%	1,205.0	0.64%	1.34%	0.64%	1.34%	20%
(c)
Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.
(d)
Effective April 30, 2019, Thrivent Large Cap Stock Portfolio will change its name to Thrivent Global Stock Portfolio.
(e)
Total return reflects increase from payments by affiliates. Excluding this reimbursement, total return would have been 21.05%.
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**
Computed on an annualized basis for periods less than one year

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2018	$ 9.87	$0.24	$(0.15)	$ 0.09	$(0.24)	$ —
Year Ended 12/31/2017	9.81	0.19	0.06	0.25	(0.19)	—
Year Ended 12/31/2016	9.72	0.19	0.09	0.28	(0.19)	—
Year Ended 12/31/2015	9.81	0.17	(0.10)	0.07	(0.16)	—
Year Ended 12/31/2014	9.82	0.17	(0.01)	0.16	(0.17)	—
LOW VOLATILITY EQUITY PORTFOLIO
Year Ended 12/31/2018	10.89	0.15	(0.46)	(0.31)	0.00	(0.02)
Year Ended 12/31/2017(c)	10.00	0.07	0.94	1.01	(0.07)	(0.05)
MID CAP INDEX PORTFOLIO
Year Ended 12/31/2018	18.99	0.22	(2.20)	(1.98)	(0.20)	(0.89)
Year Ended 12/31/2017	17.07	0.18	2.47	2.65	(0.16)	(0.57)
Year Ended 12/31/2016	15.12	0.16	2.77	2.93	(0.14)	(0.84)
Year Ended 12/31/2015	16.35	0.15	(0.51)	(0.36)	(0.12)	(0.75)
Year Ended 12/31/2014	15.78	0.13	1.32	1.45	(0.12)	(0.76)
MID CAP STOCK PORTFOLIO
Year Ended 12/31/2018	20.82	0.12	(2.18)	(2.06)	(0.07)	(1.57)
Year Ended 12/31/2017	19.08	0.07	3.36	3.43	(0.07)	(1.62)
Year Ended 12/31/2016	16.73	0.07	4.23	4.30	(0.07)	(1.88)
Year Ended 12/31/2015	18.86	0.09	(0.06)	0.03	(0.11)	(2.05)
Year Ended 12/31/2014	17.66	0.11	1.98	2.09	(0.06)	(0.83)
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2018	15.07	0.31	(0.94)	(0.63)	(0.26)	(0.52)
Year Ended 12/31/2017	13.64	0.25	1.50	1.75	(0.24)	(0.08)
Year Ended 12/31/2016	13.09	0.24	0.88	1.12	(0.23)	(0.34)
Year Ended 12/31/2015	13.90	0.21	(0.26)	(0.05)	(0.21)	(0.55)
Year Ended 12/31/2014	13.63	0.18	0.62	0.80	(0.16)	(0.37)
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.24)	$ 9.72	1.02%	$ 901.2	0.44%	2.45%	0.44%	2.45%	66%
(0.19)	9.87	2.62%	905.9	0.45%	1.94%	0.45%	1.94%	64%
(0.19)	9.81	2.84%	884.1	0.45%	1.94%	0.45%	1.94%	59%
(0.16)	9.72	0.73%	823.9	0.44%	1.67%	0.44%	1.67%	73%
(0.17)	9.81	1.68%	1,018.3	0.44%	1.75%	0.44%	1.75%	102%

(0.02)	10.56	(2.90)%	21.9	0.80%	1.76%	1.48%	1.08%	52%
(0.12)	10.89	10.10%	10.4	0.80%	1.44%	3.20%	(0.96)%	35%

(1.09)	15.92	(11.28)%	379.4	0.26%	1.29%	0.26%	1.29%	19%
(0.73)	18.99	15.98%	395.2	0.27%	1.23%	0.27%	1.23%	18%
(0.98)	17.07	20.43%	287.7	0.30%	1.38%	0.30%	1.38%	19%
(0.87)	15.12	(2.52)%	180.2	0.32%	1.15%	0.32%	1.15%	19%
(0.88)	16.35	9.28%	145.1	0.47%	0.89%	0.47%	0.89%	13%

(1.64)	17.12	(10.96)%	1,550.3	0.67%	0.63%	0.67%	0.63%	31%
(1.69)	20.82	18.99%	1,763.3	0.67%	0.37%	0.67%	0.37%	30%
(1.95)	19.08	28.71%	1,491.9	0.68%	0.45%	0.68%	0.45%	23%
(2.16)	16.73	0.08%	1,194.6	0.69%	0.53%	0.70%	0.52%	77%
(0.89)	18.86	11.93%	752.6	0.71%	0.63%	0.71%	0.63%	37%

(0.78)	13.66	(4.44)%	9,344.9	0.45%	2.05%	0.62%	1.88%	134%
(0.32)	15.07	12.95%	10,195.6	0.45%	1.75%	0.62%	1.58%	155%
(0.57)	13.64	8.89%	9,261.4	0.46%	1.80%	0.62%	1.64%	159%
(0.76)	13.09	(0.56)%	8,657.3	0.46%	1.57%	0.51%	1.51%	153%
(0.53)	13.90	5.88%	8,607.8	0.44%	1.50%	0.44%	1.50%	134%
(c)
Since inception, April 28, 2017.
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**
Computed on an annualized basis for periods less than one year

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2018	$16.40	$0.25	$(1.15)	$(0.90)	$(0.21)	$(0.79)
Year Ended 12/31/2017	14.32	0.20	2.18	2.38	(0.19)	(0.11)
Year Ended 12/31/2016	13.77	0.19	1.14	1.33	(0.20)	(0.58)
Year Ended 12/31/2015	14.72	0.17	(0.26)	(0.09)	(0.19)	(0.67)
Year Ended 12/31/2014	14.37	0.16	0.71	0.87	(0.13)	(0.39)
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2018	13.62	0.33	(0.76)	(0.43)	(0.28)	(0.29)
Year Ended 12/31/2017	12.78	0.27	0.93	1.20	(0.24)	(0.12)
Year Ended 12/31/2016	12.27	0.24	0.63	0.87	(0.22)	(0.14)
Year Ended 12/31/2015	12.89	0.20	(0.24)	(0.04)	(0.23)	(0.35)
Year Ended 12/31/2014	12.71	0.23	0.43	0.66	(0.20)	(0.28)
MONEY MARKET PORTFOLIO
Year Ended 12/31/2018	1.00	0.01	0.00	0.01	(0.01)	—
Year Ended 12/31/2017	1.00	0.01	0.00	0.01	(0.01)	—
Year Ended 12/31/2016	1.00	0.00	0.00	0.00	—	—
Year Ended 12/31/2015	1.00	0.00	0.00	0.00	—	—
Year Ended 12/31/2014	1.00	0.00	0.00	0.00	—	—
MULTIDIMENSIONAL INCOME PORTFOLIO
Year Ended 12/31/2018	10.08	0.44	(0.98)	(0.54)	(0.46)	(0.03)
Year Ended 12/31/2017(c)	10.00	0.25	0.10	0.35	(0.25)	(0.01)
OPPORTUNITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2018	10.20	0.40	(0.50)	(0.10)	(0.41)	—
Year Ended 12/31/2017	10.09	0.35	0.10	0.45	(0.34)	—
Year Ended 12/31/2016	9.81	0.34	0.28	0.62	(0.34)	—
Year Ended 12/31/2015	10.15	0.35	(0.35)	0.00	(0.34)	—
Year Ended 12/31/2014	10.15	0.35	0.00	0.35	(0.35)	—
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
		RATIOS / SUPPLEMENTAL DATA
					Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$ —	$(1.00)	$14.50	(5.90)%	$5,799.2	0.46%	1.58%	0.68%	1.36%	91%
—	(0.30)	16.40	16.79%	6,183.5	0.46%	1.30%	0.69%	1.07%	104%
—	(0.78)	14.32	10.23%	5,325.7	0.47%	1.41%	0.69%	1.19%	106%
—	(0.86)	13.77	(0.75)%	4,898.1	0.47%	1.21%	0.55%	1.14%	91%
—	(0.52)	14.72	6.05%	4,775.0	0.45%	1.15%	0.45%	1.15%	88%

—	(0.57)	12.62	(3.30)%	4,813.2	0.46%	2.44%	0.59%	2.31%	180%
—	(0.36)	13.62	9.52%	5,138.4	0.47%	2.08%	0.59%	1.96%	207%
—	(0.36)	12.78	7.24%	4,695.1	0.47%	2.03%	0.59%	1.90%	211%
—	(0.58)	12.27	(0.46)%	4,100.1	0.46%	1.77%	0.50%	1.73%	198%
—	(0.48)	12.89	5.32%	3,679.4	0.44%	1.91%	0.44%	1.91%	182%

—	(0.01)	1.00	1.48%	178.0	0.46%	1.47%	0.46%	1.47%	N/A
—	(0.01)	1.00	0.50%	156.1	0.45%	0.49%	0.45%	0.49%	N/A
—	—	1.00	0.00%	191.9	0.45%	0.00%	0.46%	(0.02)%	N/A
—	—	1.00	0.00%	146.9	0.21%	0.00%	0.55%	(0.33)%	N/A
—	—	1.00	0.00%	126.4	0.18%	0.00%	0.53%	(0.35)%	N/A

(0.02)	(0.51)	9.03	(5.38)%	18.0	0.95%	4.29%	1.41%	3.83%	103%
(0.01)	(0.27)	10.08	3.51%	20.0	0.95%	3.56%	1.44%	3.07%	172%

—	(0.41)	9.69	(1.03)%	172.8	0.63%	4.05%	0.63%	4.05%	186%
—	(0.34)	10.20	4.63%	176.8	0.65%	3.49%	0.65%	3.49%	218%
—	(0.34)	10.09	6.38%	140.4	0.69%	3.42%	0.69%	3.42%	202%
—	(0.34)	9.81	(0.03)%	99.7	0.73%	3.44%	0.73%	3.44%	184%
—	(0.35)	10.15	3.48%	71.8	0.76%	3.46%	0.79%	3.42%	140%
(c)
Since inception, April 28, 2017.
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**
Computed on an annualized basis for periods less than one year

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER ALL CAP PORTFOLIO(c)
Year Ended 12/31/2018	$15.54	$ 0.10	$(1.54)	$(1.44)	$(0.08)	$(0.78)
Year Ended 12/31/2017	12.99	0.08	2.54	2.62	(0.07)	—
Year Ended 12/31/2016	12.94	0.07	0.61	0.68	(0.04)	(0.59)
Year Ended 12/31/2015	14.18	0.04	0.33	0.37	(0.05)	(1.56)
Year Ended 12/31/2014	12.71	0.06	1.49	1.55	(0.08)	—
PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Year Ended 12/31/2018	14.44	0.11	(2.25)	(2.14)	(0.17)	—
Year Ended 12/31/2017	11.39	0.18	2.96	3.14	(0.09)	—
Year Ended 12/31/2016	10.31	0.10	1.09	1.19	(0.11)	—
Year Ended 12/31/2015	12.08	0.12	(1.75)	(1.63)	(0.14)	—
Year Ended 12/31/2014	12.47	0.14	(0.41)	(0.27)	(0.12)	—
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2018	23.79	0.06	(0.21)	(0.15)	(0.03)	(1.47)
Year Ended 12/31/2017	18.01	0.03	6.00	6.03	(0.02)	(0.23)
Year Ended 12/31/2016	18.67	0.02	0.14	0.16	—	(0.82)
Year Ended 12/31/2015	18.72	(0.02)	1.93	1.91	—	(1.96)
Year Ended 12/31/2014	18.79	(0.03)	1.53	1.50	—	(1.57)
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2018	17.88	0.09	1.40	1.49	(0.18)	—
Year Ended 12/31/2017	15.01	0.04	2.88	2.92	(0.05)	—
Year Ended 12/31/2016	19.45	0.00	(3.02)	(3.02)	(0.75)	(0.67)
Year Ended 12/31/2015	19.70	0.78 (d)	0.20	0.98	0.00	(1.23)
Year Ended 12/31/2014	16.84	0.01	3.98	3.99	—	(1.13)
PARTNER WORLDWIDE ALLOCATION PORTFOLIO(e)
Year Ended 12/31/2018	11.02	0.25	(1.88)	(1.63)	(0.29)	(0.31)
Year Ended 12/31/2017	9.09	0.23	1.92	2.15	(0.22)	—
Year Ended 12/31/2016	9.00	0.21	0.08	0.29	(0.20)	—
Year Ended 12/31/2015	9.30	0.19	(0.25)	(0.06)	(0.24)	—
Year Ended 12/31/2014	10.02	0.22	(0.74)	(0.52)	(0.20)	—
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.86)	$13.24	(9.89)%	$ 96.9	0.79%	0.67%	0.79%	0.67%	53%
(0.07)	15.54	20.24%	111.4	0.81%	0.57%	0.81%	0.57%	51%
(0.63)	12.99	5.77%	94.9	0.87%	0.60%	1.14%	0.33%	64%
(1.61)	12.94	2.26%	86.2	0.92%	0.36%	1.16%	0.12%	72%
(0.08)	14.18	12.26%	69.5	0.95%	0.48%	1.18%	0.25%	105%

(0.17)	12.13	(14.88)%	83.8	1.23%	0.89%	1.28%	0.83%	19%
(0.09)	14.44	27.64%	94.4	1.30%	1.60%	1.53%	1.37%	15%
(0.11)	11.39	11.58%	56.5	1.33%	0.98%	1.66%	0.65%	7%
(0.14)	10.31	(13.59)%	43.5	1.40%	1.09%	1.70%	0.79%	4%
(0.12)	12.08	(2.29)%	48.5	1.40%	1.07%	1.52%	0.95%	14%

(1.50)	22.14	(1.25)%	205.7	0.74%	0.26%	0.74%	0.26%	43%
(0.25)	23.79	33.61%	183.7	0.79%	0.18%	0.79%	0.18%	52%
(0.82)	18.01	1.35%	121.3	0.82%	0.12%	0.96%	(0.03)%	43%
(1.96)	18.67	10.65%	110.1	0.86%	(0.14)%	1.00%	(0.28)%	35%
(1.57)	18.72	8.51%	81.7	0.91%	(0.18)%	1.01%	(0.28)%	38%

(0.18)	19.19	8.32%	204.3	0.87%	0.45%	0.93%	0.39%	33%
(0.05)	17.88	19.42%	193.3	0.91%	0.23%	0.99%	0.15%	212%
(1.42)	15.01	(16.01)%	163.4	0.93%	0.14%	0.99%	0.08%	101%
(1.23)	19.45	4.61%	192.2	0.96%	4.90%	1.03%	4.83%	73%
(1.13)	19.70	24.23%	102.1	1.13%	0.03%	1.13%	0.03%	63%

(0.60)	8.79	(15.39)%	1,622.7	0.86%	2.35%	0.86%	2.35%	75%
(0.22)	11.02	23.84%	2,066.3	0.87%	2.24%	0.91%	2.20%	88%
(0.20)	9.09	3.35%	1,654.7	0.92%	2.40%	0.92%	2.40%	114%
(0.24)	9.00	(0.78)%	1,605.6	0.92%	2.06%	0.92%	2.06%	76%
(0.20)	9.30	(5.35)%	1,607.3	0.91%	2.24%	0.91%	2.24%	78%
(c)
Efffective April 30, 2019, Thrivent Partner All Cap Portfolio will change its name to Thrivent All Cap Portfolio.
(d)
Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.76 per share.
(e)
Efffective April 30, 2019, Thrivent Partner Worldwide Allocation Portfolio will change its name to Thrivent International Allocation Portfolio.
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**
Computed on an annualized basis for periods less than one year

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2018	$24.20	$ 0.59	$(1.84)	$(1.25)	$(0.48)	$(0.08)
Year Ended 12/31/2017	23.24	0.46	0.91	1.37	(0.38)	(0.03)
Year Ended 12/31/2016	22.01	0.38	1.28	1.66	(0.34)	(0.09)
Year Ended 12/31/2015	22.78	0.35	0.16	0.51	(0.33)	(0.95)
Year Ended 12/31/2014	17.98	0.35	5.11	5.46	(0.30)	(0.36)
SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2018(c)	10.00	(0.01)	(0.88)	(0.89)	—	(0.02)
SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2018	19.20	0.20	(1.65)	(1.45)	(0.19)	(1.02)
Year Ended 12/31/2017	18.18	0.19	2.07	2.26	(0.16)	(1.08)
Year Ended 12/31/2016	15.77	0.16	3.63	3.79	(0.17)	(1.21)
Year Ended 12/31/2015	17.44	0.17	(0.47)	(0.30)	(0.14)	(1.23)
Year Ended 12/31/2014	17.86	0.15	0.77	0.92	(0.13)	(1.21)
SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2018	21.01	0.09	(1.94)	(1.85)	(0.09)	(1.72)
Year Ended 12/31/2017	18.49	0.09	3.68	3.77	(0.07)	(1.18)
Year Ended 12/31/2016	15.53	0.09	3.72	3.81	(0.06)	(0.79)
Year Ended 12/31/2015	18.37	0.04	(0.38)	(0.34)	(0.08)	(2.42)
Year Ended 12/31/2014	17.77	0.08	0.75	0.83	(0.04)	(0.19)
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Series Fund, Inc.
Financial Highlights  –  continued
	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.56)	$22.39	(5.30)%	$159.9	0.85%	2.37%	0.85%	2.37%	35%
(0.41)	24.20	5.95%	184.3	0.90%	1.90%	0.90%	1.90%	15%
(0.43)	23.24	7.50%	180.0	0.90%	1.77%	0.90%	1.77%	17%
(1.28)	22.01	2.75%	155.5	0.92%	1.77%	0.92%	1.77%	12%
(0.66)	22.78	30.82%	142.5	0.92%	1.67%	0.92%	1.67%	21%

(0.02)	9.09	(8.87)%	10.3	0.97%	(0.32)%	2.96%	(2.31)%	27%

(1.21)	16.54	(8.65)%	484.2	0.25%	1.13%	0.25%	1.13%	23%
(1.24)	19.20	13.13%	496.7	0.27%	1.17%	0.27%	1.17%	16%
(1.38)	18.18	26.12%	401.7	0.28%	1.20%	0.28%	1.20%	21%
(1.37)	15.77	(2.17)%	279.9	0.29%	1.13%	0.29%	1.13%	20%
(1.34)	17.44	5.36%	268.6	0.43%	0.87%	0.43%	0.87%	12%

(1.81)	17.35	(10.13)%	510.9	0.71%	0.40%	0.71%	0.40%	58%
(1.25)	21.01	21.23%	613.2	0.72%	0.48%	0.72%	0.48%	44%
(0.85)	18.49	25.94%	506.1	0.73%	0.56%	0.73%	0.56%	57%
(2.50)	15.53	(3.13)%	413.8	0.75%	0.47%	0.75%	0.47%	90%
(0.23)	18.37	4.76%	306.3	0.75%	0.42%	0.75%	0.42%	56%
(c)
Since inception, April 27, 2018.
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**
Computed on an annualized basis for periods less than one year

4321 N Ballard Rd, Appleton, WI 54919-0001
The Statement of Additional Information, which is incorporated by reference into this Prospectus, contains additional information about the Portfolios. Additional information about the Portfolios’ investments is available in the annual and semiannual reports. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each of the Portfolios during its last fiscal year.
•   If you purchase shares of Thrivent Variable Portfolios through Thrivent Financial:
You may request a free copy of the Statement of Additional Information, the annual reports or the semiannual reports, or you may make additional requests or inquiries by calling 800-847-4836. The Statement of Additional Information, the annual report and the semiannual report are also available, free of charge, at ThriventPortfolios.com.
•   If you purchase shares of Thrivent Variable Portfolios from a firm other than Thrivent Financial:
You may request a free copy of the Statement of Additional Information, the annual reports or the semiannual reports, or you may make additional requests or inquiries by calling your financial advisor. The Statement of Additional Information, the annual report and the semiannual report are also available, free of charge, at ThriventPortfolios.com.
You also may get information about the Portfolios on the EDGAR database on the SEC’s internet site at SEC.gov. Copies of the information may also be obtained, after paying a duplicating fee, by sending an email to publicinfo@sec.gov.
1940 Act File No. 811-4603
The principal underwriter for Thrivent Variable Portfolios, the marketing name for Thrivent Series Fund, Inc., is Thrivent Distributors, LLC, a registered broker/dealer, member of FINRA and SIPC and a subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans.
32065PR R4-20

The information in this statement of additional information is not complete and may be changed. Shares of the Portfolios may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
STATEMENT OF ADDITIONAL INFORMATION
Dated April 30, 2020

For
THRIVENT SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415
800-847-4836
Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent ESG Index Portfolio
Thrivent Global Stock Portfolio
Thrivent Government Bond Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent International Allocation Portfolio
Thrivent International Index Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Value Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus
1

for Thrivent Series Fund, Inc. (the “Fund”) dated April 30, 2020. The Report of Independent Registered Public Accounting Firm and financial statements included in the Annual Report for the Fund, for the fiscal year ended December 31, 2019, is a separate report furnished with this Statement of Additional Information and is incorporated herein by reference. To receive a copy of the Prospectus or the Annual or Semiannual Report for the Fund, write to Thrivent Series Fund, Inc., 4321 N. Ballard Road, Appleton, Wisconsin, 54919 or call toll-free 800-847-4836.
The Prospectus and SAI do not purport to create any contractual obligations between the Fund or any Portfolio and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Portfolios, including contracts with the investment manager or other parties who provide services to the Portfolios.
2

3

HISTORY OF THE FUND
The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. The Fund is made up of 33 separate series or “Portfolios”. Each Portfolio of the Fund, other than Thrivent Large Cap Growth Portfolio and Thrivent Partner Healthcare Portfolio, is diversified under the 1940 Act. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio.
INVESTMENT POLICIES AND RESTRICTIONS
Additional Investment Practices
In addition to those practices stated in the Prospectus, various Portfolios may purchase the securities or engage in the transactions described below. Each of these investment practices are non-principal investment strategies except as otherwise noted.
Investments of Thrivent Asset Allocation Portfolios
Thrivent Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, and Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Thrivent Asset Allocation Portfolios”) each seek to achieve its investment objective by investing in other series of the Fund, series of Thrivent Core Funds, and directly-held financial instruments. Each of the Thrivent Asset Allocation Portfolios may also invest in (i) U.S. Government securities and Short-Term Paper (as such terms are defined in the 1940 Act), (ii) affiliated or unaffiliated investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act, and (iii) other investments, as permitted by Rule 12d1-2 under the 1940 Act or by exemptive order.
The Thrivent Asset Allocation Portfolios are “diversified” within the meaning of the 1940 Act. A mutual fund is diversified if at least 75% of the value of its total assets is represented by U.S. Government securities (as defined in the 1940 Act), cash and cash items, securities of other investment companies and other securities, excluding investments of more than 5% of the fund’s total assets in any one issuer and investments representing more than 10% of the outstanding voting securities of any one issuer.
Other Securities
Thrivent All Cap Portfolio, Thrivent Balanced Income Plus Portfolio, Thrivent ESG Index Portfolio, Thrivent Global Stock Portfolio, Thrivent International Allocation Portfolio, Thrivent International Index Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Low Volatility Equity Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Value Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Small Cap Growth Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Small Cap Stock Portfolio, and, to the extent set forth above, Thrivent Asset Allocation Portfolios may each invest in other types of securities, including bonds, partnerships (including Master Limited Partnerships and Private Partnerships), forward contracts, preferred stocks, convertible bonds, convertible preferred stocks, rights, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Portfolios may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of trusts, including foreign investment trusts.
Thrivent All Cap Portfolio, Thrivent ESG Index Portfolio, Thrivent Global Stock Portfolio, Thrivent International Allocation Portfolio, Thrivent International Allocation Portfolio, , Thrivent Large Cap Growth Portfolio, Thrivent Large Cap Index Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Low Volatility Equity Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Mid Cap Value Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Small Cap Growth Portfolio, Thrivent Small Cap Index Portfolio and Thrivent Small Cap Stock Portfolio will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB,” as rated by Standard &
4

Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings.” Securities rated below investment grade (sometimes referred to as “high yield bonds” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.
Thrivent Diversified Income Plus Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio, Thrivent Multidimensional Income Portfolio and Thrivent Opportunity Income Plus Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.
Bank Instruments
Each Portfolio may invest in bank instruments in pursuit of its investment objective. These instruments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.
U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
Investing in instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.
Repurchase Agreements
Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. A Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. A Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Portfolios’ investment adviser, Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), or a subadviser to be creditworthy. Thrivent Money Market Portfolio may enter into repurchase agreements that are collateralized by U.S. Government securities.
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Restricted Securities
The Portfolios may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Directors, subject to the discussion of Illiquid Investments below. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Portfolio may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.
Illiquid Investments
In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted Rule 22e-4 under the 1940 Act relating to the management of liquidity risk by certain investment companies registered under the 1940 Act, such as each of the Portfolios other than Thrivent Money Market Portfolio (the “22e-4 Portfolios”). Pursuant to Rule 22e-4, each of the 22e-4 Portfolios may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Rule 22e-4 may impact the 22e-4 Portfolios’ performance and ability to achieve their respective investment objectives. Thrivent Money Market Portfolio is subject to separate money market fund requirements limiting its investment in illiquid securities to 5%.
The 22e-4 Portfolios have implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that are reasonably designed to assess and manage the 22e-4 Portfolios’ “liquidity risk” (defined by the SEC as the risk that a 22e-4 Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of remaining investors’ interests in the Portfolio) pursuant to certain provisions of Rule 22e-4, as they relate to the Portfolios. The liquidity of a 22e-4 Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. The adoption of the Liquidity Program is not a guarantee that a 22e-4 Portfolio will have sufficient liquidity to satisfy its redemption requests in all market conditions or that redemptions can be effected without diluting remaining investors in the 22e-4 Portfolio.
Reverse Repurchase Agreements
Each Portfolio also may enter into reverse repurchase agreements, which may be viewed as borrowings made by a Portfolio. A reverse repurchase agreement is a transaction in which a Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.
The Portfolios will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of a Portfolio in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Portfolio’s records at the trade date and maintained until the transaction is settled.
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When-Issued and Delayed Delivery Transactions
Each Portfolio may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by a Portfolio with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.
To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Portfolio will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.
Dollar Roll Transactions
The Portfolios may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs for the Portfolios, the Adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.
Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities
As described in the Prospectus, the principal strategies of certain Portfolios include investing in mortgage-backed securities (a type of asset-backed security that is backed by pools of underlying mortgages), including collateralized mortgage obligations (“CMOs”) and Multi-Class Pass-Through Securities (“MCPTS”), and the other Portfolios may invest in such instruments as a non-principal strategy. CMOs and MCPTS are debt instruments issued, and guaranteed as applicable, by either a U.S. government agency (the Government National Mortgage Association (GNMA or Ginnie Mae)), a U.S. government sponsored entity (the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac)), or a private financial institution. GNMA is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. Private MBS are not guaranteed. The securities are issued in special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. MCPTS are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. MCPTS, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”
FNMA and FHLMC are currently under a conservatorship established by the Federal Housing Finance Agency (FHFA). If FNMA and FHLMC are taken out of conservatorship, it is unclear whether the U.S. government would continue to enforce its rights or perform its obligations and how the capital structure of FNMA and FHLMC would be constructed post-conservatorship and what effects, if any, this might have on their creditworthiness. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities which could cause a Portfolio to lose value.
On June 3, 2019, under the FHFA’s “Single Security Initiative”, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. In addition, Freddie Mac has offered
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investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.
A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates resulting in a loss of all or part of the premium, if any has been paid. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.
There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).
Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. The Portfolios would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, the Portfolios would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.
Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Portfolio’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Portfolio’s portfolio.
An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.
Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.
Collateralized Debt Obligations
The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CDOs are types of asset-backed
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securities. A CLO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAl. CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.
For both CLOs and CBOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CLO or CBO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CLO or CBO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CLO or CBO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Senior Loans (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.
Senior loans may not be rated by a rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, Portfolios that hold senior loans may not be protected by the securities laws, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be
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the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser generally does not receive material, non-public information about borrowers, which may further limit the information available to the Adviser about senior loans. In the event the Adviser receives material, non-public information about a borrower that also issues public securities, the Adviser may be restricted from trading in such public securities which could adversely impact performance of a Portfolio. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.
Structured Securities
The Portfolios may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, individual securities, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.
Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.
In addition, structured securities include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes can combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Not all equity linked notes, however, provide principal protection. Upon the maturity of the note, the holder receives, but is not guaranteed, a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Portfolio’s investment objective and policies.
Variable Rate Demand Notes
The Portfolios may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not traded, and there is no secondary market for the notes. However, a Portfolio may demand payment of the principal for such Portfolio at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might not be able to dispose of the note due to the absence of a secondary market. A Portfolio might suffer a loss to the extent of the default. The extent to which the Thrivent Money Market Portfolio can purchase these securities is subject to Rule 2a-7 under the 1940 Act.
Lending Securities (All Portfolios except Thrivent Money Market Portfolio)
Consistent with applicable regulatory requirements, each of the Portfolios may from time to time lend the securities it holds to broker-dealers and other financial institutions, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash or domestic securities in an amount equal to at least 102% of the market value or foreign securities in an amount equal to at least 105% of the market value. In electing to engage in securities lending for a Portfolio, the Adviser will take into account the investment objective and principal strategies of the Portfolio. For the period during which the securities are on loan, the lending Portfolio will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.
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The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.
No Portfolio may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.
Non-Standard Warrants (All Portfolios except Thrivent Money Market Portfolio)
A Portfolio may use non-standard warrants, including low exercise price warrants or low exercise price options and participatory notes, to gain indirect exposure to issuers in certain countries. Non-standard warrants are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, they pay the holder the difference in price of the underlying security between the date the non-standard warrant was purchased and the date it is sold. Non-standard warrants are generally a type of equity-linked derivative that are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue non-standard warrants that are designed to replicate the performance of certain issuers and markets. The performance results of non-standard warrants will not replicate exactly the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a non-standard warrant typically does not receive voting or other rights as it would if it directly owned the underlying security, and non-standard warrants present similar risks to investing directly in the underlying security. Additionally, non-standard warrants entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the non-standard warrant may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, there is no guarantee that a liquid market will exist for a particular non-standard warrant or that the counterparty or issuer of a non-standard warrant will be willing to repurchase such instrument when the Portfolio wishes to sell it.
Put and Call Options (All Portfolios except Thrivent Money Market Portfolio)
As described below, each Portfolio except the Thrivent Money Market Portfolio may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the applicable Portfolio holds the investment underlying the option or has the right to obtain it at no additional cost. If the option is not covered, the Portfolio will earmark cash or liquid securities to ensure that the Portfolio has sufficient assets to meet its obligations in respect of the option. When a Portfolio sells put options, the earmarked assets must be equal to the purchase obligation of the Portfolio, less any amount maintained as margin. When a Portfolio sells a call option, earmarked assets must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.
Selling (“Writing”) Covered Call Options: The Portfolios may from time to time sell (write) covered call options on any portion of their investments as a hedge to provide partial protection against adverse movements in prices of securities in those Portfolios and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (strike) price. As the writer of a call option, a Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Portfolio until either the option expires or an offsetting transaction is entered into by the Portfolio.
If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Portfolio will generally not be called upon to deliver the security. A Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or
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remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event, a Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.
Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which those Portfolios may invest. As the holder of a call option, a Portfolio has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Portfolio intends to purchase. In purchasing a call option, a Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.
Selling Put Options: The Portfolios may from time to time sell (write) put options. As the writer of a put option, the Portfolio assumes the obligation to pay a predetermined (strike) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Portfolio must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.
If the price of the underlying security remains the same or rises above the strike price, the Portfolio generally will not be called upon to purchase the security. The Portfolio will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Portfolio may be called upon to purchase the security at the strike price.
When a Portfolio writes a put option on a security, the option must be covered by segregating liquid assets on the Portfolio’s books with a value equal to or greater than the strike price of the underlying security to secure the Portfolio’s obligation.
Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (strike) price. A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, a Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.
Options on Foreign Currencies: The Portfolios may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.
Index Options: The Portfolios may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.
Negotiated Transactions: The Portfolios will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. A Portfolio effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by the Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Portfolio. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures.”
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Options written or purchased by a Portfolio in negotiated transactions are illiquid and there is no assurance that a Portfolio will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Portfolio is unable to effect a closing transaction with the holder of a call option written by the Portfolio, the Portfolio may not sell the security underlying the option until the call written by the Portfolio expires or is exercised.
Closing Transactions: The Portfolios may dispose of options that they have written by entering into “closing purchase transactions.” Those Portfolios may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.
A Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Portfolio from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received. The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.
A Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Portfolio realizes a loss if the premium received is less than the premium paid.
Financial Futures and Options on Futures (All Portfolios except Thrivent Money Market Portfolio)
Selling Futures Contracts: The Portfolios may sell financial futures contracts as a hedge against adverse movements in the prices of securities in these Portfolios. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; specified interest rates; mortgage-backed securities; corporate and municipal bonds; stocks; and indices of any of the foregoing. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.
Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.
When a Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker that are called “margin” by commodities exchanges and brokers.
The payment of margin in these transactions is different than purchasing securities on margin. In purchasing securities on margin an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of margin involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Portfolio and its broker, but rather is a good faith deposit by a Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Portfolio will receive or pay variation margin equal to the daily change in the value of the position held by the Portfolio.
Buying Futures Contracts: The Portfolios may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. A Portfolio may buy and sell futures contracts for a number of reasons,
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including: (1) to manage its exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.
A futures contract purchase creates an obligation by a Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Portfolio would realize a gain if, during the contract period, the price of the investments underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Portfolio intends to purchase. A Portfolio would realize a loss if the price of the investments underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar investments that a Portfolio intends to purchase.
Options on Futures Contracts: The Portfolios may also sell (write) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Portfolio intends to purchase.
Currency Futures Contracts and Options: The Portfolios may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio will not use such contracts or options for leveraging purposes.
Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. In instances involving the purchase of futures contracts or call options thereon, a Portfolio will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.
In addition, the Thrivent All Cap Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
Swap Transactions (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. There may be times, however, when a Portfolio buys a credit default swap, without owning the underlying reference entity or entities, as a potential means of enhancing the Portfolio’s investment returns. A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Portfolio with another party of their respective
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commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.
Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.
Currency Forward Contracts (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may also sell and purchase currency forward contracts as a hedge against changes in prevailing levels of currency exchange rates. A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. A Portfolio may lose money on currency forward contracts if changes in currency rates do not occur as anticipated or if the Portfolio’s counterparty to the contract were to default. A Portfolio will not use such forward contracts for leveraging purposes.
Central Clearing and Trade Execution Regulations
The Commodity Exchange Act (the “CEA”) and related regulations enacted by the CFTC may require the Portfolio to clear certain derivative contracts (including swaps) through a clearinghouse or central counterparty (a “CCP”). At the present time, only certain interest rate swaps and credit default index swaps are subject to mandatory clearing. To clear a derivative with the CCP, the Portfolios submit the derivative to, and post margin with a futures commission merchant (“FCM”) that is a clearinghouse member. If a Portfolio must centrally clear a derivative transaction, the CFTC’s regulations may also require that the Portfolio enter into (or “execute”) that derivative over a market facility known as a swap execution facility (or “SEF”). The Portfolios may enter into the swap or other derivative with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the transaction to be transferred to the FCM for clearing. It may also enter into the trade with the FCM itself. The CCP, the FCM, SEF and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from a SEF or an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC will require additional types of derivatives to be traded on a SEF. The regulatory requirement to clear certain contracts or execute the contracts over a SEF could, either temporarily or permanently, reduce the liquidity of the derivatives or increase the costs of entering into those derivatives.
Exclusion from Regulation as a Commodity Pool Operator
Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association, neither the Fund nor any of the individual Portfolios is deemed to be a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which, through CFTC, regulates investments in futures, options on futures and swaps. The Portfolios are, therefore, not subject to registration or regulation as such under the CEA. Under CFTC Rule 4.5 as currently in effect, each Portfolio will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:
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•	Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions; or
•	Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions.
Hybrid Investments (All Portfolios except Thrivent Money Market Portfolio)
As part of their investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a potentially high-risk derivative) that have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.
In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be a risk factor that the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
Risks of Transactions in Options and Futures
There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Portfolio’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.
There is a risk that Thrivent Financial or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Portfolio would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Portfolio’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Financial's or a Portfolio's subadviser's accuracy in predicting the future market factors, such as changes in interest rate levels and securities price movements.
A Portfolio will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. When a Portfolio uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.
There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Portfolio would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.
In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price
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fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.
When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Portfolio could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.
Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.
Leverage Risks
Leverage risk is created when an investment, (which includes, for example, an investment in a futures contract, option, or swap) exposes a Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Portfolio’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, currency, or other benchmark. Portfolios that invest in derivatives have various degrees of leverage risk.
Foreign Securities
Foreign securities may include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may also include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest-holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.
Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Portfolio may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign
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currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Portfolio may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Portfolio’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.
At a referendum in June 2016, the citizens of the United Kingdom (the “UK”) voted to leave the European Union (“EU”). In March 2017, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty, beginning a multi-year period of negotiations regarding the terms of the UK’s exit from the EU, commonly known as “Brexit.” The UK and the EU are expected to move forward with a withdrawal agreement providing a period of transition and further negotiation, but there is no guarantee that a negotiated Brexit will be implemented, and it is possible that the UK may leave the EU without a transitional period, a so-called “hard Brexit.” There is uncertainty about the potential impact of these developments on UK, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the UK, EU and globally, which may adversely affect the value of Portfolio investments.
Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.
Frontier markets are among the smallest, least mature and least liquid of the emerging markets; as a result, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.
Investing in China through Stock Connect. In recent years, non-Chinese investors, including certain Portfolios, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These include aggregate and daily quota limitations. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Portfolio's rights with respect to the securities.
Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk. The risks associated with investments through Stock Connect Programs are in addition to the risks of investing in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest
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rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Portfolio.
Foreign Futures and Options
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.
For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.
In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
Short Sales Against the Box (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.” A short sale is a transaction in which a Portfolio sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Portfolio owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Portfolios will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
Foreign Currency Exchange-Related Securities and Foreign Currency Transactions
The Portfolios may invest in foreign currency exchange-related securities or engage in foreign currency transactions.
Foreign Currency Warrants. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
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Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark.
The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.
The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.
The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.
Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts would include, but not be limited to, the following:
•	When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship
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between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
•	When a Portfolio determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio’s securities denominated in such foreign currency.
Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Financial and the subadvisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.
A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.
At the maturity of a forward contract, a Portfolio may sell the security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.
If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolios are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.
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The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the Adviser or subadviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Portfolio that enters into a forward contract may find it difficult to exit the position.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.
Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).
Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
U.S. Government Securities
The Portfolios may invest in U.S. Government securities. U.S. Government securities refer to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.
U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and
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credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. Government securities. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. government.
In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. The investor may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.
Floating Rate Treasury Notes
The Portfolios may invest in floating rate Treasury notes. A floating rate Treasury note is a debt instrument with a variable interest rate tied to discount rates in auctions of 13-week Treasury bills. The issuance of floating rate obligations by the Treasury is new and there is no trading history for these instruments. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Although floating rate notes are less sensitive to interest rate risk than fixed rate securities, they are subject to credit risk and default risk, which could impair their value.
Foreign Government Securities
The Portfolios may invest in foreign government securities. Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Initial Public Offerings (“IPOs”)
The Portfolios may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Portfolio with a small asset base. The impact of IPOs on a Portfolio’s performance likely will decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s total returns. IPOs may not be consistently available to a Portfolio for investing, particularly as the Portfolio’s asset base grows. Because IPO shares frequently are volatile in price, a Portfolio may hold IPO shares for a very short period of time. This may increase the turnover of a Portfolio and may lead to increased expenses for the Portfolio, such as commissions and transaction costs. By selling shares, a Portfolio may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO
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shares (including the Portfolios) can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
A Portfolio’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.
Real Estate Investment Trusts (“REITs”)
REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.
Investing in REITs would subject a Portfolio to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.
A Portfolio is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also may indirectly bear similar expenses of some of the REITs in which it invests.
Other Investment Companies
Each Portfolio may invest in securities, under applicable law, of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts, open-end investment companies and exchange-traded funds, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses which would result in the Portfolio paying its proportionate share. Certain other investment companies may utilize financial leverage. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a
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stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The Portfolios will not invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Portfolio can invest in other investment companies is limited by federal securities laws. Each Portfolio may invest in other existing or future series of the Thrivent Core Funds, which are investment companies that are only offered to affiliates of the Portfolios and that do not charge an investment advisory fee.
In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment companies that, if adopted, could require the Portfolios to adjust their investments accordingly. These adjustments may have an impact on the Portfolios’ performance and may have negative risk consequences on the investing Portfolios as well as the underlying investment companies.
Exchange Traded Funds (“ETFs”) (All Portfolios except Thrivent Money Market Portfolio)
The Portfolios may purchase the securities of ETFs, which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Portfolio could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees and other expenses that are incurred by a Portfolio through its ownership of the ETF. Certain ETFs may utilize financial leverage. ETFs are generally registered under the 1940 Act. Each Portfolio’s investment in ETFs will be limited by the restrictions imposed by the 1940 Act, but subject to any applicable exemptive orders.
Exchange-Traded Notes
The Portfolios may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
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Passive Foreign Investment Companies (All Portfolios except Thrivent Money Market Portfolio)
Each Portfolio may purchase the securities of certain foreign entities and foreign investment funds or trusts, treated as passive foreign investment companies for U.S. federal income tax purposes. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolios hold their investments.
In addition, the Portfolios may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.
To avoid such tax and interest, the Portfolios intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Portfolios will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.
Inflation-Linked Debt Securities
The Portfolios may invest in inflation linked securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.
Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of varying years. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.
While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in
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currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though the Portfolio does not receive their principal until maturity.
Funding Agreements
The Portfolios may invest in funding agreements, which are short-term, privately placed debt instruments issued by insurance companies that provide investors the right to receive a rate of interest and the full return of principal at maturity. Funding agreements often include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other securities with similar credit ratings. The primary risks of a funding agreement are the credit quality of the insurance company that issues it and its general lack of liquidity.
Defensive Investing
In response to market, economic, political or other conditions, each Portfolio (other than the Money Market Portfolio) may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes that are inconsistent with the Portfolio’s principal investment strategies. If the Portfolio does this, different factors could affect the Portfolio’s performance and it may not achieve its investment objective.
Taxable Municipal Bonds
The Portfolios may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds are most often used to finance private development projects but can be issued whenever the municipality exhausts its allowed limits of tax-exempt bonds. As such, the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term. Taxable municipal bonds are subject to much of the same risks to which municipal bonds are subject. These risks include, among others, market risk, credit risk and interest rate risk.
Disclosure of Portfolio Holdings
The Fund has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's holdings on a selective basis.
The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Financial may post portfolio holdings information on its
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website (Thrivent.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.
Thrivent Financial may distribute or authorize the distribution of information about a Portfolio's holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Portfolio. Thrivent Financial may also distribute or authorize distribution of information about a Portfolio's holdings that is not publicly available to the Portfolio’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, including the custodian, auditor, proxy voting service provider, pricing service vendors, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Portfolios by rating agencies. In addition, the Portfolio may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants. A Portfolio may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Portfolio with potential transactions and management of the Portfolio. Information may be disclosed with any frequency and any time lag, as appropriate.
Before any non-public disclosure of information about a Portfolio's holdings is permitted, however, the Fund’s Chief Compliance Officer or a designated attorney in the Asset Management Law Department of Thrivent Financial must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements. Under no circumstances may the Fund, Thrivent Financial or their affiliates receive any consideration or compensation for disclosing the information.
In accordance with these policies and procedures, the Portfolios have ongoing arrangements with the following service providers to provide the Portfolios’ portfolio holdings information:
Service Provider	Service	Frequency
[ctag:tablesqueeze;3]The Bank of New York Mellon Corporation	Middle Office / Settlements Vendor	Daily
Bloomberg	Trading System & Data Vendor	Daily
Bloomberg BVAL	Pricing Service	Daily
BNP Paribas Security Services	Middle Office / Settlements Vendor	Daily
Confluence	Regulatory Reporting Vendor	Quarterly; monthly for Thrivent Money Market Portfolio
Donnelley Financial Solutions, Inc.	Regulatory Printer	Quarterly
Electra Information Services	Electra Data – Back Office Service	Daily
Ernst and Young	PFIC analysis	Quarterly
FactSet Research Systems Inc.	Systems Vendor	Daily
Fidelity National Information Services, Inc.	Mutual Fund Accounting System Vendor	Daily
Fidelity National Information Services, Inc.	Personal Trading System Vendor	Daily
Goldman Sachs Bank USA	Securities Lending Agent	Daily
ICE Data Services	Pricing Service	Daily
IHS Markit	Pricing Service	Daily
IHS Markit	Bank Debt Reconciliation Vendor	Daily
Institutional Shareholder Services	Proxy Voting & Class Action Services Vendor	Daily
ITG Inc.	Systems Vendor	Daily
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Service Provider	Service	Frequency
Lipper	Data Vendor	Monthly; one day lag
Merrill Corporation	Printer	Quarterly
Morningstar	Data Vendor	Monthly; 60 day lag
MSCI	Systems Vendor	Daily
Omgeo LLC	Systems Vendor	Daily
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm	Annually
PricingDirect Inc.	Pricing Service	Daily
Razorfish	Website Consultant	Monthly
State Street Bank and Trust Company	Bank Loan Servicing	Daily
State Street Bank and Trust Company	Custodian	Daily
State Street Bank and Trust Company	Systems Vendor	Weekly
Wolters Kluwer	Systems Vendor	Monthly; three day lag
As part of the annual review of the compliance policies and procedures of the Portfolios, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.
Investment Limitations
The fundamental investment restrictions for the Portfolios are set forth below. These fundamental investment restrictions may not be changed by a Portfolio except by the affirmative vote of a majority of the outstanding voting securities of that Portfolio as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions:
1.	None of the Portfolios may borrow money, except that a Portfolio may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Portfolio’s total assets immediately after the time of such borrowing.
2.	None of the Portfolios may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the Securities and Exchange Commission.
3.	None of the Portfolios (except as noted below) will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. This restriction does not apply to Thrivent Large Cap Growth Portfolio or Thrivent Partner Healthcare Portfolio, which are “non-diversified” within the meaning of the 1940 Act.
4.	None of the Portfolios will buy or sell real estate, except that any Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.
5.	None of the Portfolios may purchase or sell commodities or commodity contracts, except that any Portfolio may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
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6.	None of the Portfolios may make loans, except that any Portfolio may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.
7.	None of the Portfolios will underwrite the securities of other issuers, except where the Portfolio may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Portfolio may make pursuant to its fundamental investment restriction on lending.
8.	None of the Portfolios (except as noted below) will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities (as such term is defined in the 1940 Act). In addition, with respect to Thrivent Money Market Portfolio, this restriction does not apply to instruments issued by domestic banks. This restriction does not apply to the Thrivent Asset Allocation Portfolios, which primarily invest in other Portfolios of the Fund that could be considered to be in the same industry. In addition, under normal circumstances, Thrivent Partner Healthcare Portfolio will invest more than 25% of its total assets in the securities of issuers in the healthcare industry.
The following nonfundamental investment restrictions may be changed without shareholder approval. Under this restriction:
1.	None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio’s total assets are outstanding. The Portfolios intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.
2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Portfolio’s total assets.
3.	None of the Portfolios currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
4.	The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government security” under the 1940 Act.
5.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Portfolios.
Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security (as discussed in this section of the SAI or elsewhere in the SAI or prospectus), are measured at the time a Portfolio purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Portfolio’s securities may change after they are purchased, and this may cause the amount of the Portfolio’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. Purchases by the Portfolio, however, during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
The Fund has received an exemptive order (the “Order”) from the SEC that allows the Portfolios, along with other portfolios managed by the Adviser (each a “Participating Fund”), to engage in an interfund lending program (the “Program”). The Program enables a Participating Fund to lend cash directly to and borrow money from other Participating Funds for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the “Application”), and the Order, including, among other things, (i) the requirement that the interfund loan rate is more favorable to the lending Participating Fund than the highest current overnight repurchase agreement rate available to the lending Participating Fund (the “Repo Rate”), and more favorable to the borrowing Participating Fund than the rate available that day for cash overdraft
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from the borrowing Participating Fund’s custodian (the “Bank Loan Rate”); (ii) that no Fund may borrow through the Program on an unsecured basis unless the Participating Fund’s outstanding borrowings from all sources immediately after the interfund borrowing total less than 10% of its total assets; provided that if the Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the Participating Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral; (iii) if a Participating Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Participating Fund may borrow through the Program only on a secured basis; (iv) no Participating Fund may lend money if the loan would cause its aggregate outstanding loans through the Program to exceed 15% of its net assets at the time of the loan; (v) a lending Participating Fund may not loan in excess of 5% of its net assets to any one Participating Fund; and (vi) each interfund loan may be called on one business day’s notice by a lending Participating Fund. The Bank Loan Rate will be determined using a formula established by the Board. The interfund loan rate will be the average of the Repo Rate and the Bank Loan Rate. All interfund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all Participating Funds.
Each Portfolio may participate in the Program only to the extent that its participation is consistent with the Portfolio’s investment objectives, limitations, and organizational documents. Upon implementation of the Program, Thrivent Financial administers the Program according to procedures approved by the Board.
Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.
Each Portfolio (with the exception of Thrivent Money Market Portfolio) along with other portfolios managed by the Adviser or an affiliate, has agreed to participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility to be utilized if needed for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating fund based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Portfolio paid commitment fees in proportion to their respective net assets.
Each of the Portfolios, other than the Thrivent Asset Allocation Portfolios, the Thrivent Income Plus Portfolios (which include Thrivent Balanced Income Plus Portfolio, Thrivent Diversified Income Plus Portfolio, and Thrivent Opportunity Income Plus Portfolio), and Thrivent Multidimensional Income Portfolio, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Each of the Portfolios, other than the Thrivent Asset Allocation Portfolios, the Thrivent Income Plus Portfolios, and Thrivent Multidimensional Income Portfolio, has adopted a non-fundamental policy that it can rely on Section 12(d)(1)(G) of the 1940 Act solely for the purpose of acquiring shares of a Thrivent Core Fund for purposes of efficient portfolio management, and each will not have more than five percent of its total assets invested in one Thrivent Core Fund or more than 10 percent of its total assets invested in investment companies, including Thrivent Core Funds and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act; provided, however, that each of these Portfolios may invest up to 25% of its total assets in short-term bond Thrivent Core Funds in the aggregate. Thrivent Core Funds is a registered investment company that only offers its shares to the Fund, Thrivent Mutual Funds and other Thrivent entities.
In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment companies that, if adopted, could require the Portfolios to adjust their investments accordingly. These adjustments may have an impact on the Portfolios’ performance and may have negative risk consequences on the investing Portfolios as well as the underlying investment companies.
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FUND MANAGEMENT
The Fund’s Directors and Officers
The Board is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. Each Director oversees each of 33 series of the Fund and also serves as:
•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 23 series, which offers Class A and Class S shares;
•	Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial; and
•	Trustee of Thrivent Core Funds, a registered investment company consisting of four funds that are established solely for investment by Thrivent entities.
David Royal also serves as Trustee of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the Adviser serves as investment adviser. None of the other Directors serves on the board of the Thrivent Church Loan and Income Fund.
The Fund, Thrivent Mutual Funds, Thrivent Cash Management Trust, Thrivent Core Funds, and Thrivent Church Loan and Income Fund are collectively referred to as the “Fund Complex.”
Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund and its Portfolios rests with the Board. The Board has engaged Thrivent Financial to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing Thrivent Financial and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of Minnesota law, other applicable laws and the Fund’s charter documents. The Board is currently composed of nine members, including seven Independent Directors and two Interested Directors. An “Independent Director” is not an “interested person” (as defined in the 1940 Act) of the Fund, while an “Interested Director” is. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.
The Board has appointed an Independent Director to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Fund’s charter documents, the designation of Chairperson does not impose on such Independent Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Directors and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
The Fund and the Portfolios are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Financial, the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. Each of Thrivent Financial, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
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Risk oversight forms part of the Board’s general oversight of the Fund and the Portfolios and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Financial, the sub-advisers, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, and internal auditors for Thrivent Financial, as appropriate, regarding risks faced by the Fund and its Portfolios, and Thrivent Financial’s risk management functions.
The Audit Committee of the Board, which is composed of all Independent Directors, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports.
The Ethics and Compliance Committee of the Board, which is composed of all Independent Directors, monitors ethical and compliance risks and oversees the legal and regulatory compliance matters of the Portfolios. The Ethics and Compliance Committee meets with and receives reports from the Fund’s Chief Compliance Officer, the Fund’s Anti-Money Laundering Officer and Thrivent Financial personnel of matters relating to the compliance program, the anti-money laundering program, privacy, identity theft prevention, cybersecurity, business continuity planning and other areas. Although the Ethics and Compliance Committee is responsible for overseeing ethical and compliance risks, the entire Board is regularly informed of these risks through Committee reports.
The Investment Committee of the Board, which is composed of all Independent Directors, is designed to review investment strategies and risks in conjunction with its review of the Portfolios’ performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports.
The Contracts Committee of the Board, which is composed of all of the Independent Directors, assists the Board in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Portfolio.
The Governance and Nominating Committee of the Board, which is composed of all of the Independent Directors, assists the Board in fulfilling its duties with respect to the governance of the Fund, including the review and evaluation of the composition and operation of the Board and its committees, the annual self-assessment of the Board and its committees and periodic review and recommendations regarding compensation of the Independent Directors. The Governance and Nominating Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the President of the Fund.
The Board oversees the Portfolios’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Fund implemented the Liquidity Program pursuant to the provisions of Rule 22e-4, as they relate to the Portfolios. The Board, including a majority of the Independent Directors, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Portfolios’ compliance program and reports to the Board and the Ethics and Compliance Committee regarding compliance matters for the
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Portfolios and their principal service providers. In addition, as part of the Board’s annual review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Fund’s charter documents do not set forth any specific qualifications to serve as a Director. The charter of the Governance and Nominating Committee also does not set forth any specific qualification. However, the Governance and Nominating Committee has adopted qualification guidelines that the Committee may take into account in considering Director candidates and a process for evaluating potential candidates. The qualifications that the Committee takes into consideration include, but are not limited to, a candidate’s connections to the Christian community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and Committee meetings. No one factor is controlling, either with respect to the group or any individual.
The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Directors, that each Director is qualified to serve on the Board. Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Directors, the Adviser, the sub-advisers, counsel, the Fund’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service or academic positions and through experience from service as a board member of the Fund and other funds in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. Each Director’s ability to perform his or her duties effectively has been enhanced by his or her educational background, professional training, and/or other experiences. The following is a summary of each Director’s particular professional and other experience that qualifies each person to serve as a Director of the Fund. Additional details regarding the background of each Director are included in the table below this section.
Janice B. Case. Ms. Case has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2011 and as Chair of the Governance and Nominating Committee since 2012. She has over 40 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several public corporate and non-profit boards.
Robert J. Chersi. Mr. Chersi has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, and as Chair of the Audit Committee since 2017. He also has been determined by the Board to be an Audit Committee financial expert. Mr. Chersi has over 30 years of experience in the financial services industry and is the founder of Chersi Services LLC, a financial consulting firm. He is currently the Lead Independent Director and Audit Committee Chair at Brightsphere Investment Group plc and a Director of E*TRADE Bank and E*TRADE Financial Corporation. Mr. Chersi is also the Executive Director of the Center for Global Governance, Reporting and Regulation of the Lubin School of Business at Pace University and the Helpful Executive in Reach in the Department of Accounting and Information Systems at Rutgers University.
Marc S. Joseph. Mr. Joseph has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2011 and as Chair of the Ethics and Compliance Committee since 2012. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Conduct Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.
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Paul R. Laubscher. Mr. Laubscher has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2009, as Chair of the Board since 2019 and as Chair of the Investment Committee from 2010 through 2018. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher has served as a senior investment manager of the retirement fund of a large public technology company since 1997.
James A. Nussle. Mr. Nussle has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is the President and Chief Executive Officer of the Credit Union National Association, a national trade association for America’s credit unions. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.
David S. Royal. Mr. Royal has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2015. He has over 20 years of experience advising and working for mutual fund complexes. He is currently the President and Chief Investment Officer of the Fund Complex, not including Thrivent Church Loan and Income Fund, and he has served as Senior Vice President, Chief Investment Officer of Thrivent Financial since 2017. Prior to his current position, Mr. Royal was Deputy General Counsel for Thrivent Financial and the Secretary and Chief Legal Officer of the Fund Complex, not including Thrivent Church Loan and Income Fund. He has served as President of Thrivent Church Loan and Income Fund since 2018. Before joining Thrivent Financial, Mr. Royal was a partner at an international law firm based in Chicago. Mr. Royal teaches a course at a law school about the investment management industry and also serves on the board of directors of a non-profit organization.
Verne O. Sedlacek. Mr. Sedlacek has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2017 and as Chair of the Investment Committee since 2019. Mr. Sedlacek has over 35 years of experience in the financial services industry, including eleven years as the former chief executive officer of the Commonfund, an institutional investment firm that provides solutions for strategic investors within the nonprofit and pension investment communities. He has experience as a member on the board of several not-for-profit and for-profit boards, including the Chicago Mercantile Exchange. He also was a certified public accountant.
Constance L. Souders. Ms. Souders has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2007 and as Chair of the Contracts Committee since 2010. She also served as the Audit Committee financial expert from 2010 through 2016. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund broker-dealer.
Russell W. Swansen. Mr. Swansen has served as a Director on the Board of the Fund Complex, not including Thrivent Church Loan and Income Fund, since 2009. He has over 35 years of investment management experience and served as a Senior Vice President and Chief Investment Officer of Thrivent Financial from 2003 to 2017. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He served as a director on the boards of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.
The following tables provide additional information about the Directors and officers of the Fund.
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INTERESTED DIRECTORS(1)
Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	Chief Investment Officer since 2017; Director and President since 2015	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President Mutual Funds, Thrivent Financial from 2015 to 2017, Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015	62	Currently, Director of Children’s Cancer Research Fund and Board member of Twin Bridge Capital Partners; Director of Fairview Hospital Foundation until 2017
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Director since 2009	Retired; Senior Vice President and Chief Investment Officer, Thrivent Financial from 2003 to 2017	61	Board member of Twin Bridge Capital Partners, a registered investment advisory firm, since 2005
INDEPENDENT DIRECTORS(3)
Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN (1952)	Director since 2011	Retired	61	Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERO”) for North America) since 2008
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Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Robert J. Chersi 625 Fourth Avenue South Minneapolis, MN (1961)	Director since 2017	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013	61	Director and member of the Audit and Risk Oversight Committees of E*TRADE Financial Corporation and Director of E*TRADE Bank since 2019; Lead Independent Director since 2019 and Director and Audit Committee Chair at Brightsphere Investment Group plc since 2016
Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN (1960)	Director since 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004	61	None
Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN (1956)	Director since 2009	Portfolio Manager for U.S. private real estate and private equity portfolios of IBM Retirement Funds	61	None
James A. Nussle 625 Fourth Avenue South Minneapolis, MN (1960)	Director since 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Director of Portfolio Recovery Associates (PRAA) since 2019; CEO of The Nussle Group LLC (consulting firm) since 2009	61	Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) since 2010
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Name, Address and Year of Birth	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Currently and within Past Five Years
Verne O. Sedlacek 625 Fourth Avenue South Minneapolis, MN (1954)	Director since 2017	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015	61	Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies from 2016 to 2019; Director of Association of Governing Boards of Universities and Colleges since 2007 to 2019
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN (1950)	Director since 2007	Retired	61	None
OFFICERS
Name, Address and Year of Birth	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years
David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	Chief Investment Officer since 2017; Director and President since 2015	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015
Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN (1967)	Treasurer and Principal Accounting Officer since 2005	Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since 2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to 2017
Michael W. Kremenak 625 Fourth Avenue South Minneapolis, MN (1978)	Secretary and Chief Legal Officer since 2015	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015
Edward S. Dryden 625 Fourth Avenue South Minneapolis, MN (1965)	Chief Compliance Officer since 2010	Vice President, Chief Compliance Officer – Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer – Thrivent Funds, Thrivent Financial from 2010 to 2018
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Name, Address and Year of Birth	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years
Kathleen M. Koelling 4321 North Ballard Road Appleton, WI (1977)	Privacy Officer since 2011	Vice President, Deputy General Counsel, Thrivent Financial since 2018; Vice President, Managing Counsel, Thrivent Financial from 2016 to 2018; Privacy Officer, Thrivent Financial since 2011; Anti-Money Laundering Officer, Thrivent Financial from 2011 to 2019; Senior Counsel, Thrivent Financial from 2002 to 2016
Sharon K. Minta 4321 North Ballard Road Appleton, WI (1973)	Anti-Money Laundering Officer since 2019	Director, Compliance, Anti-Money Laundering Officer and Manager of Identity Theft and Customer Fraud/Special Investigations Unit, Thrivent Financial since 2019; Compliance Manager, Anti-Money Laundering, Customer Fraud/Special Investigations Unit and Identity Theft programs, Thrivent Financial from 2014 to 2019
Troy A. Beaver 625 Fourth Avenue South Minneapolis, MN (1967)	Vice President since 2016	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015
Monica L. Kleve 625 Fourth Avenue South Minneapolis, MN (1969)	Vice President since 2019	Vice President, Investment Operations, Thrivent Financial since 2019; Director, Investments Systems and Solutions, Thrivent Financial from 2002 to 2019
Kathryn A. Stelter 625 Fourth Avenue South Minneapolis, MN (1962)	Vice President since 2015	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014
Jill M. Forte 625 Fourth Avenue South Minneapolis, MN (1974)	Assistant Secretary since 2016	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015
John D. Jackson 625 Fourth Avenue South Minneapolis, MN (1977)	Assistant Secretary since 2018	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017
Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN (1977)	Assistant Treasurer since 2007	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017

(1)	“Interested person” of the Fund as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)	The Directors, other than Mr. Royal and Mr. Swansen, are not “interested persons” of the Fund and are referred to as “Independent Directors.”
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Committees of the Board of Directors
Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Audit	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The 1940 Act requires that the Fund’s independent auditors be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Audit Committee is responsible for recommending the engagement or retention of the Fund’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6
Contracts	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The function of the Contracts Committee is to assist the Board in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Portfolio.	6
Ethics and Compliance	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Portfolios.	4
Governance and Nominating	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The Governance and Nominating Committee assists the Board in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board, compensation of the Directors and composition of the committees and the Board’s membership. The Governance and Nominating Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the President of the Fund.	4
40

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Investment	Janice B. Case Robert J. Chersi Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The Investments Committee assists the Board in its oversight of the investment performance of the Portfolios; the Portfolios’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Portfolios; and the range of investment options offered to investors in the Portfolios. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals, such as new Portfolios or Portfolio reorganizations.	5

(1)	All of the Independent Directors serve as members of each Committee.
Beneficial Interest in the Fund by Directors
The following tables provide information as of December 31, 2018 regarding the dollar range of beneficial ownership by each Director in each series of the Fund. The dollar range shown in the last column reflects the aggregate amount of each Director’s beneficial ownership (including ownership through deferred compensation) in all registered investment companies within the investment company complex that are overseen by the Director.
INTERESTED DIRECTORS
Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
David S. Royal	Thrivent Aggressive Allocation Portfolio	$10,001-$50,000	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
41

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Russell W. Swansen	Thrivent Aggressive Allocation Portfolio	$10,001-$50,000	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
42

INDEPENDENT DIRECTORS
Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Janice B. Case	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Robert J. Chersi	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
43

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Marc S. Joseph	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
44

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Paul R. Laubscher	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
James A. Nussle	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
45

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Verne O. Sedlacek	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
46

Name of Director	Dollar Range of Beneficial Ownership in the Portfolio		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
Constance L. Souders	Thrivent Aggressive Allocation Portfolio	None	Over $100,000
	Thrivent All Cap Portfolio	None
	Thrivent Balanced Income Plus Portfolio	None
	Thrivent Diversified Income Plus Portfolio	None
	Thrivent Global Stock Portfolio	None
	Thrivent Government Bond Portfolio	None
	Thrivent High Yield Portfolio	None
	Thrivent Income Portfolio	None
	Thrivent International Allocation Portfolio	None
	Thrivent Large Cap Growth Portfolio	None
	Thrivent Large Cap Index Portfolio	None
	Thrivent Large Cap Value Portfolio	None
	Thrivent Limited Maturity Bond Portfolio	None
	Thrivent Low Volatility Equity Portfolio	None
	Thrivent Mid Cap Index Portfolio	None
	Thrivent Mid Cap Stock Portfolio	None
	Thrivent Moderate Allocation Portfolio	None
	Thrivent Moderately Aggressive Allocation Portfolio	None
	Thrivent Moderately Conservative Allocation Portfolio	None
	Thrivent Money Market Portfolio	None
	Thrivent Multidimensional Income Portfolio	None
	Thrivent Opportunity Income Plus Portfolio	None
	Thrivent Partner Emerging Markets Equity Portfolio	None
	Thrivent Partner Growth Stock Portfolio	None
	Thrivent Partner Healthcare Portfolio	None
	Thrivent Real Estate Securities Portfolio	None
	Thrivent Small Cap Growth Portfolio	None
	Thrivent Small Cap Index Portfolio	None
	Thrivent Small Cap Stock Portfolio	None
47

Compensation of Directors and Officers
The Fund makes no payments to any of its officers for services performed for the Fund. The Independent Directors are paid an annual base compensation of $176,000 to serve on the Boards of the Fund Complex, not including Thrivent Church Loan and Income Fund. Each Director also receives $5,000 for each in-person meeting attended. The Board Chair is compensated an additional $70,000 per year; the Chair of the Audit Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $40,000 per year; the Chair of the Contracts Committee, the Chair of the Investments Committee, the Chair of the Governance and Nominating Committee and the Chair of the Ethics and Compliance Committee are each compensated an additional $20,000 per year. Independent Directors are reimbursed by the Fund for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Directors. The Directors receive no pension or retirement benefits in connection with their service to the Fund.
The following table provides the amounts of compensation paid to the Directors either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended December 31, 2018:
Name, Position	Aggregate Compensation From Fund	Total Compensation Paid by the Fund Complex(1)
Janice B. Case	$134,221	$218,000
Director
Robert J. Chersi	$145,887	$238,000
Director
Richard A. Hauser(2)	$168,104	$273,000
Director
Paul R. Laubscher	$134,221	$218,000
Director
Marc S. Joseph	$134,221	$218,000
Director
James A. Nussle	$118,821	$193,000
Director
Verne O. Sedlacek	$121,899	$198,000
Director
Constance L. Souders	$134,221	$218,000
Director

(1)	The Fund has adopted a deferred compensation plan for the benefit of the Independent Directors of the Fund who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Fund. Compensation deferred is invested in Thrivent Mutual Funds, the allocation of which is determined by the individual Director. The Directors participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Director’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. However, a Director’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. For compensation paid during the fiscal year ended December 31, 2018, the total amount of deferred compensation payable to Mr. Hauser was $268,384.
(2)	Mr. Hauser retired form the Board as of December 31, 2018.
CONTROL PERSONS AND PURCHASES OF SECURITIES
Shares in the Fund may be sold to:
•	Separate accounts (the “Accounts”) of Thrivent Financial, which are used to fund benefits under various variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial;
48

•	Separate accounts of other insurance companies not affiliated with Thrivent Financial, which are used to fund benefits under variable life insurance and variable annuity contracts; and
•	Other Portfolios of the Fund.
The Secretary of the Fund will vote shares owned by the Fund. The voting rights of variable contract owners, and limitations on those rights, are explained in separate prospectuses relating to such variable contracts. Thrivent Financial and other insurance companies will vote shares attributable to variable contracts in accordance to the voting instructions of the variable contract owners. Any shares of a Portfolio attributable to a variable contract for which no timely voting instructions are received will be voted by Thrivent Financial or other insurance companies in proportion to voting instructions that are received with respect to all variable contracts participating in the Portfolio. Thrivent Financial is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.
The officers and directors of the Fund cannot directly own shares of the Fund’s Portfolios, and they cannot beneficially own shares of the Fund unless they purchase variable contracts issued by Thrivent Financial or other insurance companies. As of April 1, 2019, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of any Portfolio. To the best knowledge of the Fund, no person other than Thrivent Financial and the Thrivent Asset Allocation Portfolios owned, of record or beneficially, 5% or more of the outstanding shares of any Portfolio as of April 1, 2019.
Information as of April 1, 2019 with regard to record ownership by Thrivent Financial and Other Holders (i.e., the Thrivent Asset Allocation Portfolios) in the Fund is provided below:
Name	Percentage of Shares Outstanding
Thrivent Financial for Lutherans	72.24%
Other Holders	24.29%
Transactions with Independent Directors
No Independent Director of the Fund or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser or a subadviser for the Portfolios, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser or a subadviser for the Portfolios exceeding $120,000. In addition, no Independent Director of the Fund or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Fund; an officer of the Fund; an investment company or an officer of any investment company having the same investment adviser or subadviser as the Portfolios as its investment adviser or having an investment adviser that directly or indirectly controls, is controlled by or under common control with the investment adviser or subadviser of the Portfolios; the Portfolios’ investment adviser; an officer of the Portfolios’ investment adviser; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser of the Portfolios (an “Associated Person”). No Independent Director of the Fund or a member of the immediate family of an Independent Director has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.
49

INVESTMENT ADVISER, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS
Investment Adviser
The Fund’s investment adviser, Thrivent Financial, was founded in 1902 under the laws of Wisconsin, and is a fraternal benefit society owned by and operated for its members. The officers and directors of Thrivent Financial who are affiliated with the Fund are set forth below under “Affiliated Persons.” Thrivent Financial is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.
Investment decisions for each of the Portfolios (except for all or a portion of Thrivent International Allocation Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Growth Stock Portfolio, and Thrivent Partner Healthcare Portfolio (collectively, the “Subadvised Portfolios”)) are made by Thrivent Financial, subject to the overall direction of the Board. Thrivent Financial also provides investment research and supervision of each of the Portfolios’ investments (except for the investments of the Subadvised Portfolios that are not managed by Thrivent Financial) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.
Thrivent Financial Portfolio Managers
Other Accounts Managed by the Thrivent Financial Portfolio Managers
The following table provides information relating to other accounts managed by Thrivent Financial portfolio managers as of December 31, 2018. None of the Thrivent Financial portfolio managers of the Portfolios manage assets in pooled investment vehicles other than the registered investment companies noted below.
	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Gregory R. Anderson (2)	7	$2,773,353,990	3	$7,105,173,345
Darren M. Bagwell	4	$6,728,504,159	0	$ 0
Brian W. Bomgren (3)	4	$1,946,898,163	3	$ 863,715,399
Brunner, Lauri A.	2	$2,546,601,271	2	$ 327,609,609
Matthew D. Finn	3	$1,828,844,490	2	$ 183,094,724
Brian J. Flanagan	1	$1,760,478,579	2	$ 219,683,707
John T. Groton	0	$ 0	1	$ 249,464,714
Michael G. Landreville	2	$ 979,923,281	3	$ 375,590,879
Kurt J. Lauber	2	$2,591,908,684	2	$ 336,388,357
David J. Lettenberger	1	$ 4,596,852	1	$ 23,332,291
Stephen D. Lowe	9	$9,314,064,088	3	$2,376,909,421
Noah J. Monsen (3)	7	$4,792,658,080	3	$ 863,715,399
Paul J. Ocenasek	3	$1,262,480,027	0	$ 0
Reginald L. Pfiefer	0	$ 0	1	$ 234,459,414
David S. Royal	4	$6,728,504,159	0	$ 0
Mark L. Simenstad	7	$7,965,600,427	0	$ 0
Conrad E. Smith	2	$ 566,050,905	2	$ 522,413,053
David R. Spangler	0	$ 0	1	$ 39,775,243
William D. Stouten (4)	3	$5,673,226,424	3	$1,532,982,125
James M. Tinnuci	1	$ 609,467,082	2	$ 154,298,757
Sharon Wang	0	$ 0	0	$ 0
Kent L. White (3)	4	$2,063,752,516	2	$ 161,886,517

50

(1)	The “Other Registered Investment Companies” represent series of Thrivent Mutual Funds, which have substantially similar investment objectives and policies as the Portfolio(s) managed by the portfolio manager listed.
(2)	In addition to series of Thrivent Mutual Funds, the “Other Registered Investment Companies” represent Thrivent Church Loan and Income Fund.
(3)	In addition to series of Thrivent Mutual Funds, the “Other Registered Investment Companies” represent series of Thrivent Core Funds.
(4)	In addition to series of Thrivent Mutual Funds, the “Other Registered Investment Companies” represent series of Thrivent Cash Management Trust and Thrivent Core Funds.
Compensation
Each portfolio manager of Thrivent Financial is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative performance of each fund or account managed by the portfolio manager measured for one-, three-, and five-year periods against the median performance of other funds in the same peer group, as classified by Lipper, Inc., or an index constructed with comparable criteria. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals during the previous three-year period.
Conflicts of Interest
The Adviser and its respective affiliates will be subject to certain conflicts of interest with respect to the services provided to the Portfolio. These conflicts will arise primarily, but not exclusively, from the involvement of the Adviser and the portfolio managers in other activities that from time to time conflict with the activities of the Portfolio. Portfolio managers at Thrivent Financial typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts).
Managing and providing research to multiple accounts can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Financial seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Financial has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
Additional information about potential conflicts of interest is set forth in the Form ADV of the Adviser. A copy of Part 1 and Part 2A of the Adviser’s Form ADV is available on the SEC’s website (adviserinfo.sec.gov).
Ownership in the Portfolios
The following table provides information, as of December 31, 2018, on the dollar range of beneficial ownership by each portfolio manager for the Portfolio he or she manages:
Portfolio Manager	Portfolio	Portfolio Ownership	Fund(1)	Fund Ownership	Ownership in Fund Complex(2)
Gregory R. Anderson	Thrivent Diversified Income Plus Portfolio	None	Thrivent Diversified Income Plus Fund	None	$500,001- $1,000,000
	Thrivent Government Bond Portfolio	None	Thrivent Government Bond Fund	None
51

Portfolio Manager	Portfolio	Portfolio Ownership	Fund(1)	Fund Ownership	Ownership in Fund Complex(2)
	Thrivent Limited Maturity Bond Portfolio	None	Thrivent Limited Maturity Bond Fund	$100,001- $500,000
	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	None
	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None
Darren M. Bagwell	Thrivent Aggressive Allocation Portfolio	None	Thrivent Aggressive Allocation Fund	$500,001- $1,000,000	$500,001- $1,000,000
	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Portfolio	None	Thrivent Diversified Income Plus Fund	None
	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	None
	Thrivent International Allocation Portfolio	None	Thrivent International Allocation Fund	None
	Thrivent Moderate Allocation Portfolio	None	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	None
Brian M. Bomgren	Thrivent International Allocation Portfolio	None	Thrivent International Allocation Fund	None	$50,001- $100,000
	Thrivent Low Volatility Equity Portfolio	None	Thrivent Low Volatility Equity Fund	None
Lauri Brunner	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	None	$50,001- $100,000
	Thrivent Large Cap Growth Portfolio	None	Thrivent Large Cap Growth Fund	None
Matthew D. Finn	Thrivent All Cap Portfolio	None	Thrivent All Cap Fund	None	$500,001- $1,000,000
	Thrivent Small Cap Stock Portfolio	None	Thrivent Small Cap Stock Fund	$500,001- $1,000,000
Brian J. Flanagan	Thrivent Mid Cap Stock Portfolio	$1- $10,000	Thrivent Mid Cap Stock Fund	$100,001- $500,000	$100,001- $500,000
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Portfolio Manager	Portfolio	Portfolio Ownership	Fund(1)	Fund Ownership	Ownership in Fund Complex(2)
John T. Groton	Thrivent All Cap Portfolio	None			$100,001- $500,000
Michael G. Landreville	Thrivent Government Bond Portfolio	None	Thrivent Government Bond Fund	None	$100,001- $500,000
	Thrivent Limited Maturity Bond Portfolio	None	Thrivent Limited Maturity Bond Fund	$50,001- $100,000
Kurt J. Lauber	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	None	None
	Thrivent Large Cap Value Portfolio	None	Thrivent Large Cap Value Fund	None
David J. Lettenberger	Thrivent Small Cap Growth Portfolio	None	Thrivent Small Cap Growth Fund	None	None
Stephen D. Lowe	Thrivent Aggressive Allocation Portfolio	None	Thrivent Aggressive Allocation Fund	$50,001- $100,000	$500,001- $1,000,000
	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Portfolio	None	Thrivent Diversified Income Plus Fund	None
	Thrivent Income Portfolio	None	Thrivent Income Fund	$100,001- $500,000
	Thrivent Moderate Allocation Portfolio	$100,001- $500,000	Thrivent Moderate Allocation Fund	$100,001- $500,000
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	$100,001- $500,000
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	None
	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None
Noah J. Monsen	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None	$50,001- $100,000
	Thrivent Diversified Income Plus Portfolio	None	Thrivent Diversified Income Plus Fund	None
	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	$1- $10,000
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Portfolio Manager	Portfolio	Portfolio Ownership	Fund(1)	Fund Ownership	Ownership in Fund Complex(2)
	Thrivent International Allocation Portfolio	None	Thrivent International Allocation Fund	None
	Thrivent Low Volatility Equity Portfolio	None	Thrivent Low Volatility Equity Fund	None
Paul J. Ocenasek	Thrivent High Yield Portfolio	None	Thrivent High Yield Fund	None	$100,001- $500,000
	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	None
	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None
Reginald L. Pfeifer	Thrivent Real Estate Securities Portfolio	None			None
David S. Royal	Thrivent Aggressive Allocation Portfolio	$10,001- $50,000	Thrivent Aggressive Allocation Fund	$500,001- $1,000,000	$500,000- $1,000,000
	Thrivent Moderate Allocation Portfolio	None	Thrivent Moderate Allocation Fund	$10,001- $50,000
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	$10,001- $50,000
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	$50,001- $100,000
Mark L. Simenstad	Thrivent Aggressive Allocation Portfolio	None	Thrivent Aggressive Allocation Fund	$100,001- $500,000	$500,000- $1,000,000
	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Portfolio	$1- $10,000	Thrivent Diversified Income Plus Fund	None
	Thrivent Moderate Allocation Portfolio	None	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	$50,001- $100,000
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Portfolio Manager	Portfolio	Portfolio Ownership	Fund(1)	Fund Ownership	Ownership in Fund Complex(2)
Conrad E. Smith	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None	$100,001- $500,000
David R. Spangler	Thrivent Aggressive Allocation Portfolio	$1- $10,000	Thrivent Aggressive Allocation Fund	$100,001- $500,000	$100,001- $500,000
	Thrivent Balanced Income Plus Portfolio	None	Thrivent Balanced Income Plus Fund	None
	Thrivent Global Stock Portfolio	None	Thrivent Global Stock Fund	None
	Thrivent International Allocation Portfolio	None	Thrivent International Allocation Fund	None
	Thrivent Moderate Allocation Portfolio	None	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Aggressive Allocation Portfolio	None	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Portfolio	None	Thrivent Moderately Conservative Allocation Fund	$10,001- $50,000
William D. Stouten	Thrivent Money Market Portfolio	None	Thrivent Money Market Fund	None	$100,001- $500,000
James M. Tinucci	Thrivent Small Cap Stock Portfolio	None	Thrivent Small Cap Stock Fund	$1- $10,000	$1- $10,000
Kent L. White	Thrivent Income Portfolio	None	Thrivent Income Fund	$100,001- $500,000	$100,001- $500,000
	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	None
	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None

(1)	Each Fund listed is a series of the Thrivent Mutual Funds, is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Portfolio listed.
(2)	Ownership in the Fund Complex includes investments in Thrivent Series Fund, Inc. and Thrivent Mutual Funds.
Investment Subadvisers
Thrivent Financial has engaged subadvisers for Thrivent International Allocation Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Growth Stock Portfolio, and Thrivent Partner Healthcare Portfolio. Investment decisions for all or a portion of those Portfolios are made by the subadvisers, subject to the overall direction of Thrivent Financial and oversight by the Board of Trustees.
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Thrivent International Allocation Portfolio
Investment decisions for the international small- and mid-cap equities assets of Thrivent International Allocation Portfolio are made by Goldman Sachs Asset Management, L.P. (“GSAM”). GSAM is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. LLC (“Goldman Sachs”). As of December 31, 2018, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1,334,369.5 million. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.
GSAM Portfolio Managers
Other Accounts Managed by GSAM Portfolio Managers
The following table provides information about the other accounts managed by the GSAM portfolio managers as of December 31, 2018.
	# of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)
Len Ioffe	34	$19,593	27	$13,984	35	$5,453
Osman Ali	34	$19,593	27	$13,984	35	$5,453
Takashi Suwabe	14	$ 7,753	18	$ 8,989	29	$4,635

	# Accounts & Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)	Number Accounts	Assets Managed (in millions)
Len Ioffe	0	$0	0	$0	4	$1,334
Osman Ali	0	$0	0	$0	4	$1,334
Takashi Suwabe	0	$0	0	$0	4	$1,334
While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with our general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.
For each portfolio manager listed above, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and
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fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (a) general client/shareholder orientation, (b) focus on risk management and firm reputation and (c) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation
In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Conflicts of Interest
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to your Portfolio and will, under certain circumstances, limit your Portfolio’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers, and have other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which your Portfolio may directly and indirectly invest.
Thus, it is expected that your Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As manager of your Portfolio, GSAM receives management fees from the Portfolio. In addition, GSAM’s affiliates may earn fees from relationships with your Portfolio. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance, Goldman Sachs will still receive significant compensation from your Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of your Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Portfolio. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Portfolio. The results of your Portfolio’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, your Portfolio may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, your Portfolio may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Portfolio. In some cases, such adverse impacts may result from differences in timing of transactions by
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accounts relative to when your Portfolio executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Portfolio. Your Portfolio’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by your Portfolio, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend your Portfolio or who engage in transactions with or for your Portfolio.
Additional information about potential conflicts of interest is set forth in GSAM’s ADV, which is available on the SEC’s website (adviserinfo.sec.gov).
Ownership of the Portfolio
GSAM’s portfolio managers listed above do not own shares of Thrivent International Allocation Portfolio.
Thrivent Partner Emerging Markets Equity Portfolio
Investment decisions for Thrivent Partner Emerging Markets Equity Portfolio are made by Aberdeen Asset Managers Limited (“Aberdeen”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Aberdeen is a Scottish company having a principal place of business at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queens Terrace, Aberdeen, Scotland AB10 1YG. As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc (“Standard Life Aberdeen Group”), and manages or administers approximately $702.4 billion in assets as of December 31, 2018. Standard Life Aberdeen plc, its affiliates and its subsidiaries provide asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.
Aberdeen Portfolio Managers
Other Accounts Managed by Aberdeen Portfolio Managers
The following table provides information about the other accounts managed by Aberdeen team members as of December 31, 2018.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Hugh Young	Registered Investment Companies:	15	$ 9437.40	0	$0
	Other Pooled Investment Vehicles:	82	$28,853.37	0	$0
	Other Accounts:	87	$22,598.67	0	$0
Devan Kaloo	Registered Investment Companies:	9	$ 8,470.57	0	$0
	Other Pooled Investment Vehicles:	24	$12,385.59	0	$0
	Other Accounts:	41	$10,217.15	0	$0
Joanne Irvine	Registered Investment Companies:	9	$ 8,470.57	0	$0
	Other Pooled Investment Vehicles:	24	$12,385.59	0	$0
	Other Accounts:	41	$10,217.15	0	$0
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Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Mark Gordon-James	Registered Investment Companies:	9	$ 8,470.57	0	$0
	Other Pooled Investment Vehicles:	24	$12,385.59	0	$0
	Other Accounts:	41	$10,217.15	0	$0
Flavia Cheong	Registered Investment Companies:	15	$ 9437.40	0	$0
	Other Pooled Investment Vehicles:	82	$28,853.37	0	$0
	Other Accounts:	87	$22,598.67	0	$0
Compensation
Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.
A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or, after August 14, 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary
Any increase is to reflect inflation and is applied in a manner consistent with other Standard Life Aberdeen Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.
Annual Bonus
The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. A committee responsible for reviewing and approving the compensation policy (“Remuneration Committee”) determines the measures used to demonstrate achievement of key business objectives that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.
The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Standard Life Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio
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manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.
In the calculation of a portfolio management team’s bonus, the Standard Life Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.
Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.
Although performance is not a substantial portion of a portfolio manager’s compensation, the Standard Life Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Standard Life Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.
Conflicts of Interest
An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of Aberdeen that the benefits outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes,
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but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.
Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.
Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.
Aberdeen does not currently have any model delivery clients in the Portfolio’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Portfolio to compete against such model delivery clients that hold and trade in a same security as the Portfolio.
Ownership of the Portfolio
Aberdeen’s portfolio managers listed above do not own shares of Thrivent Partner Emerging Markets Equity Portfolio.
Thrivent Partner Growth Stock Portfolio
Investment decisions for Thrivent Partner Growth Stock Portfolio are made by T. Rowe Price Associates, Inc. (“T. Rowe Price”) which Thrivent Financial has engaged as investment subadviser for the Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price has over 70 years of investment management experience and approximately $962.3 billion in total assets under management as of December 31, 2018.
T. Rowe Price Portfolio Manager
Other Accounts Managed by T. Rowe Price Portfolio Managers
The following table provides information relating to other accounts managed by Joseph B. Fath as of December 31, 2018.
		Total # of Accounts Managed	Total Assets (in millions)
Joseph B. Fath	Registered investment companies:	12	$64,563,455,410
	Other pooled investment vehicles:	5	$11,650,050,155
	Other accounts:	8	$ 2,168,602,808
None of the accounts listed above have performance-based advisory fees.
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Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Japan, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used for all portfolios managed by the portfolio manager.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
T. Rowe Price may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the
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account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds or other accounts (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Ownership of the Portfolio
Mr. Fath does not own shares of Thrivent Partner Growth Stock Portfolio.
Thrivent Partner Healthcare Portfolio
Investment decisions for the Thrivent Partner Healthcare Portfolio are made by BlackRock Investment Management, LLC (“BIM”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. BIM is located at 1 University Square Drive, Princeton, NJ 08540. BIM is a wholly owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2018, BlackRock and its subsidiaries managed approximately $5.98 trillion in assets.
BIM Portfolio Managers
Other Accounts Managed by BIM Portfolio Managers
The following table provides information about other accounts managed by Ms. Xie as of December 31, 2018.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in $ millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in $ millions)
Erin Xie	Other Registered Investment Companies:	3	$7,180	0	$ 0
	Other Pooled Investment Vehicles:	2	$3,720	0	$ 0
	Other Accounts:	1	$1,150	1	$1,150
Compensation
The discussion below describes the portfolio manager’s compensation as of December 31, 2018.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with BlackRock.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is
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based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: WRLD HealthCare ND; Russell 3000 HealthCare Index; Citigroup 3-month T-bill Index; and BME Option Overwriting Strategy Composite Index.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock stock awards are generally granted in the form of BlackRock restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock common stock. The portfolio manager of this Portfolio has deferred BlackRock stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by BlackRock. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
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Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Ms. Xie may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of the Portfolio
Ms. Xie does not own shares of Thrivent Partner Healthcare Portfolio.
Affiliated Persons
The officers of the Fund are affiliated with Thrivent Financial, the Fund’s investment adviser, in the following capacities:
Affiliated Person	Position with Fund	Position with Thrivent Financial
David S. Royal	Trustee, President and Chief Investment Officer	Senior Vice President, Chief Investment Officer
Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Vice President and Mutual Funds Chief Financial Officer
Michael W. Kremenak	Secretary and Chief Legal Officer	Vice President, Chief Legal Officer
Edward S. Dryden	Chief Compliance Officer	Vice President, Chief Compliance Officer – Thrivent Funds
Kathleen M. Koelling	Privacy Officer	Vice President, Deputy General Counsel
Sharon K. Minta	Anti-Money Laundering Officer	Director, Compliance and Anti-Money Laundering Officer
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Affiliated Person	Position with Fund	Position with Thrivent Financial
Troy A. Beaver	Vice President	Vice President, Mutual Funds Marketing & Distribution
Monica L. Kleve	Vice President	Vice President, Investment Operations
Kathryn A. Stelter	Vice President	Vice President, Mutual Funds Chief Operations Officer
Jill M. Forte	Assistant Secretary	Senior Counsel
John D. Jackson	Assistant Secretary	Senior Counsel
Sarah L. Bergstrom	Assistant Treasurer	Head of Mutual Fund Accounting
The Advisory and Subadvisory Agreements
The investment advisory agreement provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with Thrivent Financial and all other expenses of the Fund (other than those assumed by Thrivent Financial), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders’ reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund’s custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders’ meetings and expenses relating to the issuance, registration and qualification of shares of the Fund.
The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Directors. The vote for approval must include the approval of a majority of the Directors who are not interested persons (as defined in the 1940 Act). The advisory and subadvisory agreements terminate automatically upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. With respect to a particular Portfolio, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Directors or by the vote of a majority of the outstanding shares of such Portfolio. The Adviser may terminate the agreement on 60 days written notice to the Fund.
Advisory Fees
Thrivent Financial receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to a percentage of the aggregate average daily net assets of the Portfolios as shown in the following table.
Thrivent Aggressive Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $5 billion:	0.700%
Next $5 billion:	0.675%
Over $10 billion:	0.650%

Thrivent All Cap Portfolio
First $250 million:	0.550%
Over $250 million:	0.500%

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Thrivent Balanced Income Plus Portfolio
First $500 million:	0.550%
Next $500 million:	0.500%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Diversified Income Plus Portfolio
All assets:	0.400%

Thrivent Global Stock Portfolio
First $500 million:	0.650%
Next $250 million:	0.575%
Next $250 million:	0.550%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Government Bond Portfolio
First $250 million:	0.350%
Next $250 million:	0.300%
Next $500 million:	0.250%
Next $500 million:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent High Yield Portfolio
All assets:	0.400%

Thrivent Income Portfolio
All assets:	0.400%

Thrivent International Allocation Portfolio
First $250 million:	0.700%
Next $750 million:	0.650%
Next $500 million:	0.625%
Over $1.5 billion:	0.600%

Thrivent Large Cap Growth Portfolio
All assets:	0.400%

Thrivent Large Cap Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Large Cap Value Portfolio
All assets:	0.600%

Thrivent Limited Maturity Bond Portfolio
All assets:	0.400%

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Thrivent Low Volatility Equity Portfolio
First $100 million:	0.600%
Over $100 million	0.500%

Thrivent Mid Cap Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Mid Cap Stock Portfolio
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Moderate Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $500 million:	0.650%
Next $1.5 billion:	0.625%
Next $3 billion:	0.600%
Next $5 billion:	0.575%
Over $10 billion:	0.550%

Thrivent Moderately Aggressive Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $500 million:	0.700%
Next $1.5 billion:	0.675%
Next $3 billion:	0.650%
Next $5 billion:	0.625%
Over $10 billion:	0.600%

Thrivent Moderately Conservative Allocation Portfolio
Portfolio assets invested in all asset types (including Thrivent mutual funds)
First $500 million:	0.600%
Next $1.5 billion:	0.575%
Next $3 billion:	0.550%
Next $5 billion:	0.525%
Over $10 billion:	0.500%

Thrivent Money Market Portfolio
All assets:	0.350%

Thrivent Multidimensional Income Portfolio
First $100 million:	0.550%
Over $100 million	0.500%

Thrivent Opportunity Income Plus Portfolio
First $500 million:	0.500%
Over $500 million	0.450%

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Thrivent Partner Emerging Markets Equity Portfolio
First $50 million:	1.000%
Over $50 million:	0.950%

Thrivent Partner Growth Stock Portfolio
First $500 million:	0.650%
Over $500 million:	0.600%

Thrivent Partner Healthcare Portfolio
First $50 million:	0.900%
Next $50 million:	0.850%
Next $150 million:	0.800%
Over $250 million:	0.750%

Thrivent Real Estate Securities Portfolio
First $500 million:	0.750%
Over $500 million:	0.700%

Thrivent Small Cap Growth Portfolio
First $200 million:	0.800%
Over $200 million:	0.750%

Thrivent Small Cap Index Portfolio
First $1.5 billion:	0.200%
Next $500 million:	0.150%
Over $2 billion:	0.100%

Thrivent Small Cap Stock Portfolio
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%
As of April 30, 2019, the following contractual expense reimbursements, as a percentage of net assets, were in effect:
Portfolio	Percentage	Expiration Date
Thrivent Partner Healthcare Portfolio	0.05%	4/30/2020
As of April 30, 2019, contractual expense reimbursements to limit expenses to the following percentages were in effect:
Portfolio	Percentage	Expiration Date
Thrivent Low Volatility Equity Portfolio	0.80%	4/30/2020
Thrivent Multidimensional Income Portfolio	0.95%	4/30/2020
Thrivent Partner Emerging Markets Equity Portfolio	1.20%	4/30/2020
Thrivent Small Cap Growth Portfolio	0.97%	4/30/2020
For each Asset Allocation Portfolio, Thrivent Financial has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Portfolio as a result of its investment in any other mutual fund for which Thrivent Financial serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and Thrivent Financial.
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During the last three fiscal years, Thrivent Financial was paid the following total dollar amounts under the investment advisory contracts then in effect.
Portfolio	12/31/2018	12/31/2017	12/31/2016
Thrivent Aggressive Allocation Portfolio	$ 9,573,526	$ 8,768,803	$ 7,305,864
Thrivent All Cap Portfolio	$ 721,044	$ 677,183	$ 839,791
Thrivent Balanced Income Plus Portfolio	$ 2,239,107	$ 2,100,471	$ 1,799,800
Thrivent Diversified Income Plus Portfolio	$ 2,784,395	$ 2,494,954	$ 2,053,787
Thrivent Global Stock Portfolio	$ 6,558,929	$ 6,067,158	$ 5,300,667
Thrivent Government Bond Portfolio	$ 649,930	$ 698,202	$ 638,251
Thrivent High Yield Portfolio	$ 3,344,156	$ 3,308,084	$ 2,989,494
Thrivent Income Portfolio	$ 5,918,136	$ 5,919,225	$ 5,621,870
Thrivent International Allocation Portfolio	$15,109,720	$15,525,433	$13,468,631
Thrivent Large Cap Growth Portfolio	$ 5,212,138	$ 4,478,380	$ 4,107,329
Thrivent Large Cap Index Portfolio	$ 1,992,231	$ 1,645,417	$ 1,162,816
Thrivent Large Cap Value Portfolio	$ 9,549,386	$ 8,634,319	$ 7,170,289
Thrivent Limited Maturity Bond Portfolio	$ 3,608,277	$ 3,582,598	$ 3,404,752
Thrivent Low Volatility Equity Portfolio	$ 105,170	$ 27,710	$ N/A
Thrivent Mid Cap Index Portfolio	$ 834,848	$ 684,790	$ 439,884
Thrivent Mid Cap Stock Portfolio	$11,238,642	$10,206,832	$ 8,187,682
Thrivent Moderate Allocation Portfolio	$59,767,878	$57,967,078	$52,764,833
Thrivent Moderately Aggressive Allocation Portfolio	$41,039,912	$37,891,706	$33,079,151
Thrivent Moderately Conservative Allocation Portfolio	$28,475,711	$27,809,161	$24,775,783
Thrivent Money Market Portfolio	$ 550,753	$ 622,284	$ 587,646
Thrivent Multidimensional Income Portfolio	$ 107,401	$ 75,063	$ N/A
Thrivent Opportunity Income Plus Portfolio	$ 885,243	$ 795,090	$ 582,303
Thrivent Partner Emerging Markets Equity Portfolio	$ 909,499	$ 871,252	$ 606,295
Thrivent Partner Growth Stock Portfolio	$ 1,398,680	$ 981,757	$ 913,255
Thrivent Partner Healthcare Portfolio	$ 1,713,918	$ 1,660,943	$ 1,606,420
Thrivent Real Estate Securities Portfolio	$ 1,289,059	$ 1,466,578	$ 1,356,871
Thrivent Small Cap Growth Portfolio	$ 40,712	$ N/A	$ N/A
Thrivent Small Cap Index Portfolio	$ 1,084,990	$ 885,500	$ 634,339
Thrivent Small Cap Stock Portfolio	$ 3,995,912	$ 3,684,079	$ 2,908,308
The next table shows the total expenses reimbursed with respect to the Portfolios for the last three fiscal years.
Portfolio	12/31/2018	12/31/2017	12/31/2016
Thrivent Aggressive Allocation Portfolio	$ 2,612,611	$ 2,468,096	$ 2,080,767
Thrivent All Cap Portfolio	$ —	$ —	$ 238,907
Thrivent Balanced Income Plus Portfolio	$ —	$ —	$ —
Thrivent Diversified Income Plus Portfolio	$ —	$ —	$ —
Thrivent Global Stock Portfolio	$ —	$ —	$ —
Thrivent Government Bond Portfolio	$ —	$ —	$ —
Thrivent High Yield Portfolio	$ —	$ —	$ —
Thrivent Income Portfolio	$ —	$ —	$ —
Thrivent International Allocation Portfolio	$ —	$ 735,827	$ —
Thrivent Large Cap Growth Portfolio	$ —	$ —	$ —
Thrivent Large Cap Index Portfolio	$ —	$ —	$ —
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Portfolio	12/31/2018	12/31/2017	12/31/2016
Thrivent Large Cap Value Portfolio	$ —	$ —	$ —
Thrivent Limited Maturity Bond Portfolio	$ —	$ —	$ —
Thrivent Low Volatility Equity Portfolio	$ 119,474	$ 110,796	N/A
Thrivent Mid Cap Index Portfolio	$ —	$ —	$ —
Thrivent Mid Cap Stock Portfolio	$ —	$ —	$ —
Thrivent Moderate Allocation Portfolio	$17,468,458	$16,779,943	$14,561,747
Thrivent Moderately Aggressive Allocation Portfolio	$13,836,742	$13,091,675	$11,100,339
Thrivent Moderately Conservative Allocation Portfolio	$ 6,548,578	$ 6,278,826	$ 5,595,019
Thrivent Money Market Portfolio	$ —	$ —	$ 28,232
Thrivent Multidimensional Income Portfolio	$ 89,679	$ 66,766	N/A
Thrivent Opportunity Income Plus Portfolio	$ —	$ —	$ —
Thrivent Partner Emerging Markets Equity Portfolio	$ 51,815	$ 175,203	$ 168,864
Thrivent Partner Growth Stock Portfolio	$ —	$ —	$ 169,761
Thrivent Partner Healthcare Portfolio	$ 114,032	$ 151,436	$ 121,046
Thrivent Real Estate Securities Portfolio	$ —	$ —	$ —
Thrivent Small Cap Growth Portfolio	$ 102,193	N/A	N/A
Thrivent Small Cap Index Portfolio	$ —	$ —	$ —
Thrivent Small Cap Stock Portfolio	$ —	$ —	$ —
Investment Subadvisory Fees
Thrivent Financial pays Aberdeen an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Emerging Markets Equity Portfolio. The fee payable is equal to 0.75% of the first $100 million of average daily net assets managed by Aberdeen, 0.70% of the next $150 million of average daily net assets and 0.65% of the average daily net assets over $250 million. Aberdeen was paid the following amounts for the last three years: $2,057,921 for the year ended December 31, 2016, $2,471,718 for the year ended December 31, 2017, and $2,572,701 for the year ended December 31, 2018.
Thrivent Financial pays BlackRock an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Healthcare Portfolio. The fee payable is equal to 0.50% of the first $50 million of average daily net assets managed by BlackRock, 0.475% of the next $200 million of average daily net assets, 0.45% of the next $250 million and 0.425% of the average daily net assets over $500 million. BlackRock has been engaged as a subadviser for Thrivent Partner Healthcare Portfolio since September 11. 2017. BlackRock was paid the following amounts: $279,011 for the period from September 11, 2017 through December 31, 2017, and $989,830 for the year ended December 31, 2018.
Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent International Allocation Portfolio. The fee payable for managing the international small- and mid-cap equities assets of the Portfolio is equal to 0.58% of the first $250 million of average daily net assets managed by GSAM and 0.54% of the average daily net assets over $250 million. GSAM was paid the following amounts for the last three years: $2,173,959 for the year ended December 31, 2016, $2,506,029 for the year ended December 31, 2017, and $2,526,344 for the year ended December 31, 2018.
Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Growth Stock Portfolio. The fee payable is equal to 0.50% of the first $50 million of average daily net assets managed by T. Rowe Price, 0.40% of the next $50 million of average daily net assets, resetting to 0.40% on all assets at $100 million, 0.375% of average daily net assets from $250 million to $500 million, 0.35% of average daily net assets from $500 million to $1 billion, resetting to 0.30% on all assets at $1 billion. T. Rowe Price was paid the following amounts for the last three years: $455,718 for the year ended December 31, 2016, $602,078 for the year ended December 31, 2017, and $865,553 for the year ended December 31, 2018.
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Code of Ethics
The Fund, Thrivent Financial and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act and the Investment Advisers Act of 1940. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Portfolios are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.
Proxy Voting Policies
The Fund has adopted the proxy voting policies of Thrivent Financial (with respect to the securities over which they have investment discretion) and of each subadviser. Those policies (or a description thereof) are included in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Variable Annuity Reference Center, the Variable Universal Life Reference Center, or the Thrivent AdvisorFlex Variable Annuity Reference Center at Thrivent.com or SEC.gov where it is filed on form N-PX.
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UNDERWRITING AND DISTRIBUTION SERVICES
The Portfolios’ principal underwriter and distributor, Thrivent Distributors, LLC (“Thrivent Distributors”), is a Delaware limited liability company organized in 2015. Thrivent Distributors is an indirect wholly owned subsidiary of Thrivent Financial and is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The officers and directors of Thrivent Distributors who are affiliated with the Fund are set forth below under “Affiliated Persons.” Thrivent Distributors offers the Portfolios’ shares for sale on a continuous basis and has agreed to use its best efforts to secure purchasers for the shares of the Portfolios.
The Distribution Agreement was initially approved by the Board of Trustees, including a majority of the Independent Trustees, on November 14, 2018, and will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Trustees, including the Independent Trustees.
Underwriting Commissions
Thrivent Distributors does not receive underwriting commissions from the Fund.
12b-1 Distribution Plan
Assets of the Portfolios are not subject to a Rule 12b-1 fee.
Affiliated Persons
The following officers of Thrivent Distributors are affiliated with the Fund.
Affiliated Person	Position with Fund	Position with Thrivent Distributors
David S. Royal	Director, President and Chief Investment Officer	Elected Manager
Troy A. Beaver	Vice President	Elected Manager and Chief Executive Officer
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Elected Manager and Vice President
Kathryn A. Stelter	Vice President	Chief Operations Officer
John D. Jackson	Assistant Secretary	Secretary and Chief Legal Officer
Michael W. Kremenak	Secretary and Chief Legal Officer	Assistant Secretary
OTHER SERVICES
Custodian
The custodian for the Funds is State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111. The Custodian is responsible for safeguarding the Funds’ assets held in the United States and for serving as the Funds’ foreign custody manager.
Transfer Agent
Thrivent Financial Investor Services Inc. (“Thrivent Financial Investor Services”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides transfer agency and dividend payment services necessary to the Portfolios. Under the contract, each Portfolio pays Thrivent Financial Investor Services an annual fee equal to $5,000.
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Administrative Services Agreement
Thrivent Financial provides both administrative and accounting services to the Portfolios under one contract, an Administrative Services Agreement (the “Combined Agreement”). Under the Combined Agreement, each Portfolio pays Thrivent Financial an annual fee equal to the sum of $70,000 plus 0.019 percent of the Portfolio’s average daily net assets for both administrative and accounting services. Payments made under the Combined Agreement for the last three fiscal years are disclosed in the table below.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Portfolios’ independent registered public accounting firm, providing professional services including audits of the Portfolios’ annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review and signing of the annual income tax returns filed on behalf of the Portfolios.
Fund	12/31/2018	12/31/2017	12/31/2016
Thrivent Aggressive Allocation Portfolio	$ 339,851	$ 306,527	$ 258,283
Thrivent All Cap Portfolio	101,077	99,795	95,912
Thrivent Balanced Income Plus Portfolio	157,351	152,562	138,902
Thrivent Diversified Income Plus Portfolio	212,259	198,510	172,420
Thrivent Global Stock Portfolio	289,897	270,715	235,067
Thrivent Government Bond Portfolio	115,282	117,902	112,825
Thrivent High Yield Portfolio	238,847	237,134	214,527
Thrivent Income Portfolio	361,112	361,163	332,984
Thrivent International Allocation Portfolio	443,780	438,478	370,280
Thrivent Large Cap Growth Portfolio	327,577	292,723	264,830
Thrivent Large Cap Index Portfolio	269,262	236,315	184,654
Thrivent Large Cap Value Portfolio	382,397	353,420	295,109
Thrivent Limited Maturity Bond Portfolio	251,393	250,173	233,214
Thrivent Low Volatility Equity Portfolio	83,330	54,211	N/A
Thrivent Mid Cap Index Portfolio	159,310	145,055	119,590
Thrivent Mid Cap Stock Portfolio	416,890	384,216	307,631
Thrivent Moderate Allocation Portfolio	1,994,253	1,933,629	1,673,073
Thrivent Moderately Aggressive Allocation Portfolio	1,270,613	1,174,908	979,349
Thrivent Moderately Conservative Allocation Portfolio	1,042,864	1,019,314	870,389
Thrivent Money Market Portfolio	109,898	113,781	109,899
Thrivent Multidimensional Income Portfolio	83,710	55,926	N/A
Thrivent Opportunity Income Plus Portfolio	113,639	110,213	100,963
Thrivent Partner Emerging Markets Equity Portfolio	97,690	94,317	89,151
Thrivent Partner Growth Stock Portfolio	120,884	108,698	100,548
Thrivent Partner Healthcare Portfolio	118,924	115,450	112,430
Thrivent Real Estate Securities Portfolio	112,656	114,831	110,529
Thrivent Small Cap Growth Portfolio	54,300	N/A	N/A
Thrivent Small Cap Index Portfolio	183,074	164,123	137,090
Thrivent Small Cap Stock Portfolio	193,880	184,765	157,768
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Securities Lending
Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. Pursuant to a Securities Lending Agency Agreement dated December 18, 2017, the Portfolios have retained Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”) as securities lending agent.
As securities lending agent to the Portfolios, Goldman Sachs performs services including, but not limited to, negotiating loans with borrowers, monitoring approved borrowers, processing the return of loaned securities to the Portfolios, and providing recordkeeping and reporting to the Portfolios relating to their securities lending activities.
The following table summarizes the income and fees from securities lending activities for the most recent fiscal year for those Portfolios that participated in securities lending.
Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for any Cash Collateral Management Service (Including Fees Deducted from a Pooled Cash Collateral Reinvestment Vehicle) that are not Included in the Revenue Split	Administrative Fees not Iincluded in the Revenue Split	Indemnification Fee not Included in the Revenue Split	Rebates (Paid to Borrower)	Other Fees not Included in the Revenue Split	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
Thrivent Aggressive Allocation Portfolio
$ 317,984	$19,756	$-	$-	$-	$120,928	$-	$140,684	$177,300
Thrivent All Cap Portfolio
$ 26,158	$ 1,445	$-	$-	$-	$ 11,704	$-	$ 13,149	$ 13,009
Thrivent Balanced Income Plus Portfolio
$ 84,944	$ 4,688	$-	$-	$-	$ 38,057	$-	$ 42,745	$ 42,199
Thrivent Diversified Income Plus Portfolio
$ 136,291	$ 5,668	$-	$-	$-	$ 79,570	$-	$ 85,238	$ 51,053
Thrivent Global Stock Portfolio
$ 282,080	$18,487	$-	$-	$-	$ 97,177	$-	$115,664	$166,416
Thrivent Government Bond Portfolio
$ 12,575	$ 546	$-	$-	$-	$ 7,109	$-	$ 7,655	$ 4,920
Thrivent High Yield Portfolio
$1,062,881	$57,770	$-	$-	$-	$484,989	$-	$542,759	$520,122
Thrivent Income Portfolio
$ 295,178	$15,238	$-	$-	$-	$142,683	$-	$157,921	$137,257
Thrivent International Allocation Portfolio
$ 960,563	$84,071	$-	$-	$-	$123,761	$-	$207,832	$752,731
Thrivent Large Cap Growth Portfolio
$ 79,717	$ 146	$-	$-	$-	$ 78,296	$-	$ 78,442	$ 1,275
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Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for any Cash Collateral Management Service (Including Fees Deducted from a Pooled Cash Collateral Reinvestment Vehicle) that are not Included in the Revenue Split	Administrative Fees not Iincluded in the Revenue Split	Indemnification Fee not Included in the Revenue Split	Rebates (Paid to Borrower)	Other Fees not Included in the Revenue Split	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
Thrivent Large Cap Index Portfolio
$ 27,362	$ 628	$-	$-	$-	$ 21,094	$-	$ 21,722	$ 5,640
Thrivent Large Cap Value Portfolio
$ 218,114	$ 4,261	$-	$-	$-	$175,483	$-	$179,744	$ 38,370
Thrivent Limited Maturity Bond Portfolio
$ 8,203	$ 262	$-	$-	$-	$ 5,572	$-	$ 5,834	$ 2,369
Thrivent Low Volatility Equity Portfolio
$ 125	$ 2	$-	$-	$-	$ 103	$-	$ 105	$ 20
Thrivent Mid Cap Index Portfolio
$ 192,310	$ 6,471	$-	$-	$-	$127,649	$-	$134,120	$ 58,190
Thrivent Mid Cap Stock Portfolio
$ 464,254	$10,450	$-	$-	$-	$359,681	$-	$370,131	$ 94,123
Thrivent Moderate Allocation Portfolio
$1,053,763	$55,657	$-	$-	$-	$492,119	$-	$547,776	$505,987
Thrivent Moderately Aggressive Allocation Portfolio
$ 854,747	$50,671	$-	$-	$-	$350,046	$-	$400,717	$454,030
Thrivent Moderately Conservative Allocation Portfolio
$ 384,976	$13,839	$-	$-	$-	$246,200	$-	$260,039	$124,937
Thrivent Multidimensional Income Portfolio
$ 2,604	$ 79	$-	$-	$-	$ 1,808	$-	$ 1,887	$ 717
Thrivent Opportunity Income Plus Portfolio
$ 20,036	$ 946	$-	$-	$-	$ 10,560	$-	$ 11,506	$ 8,530
Thrivent Partner Emerging Markets Equity Portfolio
$ 5,330	$ 112	$-	$-	$-	$ 4,204	$-	$ 4,316	$ 1,014
Thrivent Partner Growth Stock Portfolio
$ 62,761	$ 3,888	$-	$-	$-	$ 23,871	$-	$ 27,759	$ 35,002
Thrivent Partner Healthcare Portfolio
$ 26,422	$ 1,103	$-	$-	$-	$ 15,381	$-	$ 16,484	$ 9,938
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Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for any Cash Collateral Management Service (Including Fees Deducted from a Pooled Cash Collateral Reinvestment Vehicle) that are not Included in the Revenue Split	Administrative Fees not Iincluded in the Revenue Split	Indemnification Fee not Included in the Revenue Split	Rebates (Paid to Borrower)	Other Fees not Included in the Revenue Split	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
Thrivent Small Cap Index Portfolio
$ 575,305	$33,840	$-	$-	$-	$237,441	$-	$271,281	$304,024
Thrivent Small Cap Stock Portfolio
$ 315,329	$12,998	$-	$-	$-	$185,358	$-	$198,356	$116,973
BROKERAGE ALLOCATION AND OTHER TRANSACTIONS
Brokerage Transactions
In connection with the management of the investment and reinvestment of the assets of the Portfolios, the Advisory Contract authorizes Thrivent Financial, acting by its own officers, directors or employees, or by a subadviser, to select the brokers or dealers that will execute purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Financial and the subadvisers will use reasonable efforts to seek on behalf of the Portfolios the best overall terms available.
In assessing the best overall terms available for any transaction, Thrivent Financial and the subadvisers will consider all factors they deem relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Financial and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Financial and the subadvisers or an affiliate of Thrivent Financial or the subadvisers exercises investment discretion.
Thrivent Financial and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Financial or a subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.
To the extent that the receipt of the above-described services may supplant services for which Thrivent Financial or a subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Financial or a subadviser.
The research obtained by Thrivent Financial and the subadvisers from a broker or dealer may be used to benefit all accounts managed or advised by Thrivent Financial and the subadvisers, including the Portfolios, and may not directly benefit the particular accounts that generated the brokerage commissions used to acquire the research product or service, including the Portfolios.
In certain cases, Thrivent Financial or the subadviser may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Thrivent Financial or the subadviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. The portion of the costs of such products or
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services attributable to research usage may be defrayed by Thrivent Financial or the subadviser, as the case may be, through brokerage commissions generated by transactions of its clients, including the Portfolios. Thrivent Financial or the subadviser pays the provider in cash for the non-research portion of its use of these products or services.
Thrivent Financial and certain subadvisers may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.
The Fund’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.
The investment decisions for a Portfolio are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Financial, the subadvisers or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Financial, the subadvisers and their affiliates believe to be equitable to each investment company or account, including the Portfolio. In some instances, this investment procedure may affect the price paid or received by a Portfolio or the size of the position obtainable or sold by a Portfolio.
Affiliated Transactions
GSAM may place trades with certain brokers with which it is under common control, including Goldman Sachs, provided it determines that these affiliates’ products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. GSAM may trade with its affiliated brokers in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.” GSAM also may trade with its affiliated brokers on an execution-only basis.
Brokerage Commissions
During the last three fiscal years, the Portfolios paid the following brokerage fees:
Fund	12/31/2017	12/31/2016	12/31/2015
Thrivent Aggressive Allocation Portfolio	$ 651,876	$ 638,024	$ 623,846
Thrivent Balanced Income Plus Portfolio	$ 232,952	$ 251,483	$ 316,299
Thrivent Diversified Income Plus Portfolio	$ 239,915	$ 283,348	$ 411,959
Thrivent Government Bond Portfolio	$ 5,080	$ —	$ —
Thrivent Growth and Income Plus Portfolio	$ 76,899	$ 85,777	$ 155,545
Thrivent High Yield Portfolio	$ 512	$ 2,515	$ 9
Thrivent Income Portfolio	$ 49,874	$ 53,726	$ 52,186
Thrivent Large Cap Growth Portfolio	$ 540,864	$ 638,955	$ 696,338
Thrivent Large Cap Index Portfolio	$ 55,193	$ 56,340	$ 47,501
Thrivent Large Cap Stock Portfolio	$ 887,621	$ 861,849	$ 923,327
Thrivent Large Cap Value Portfolio	$ 308,624	$ 316,312	$ 505,466
Thrivent Limited Maturity Bond Portfolio	$ 54,063	$ 57,886	$ 39,390
Thrivent Low Volatility Equity Portfolio	$ 7,969	$ —	$ —
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Fund	12/31/2017	12/31/2016	12/31/2015
Thrivent Mid Cap Index Portfolio	$ 50,615	$ 61,785	$ 39,618
Thrivent Mid Cap Stock Portfolio	$ 626,013	$ 616,447	$ 688,551
Thrivent Moderate Allocation Portfolio	$4,020,085	$3,923,928	$3,868,087
Thrivent Moderately Aggressive Allocation Portfolio	$2,754,932	$2,678,790	$2,585,423
Thrivent Moderately Conservative Allocation Portfolio	$1,183,987	$1,123,237	$1,178,551
Thrivent Money Market Portfolio	$ —	$ —	$ —
Thrivent Multidimensional Income Portfolio	$ 14,560	$ —	$ —
Thrivent Opportunity Income Plus Portfolio	$ 19,687	$ 34,776	$ 11,849
Thrivent Partner All Cap Portfolio	$ 30,255	$ 34,883	$ 43,460
Thrivent Partner Emerging Markets Equity Portfolio	$ 32,493	$ 13,368	$ 7,167
Thrivent Partner Growth Stock Portfolio	$ 38,622	$ 28,451	$ 20,822
Thrivent Partner Healthcare Portfolio	$ 611,146	$ 449,353	$ 339,029
Thrivent Partner Worldwide Allocation Portfolio	$2,108,907	$2,876,140	$1,546,134
Thrivent Real Estate Securities Portfolio	$ 23,756	$ 33,285	$ 19,798
Thrivent Small Cap Growth Portfolio	$ —	$ —	$ —
Thrivent Small Cap Index Portfolio	$ 74,320	$ 84,597	$ 55,369
Thrivent Small Cap Stock Portfolio	$ 380,959	$ 341,124	$ 466,676
The following table indicates the total amount of brokerage commissions paid by each Portfolio to firms that provided research services and the aggregate amount of transactions relating to such commissions for the most recent fiscal year ended December 31, 2018. The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.
Fund Name	Commissions	Aggregrate Transactions
Thrivent Aggressive Allocation Portfolio	$ 651,876	$ 827,786,935
Thrivent Balanced Income Plus Portfolio	$ 232,952	$ 320,551,212
Thrivent Diversified Income Plus Portfolio	$ 239,915	$ 320,593,991
Thrivent Government Bond Portfolio	$ 5,080	$ 15,289,073
Thrivent Growth and Income Plus Portfolio	$ 76,899	$ 104,093,749
Thrivent High Yield Portfolio	$ 512	$ 1,903,457
Thrivent Income Portfolio	$ 49,874	$ 8,457,683
Thrivent Large Cap Growth Portfolio	$ 540,864	$1,344,353,673
Thrivent Large Cap Index Portfolio	$ 55,193	$ 132,753,648
Thrivent Large Cap Stock Portfolio	$ 887,621	$1,023,672,912
Thrivent Large Cap Value Portfolio	$ 308,624	$ 510,799,400
Thrivent Limited Maturity Bond Portfolio	$ 54,063	$ 347,931
Thrivent Low Volatility Equity Portfolio	$ 7,969	$ 12,378,341
Thrivent Mid Cap Index Portfolio	$ 50,615	$ 85,672,663
Thrivent Mid Cap Stock Portfolio	$ 626,013	$ 892,704,939
Thrivent Moderate Allocation Portfolio	$4,020,085	$4,815,830,534
Thrivent Moderately Aggressive Allocation Portfolio	$2,754,932	$3,294,834,885
Thrivent Moderately Conservative Allocation Portfolio	$1,183,987	$1,575,564,086
Thrivent Money Market Portfolio	$ —	$ —
Thrivent Multidimensional Income Portfolio	$ 14,560	$ 18,206,340
Thrivent Opportunity Income Plus Portfolio	$ 19,687	$ 23,176,509
Thrivent Partner All Cap Portfolio	$ 28,973	$ 85,499,152
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Fund Name	Commissions	Aggregrate Transactions
Thrivent Partner Emerging Markets Equity Portfolio	$ 12,212	$ 7,019,036
Thrivent Partner Growth Stock Portfolio	$ 29,046	$ 75,788,179
Thrivent Partner Healthcare Portfolio	$ 570,262	$ 637,257,920
Thrivent Partner Worldwide Allocation Portfolio	$1,558,518	$1,527,724,654
Thrivent Real Estate Securities Portfolio	$ 23,756	$ 42,840,846
Thrivent Small Cap Growth Portfolio	$ —	$ —
Thrivent Small Cap Index Portfolio	$ 74,320	$ 73,915,173
Thrivent Small Cap Stock Portfolio	$ 380,959	$ 460,050,476
Regular Brokers or Dealers
Each of the Portfolios listed below held securities of its “regular brokers or dealers,” as that term is defined by Rule 10b-1 under the 1940 Act, as of December 31, 2018 as follows:
Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Aggressive Allocation Portfolio	Citigroup, Inc.	$ 5,149,723
	Bank of America Corporation	$ 5,027,324
	Goldman, Sachs & Company	$ 2,138,741
	Investment Technology Group, Inc.	$ 1,635,107
	J.P. Morgan	$ 1,289,951
	Keybanc Capital Markets	$ 1,166,408
	Morgan Stanley Dean Witter & Company	$ 681,584
Thrivent All Cap Portfolio	J.P. Morgan	$ 1,727,874
Thrivent Balanced Income Plus Portfolio	Bank of America Corporation	$ 3,211,284
	Citigroup, Inc.	$ 2,769,842
	J.P. Morgan	$ 1,111,451
	Goldman, Sachs & Company	$ 977,400
	Morgan Stanley Dean Witter & Company	$ 911,659
	Credit Suisse Group AG	$ 711,884
	State Street Bank	$ 595,917
	Keybanc Capital Markets	$ 502,077
	Investment Technology Group, Inc.	$ 205,148
	Deutsche Bank	$ 167,941
	Nomura Securities International, Inc.	$ 55,952
Thrivent Diversified Income Plus Portfolio	Bank of America Corporation	$ 7,046,471
	Citigroup, Inc.	$ 4,190,411
	J.P. Morgan	$ 2,285,387
	Morgan Stanley Dean Witter & Company	$ 2,165,367
	Credit Suisse Group AG	$ 1,706,982
	Goldman, Sachs & Company	$ 1,609,556
	Barclays	$ 998,665
	Keybanc Capital Markets	$ 725,202
	Deutsche Bank	$ 516,216
	Investment Technology Group, Inc.	$ 196,893
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Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Nomura Securities International, Inc.	$ 84,927
Thrivent Global Stock Portfolio	Citigroup, Inc.	$13,722,912
	Goldman, Sachs & Company	$ 7,406,329
	J.P. Morgan	$ 4,011,108
	State Street Bank	$ 2,494,671
	Morgan Stanley Dean Witter & Company	$ 1,451,190
Thrivent High Yield Portfolio	Barclays	$ 769,536
Thrivent Income Portfolio	Bank of America Corporation	$34,088,839
	Morgan Stanley Dean Witter & Company	$24,214,971
	Goldman, Sachs & Company	$23,766,366
	J.P. Morgan	$23,276,009
	Citigroup, Inc.	$21,372,264
	Credit Suisse Group AG	$10,703,738
	HSBC Securities	$10,236,951
	Barclays	$ 6,043,001
	Deutsche Bank	$ 5,444,204
Thrivent Large Cap Growth Portfolio	Goldman, Sachs & Company	$14,173,357
Thrivent Large Cap Index Portfolio	J.P. Morgan	$14,347,895
	Citigroup, Inc.	$ 5,621,647
	Goldman, Sachs & Company	$ 2,564,719
	Morgan Stanley Dean Witter & Company	$ 2,292,444
	BNY Mellon	$ 1,908,830
Thrivent Large Cap Value Portfolio	J.P. Morgan	$20,085,315
Thrivent Limited Maturity Bond Portfolio	Bank of America Corporation	$ 9,995,251
	Morgan Stanley Dean Witter & Company	$ 9,461,111
	Citigroup, Inc.	$ 8,743,384
	J.P. Morgan	$ 7,231,142
	Goldman, Sachs & Company	$ 7,046,950
	Wells Fargo	$ 5,482,321
	Barclays	$ 4,089,364
	Credit Suisse Group AG	$ 2,570,085
	ABN AMRO	$ 1,875,471
Thrivent Mid Cap Stock Portfolio	Keybanc Capital Markets	$35,283,555
Thrivent Moderate Allocation Portfolio	Bank of America Corporation	$46,030,796
	Citigroup, Inc.	$41,937,820
	Goldman, Sachs & Company	$30,054,386
	J.P. Morgan	$27,452,353
	Morgan Stanley Dean Witter & Company	$24,028,558
	Keybanc Capital Markets	$ 7,571,347
	Credit Suisse Group AG	$ 7,137,604
	Deutsche Bank	$ 5,633,076
81

Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Barclays	$ 4,222,075
	UBS AG	$ 2,618,228
	Investment Technology Group, Inc.	$ 2,460,205
Thrivent Moderately Aggressive Allocation Portfolio	Bank of America Corporation	$22,356,962
	Citigroup, Inc.	$22,352,602
	Goldman, Sachs & Company	$15,277,844
	J.P. Morgan	$10,561,872
	Morgan Stanley Dean Witter & Company	$ 8,370,576
	Investment Technology Group, Inc.	$ 3,793,759
	Keybanc Capital Markets	$ 3,376,629
	Credit Suisse Group AG	$ 2,560,954
	Deutsche Bank	$ 1,840,044
	Barclays	$ 1,312,484
	UBS AG	$ 772,679
	Nomura Securities International, Inc.	$ 7,993
Thrivent Moderately Conservative Allocation Portfolio	Bank of America Corporation	$30,030,266
	Citigroup, Inc.	$25,862,893
	Goldman, Sachs & Company	$20,431,772
	J.P. Morgan	$20,250,280
	Morgan Stanley Dean Witter & Company	$16,480,051
	Wells Fargo	$12,604,879
	Credit Suisse Group AG	$ 5,742,107
	Deutsche Bank	$ 4,363,024
	Keybanc Capital Markets	$ 3,385,358
	Barclays	$ 3,041,670
	UBS AG	$ 1,840,653
	Investment Technology Group, Inc.	$ 735,044
Thrivent Multidimensional Income Portfolio	Bank of America Corporation	$ 412,323
	J.P. Morgan	$ 218,720
	Credit Suisse Group AG	$ 142,828
	Goldman, Sachs & Company	$ 111,534
	HSBC Securities	$ 69,750
	Morgan Stanley Dean Witter & Company	$ 57,762
	Barclays	$ 29,881
	UBS AG	$ 5,953
	Deutsche Bank	$ 1,945
Thrivent Opportunity Income Plus Portfolio	Bank of America Corporation	$ 1,670,225
	Wells Fargo	$ 887,794
	Citigroup, Inc.	$ 594,374
	Goldman, Sachs & Company	$ 509,410
	Morgan Stanley Dean Witter & Company	$ 507,388
	J.P. Morgan	$ 407,744
	Credit Suisse Group AG	$ 397,429
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Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Barclays	$ 178,674
	Deutsche Bank	$ 150,348
	UBS AG	$ 73,425
	Nomura Securities International, Inc.	$ 20,982
Thrivent Partner Growth Stock Portfolio	Morgan Stanley Dean Witter & Company	$ 1,233,908
	J.P. Morgan	$ 1,010,172
Thrivent Small Cap Growth Portfolio	Investment Technology Group, Inc.	$ 65,953
Thrivent Small Cap Index Portfolio	Investment Technology Group, Inc.	$ 713,966
	Piper Jafray Companies	$ 688,555
Thrivent Small Cap Stock Portfolio	Investment Technology Group, Inc.	$ 6,466,643
Portfolio Turnover Rates
The rate of portfolio turnover in the Portfolios will not be a limiting factor when Thrivent Financial or a subadviser deems changes in a Portfolio’s assets appropriate in view of its investment objectives. As a result, while a Portfolio will not purchase or sell securities solely to achieve short-term trading profits, a Portfolio may sell securities without regard to the length of time held if consistent with the Portfolio’s investment objective. A higher degree of equity trading activity will increase brokerage costs to a Portfolio. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.
For the last three fiscal years, the portfolio turnover rates in the Portfolios were as follows:
Portfolio	12/31/2018	12/31/2017	12/31/2016
Thrivent Aggressive Allocation Portfolio	58%	63%	65%
Thrivent All Cap Portfolio	53%	51%	64%
Thrivent Balanced Income Plus Portfolio	147%	151%	140%
Thrivent Diversified Income Plus Portfolio (1)	155%	146%	103%
Thrivent Global Stock Portfolio	55%	59%	66%
Thrivent Government Bond Portfolio	388%	422%	349%
Thrivent High Yield Portfolio	36%	50%	38%
Thrivent Income Portfolio	108%	105%	109%
Thrivent International Allocation Portfolio	75%	88%	114%
Thrivent Large Cap Growth Portfolio	65%	59%	68%
Thrivent Large Cap Index Portfolio	4%	3%	3%
Thrivent Large Cap Value Portfolio	23%	18%	22%
Thrivent Limited Maturity Bond Portfolio	66%	64%	59%
Thrivent Low Volatility Equity Portfolio (2)	52%	35%	N/A
Thrivent Mid Cap Index Portfolio	19%	18%	19%
Thrivent Mid Cap Stock Portfolio	31%	30%	23%
Thrivent Moderate Allocation Portfolio	134%	155%	159%
Thrivent Moderately Aggressive Allocation Portfolio	91%	104%	106%
Thrivent Moderately Conservative Allocation Portfolio	180%	207%	211%
Thrivent Money Market Portfolio	N/A	N/A	N/A
Thrivent Multidimensional Income Portfolio (2,3)	103%	172%	N/A
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Portfolio	12/31/2018	12/31/2017	12/31/2016
Thrivent Opportunity Income Plus Portfolio	186%	218%	202%
Thrivent Partner Emerging Markets Equity Portfolio	19%	15%	7%
Thrivent Partner Growth Stock Portfolio	43%	52%	43%
Thrivent Partner Healthcare Portfolio (4)	33%	212%	101%
Thrivent Real Estate Securities Portfolio	35%	15%	17%
Thrivent Small Cap Growth Portfolio (5)	27%	N/A	N/A
Thrivent Small Cap Index Portfolio	23%	16%	21%
Thrivent Small Cap Stock Portfolio	58%	44%	57%

(1)	The portfolio turnover rate for the fiscal year ended December 31, 2017 was higher than the previous fiscal year primarily because of investment in mortgage dollar roll transactions.
(2)	The portfolio turnover rate for the fiscal year ended December 31, 2017 is from inception on April 28, 2017 through fiscal year end.
(3)	The portfolio turnover rate for the fiscal year ended December 31, 2018 was lower than the previous fiscal year primarily because the Portfolio was launched during the 2017 fiscal year and the initial portfolio was constructed, which caused increased portfolio turnover.
(4)	The portfolio turnover rate for the fiscal year ended December 31, 2017 was higher than the previous fiscal year primarily because the Portfolio changed sub-advisers during the 2017 fiscal year, which caused increased portfolio turnover.
(5)	The portfolio turnover rate for the fiscal year ended December 31, 2018 is from inception on April 27, 2018 through fiscal year end.
CAPITAL STOCK
The total number of shares of capital stock which the Fund has authority to issue is 10,000,000,000 shares of the par value of 0.01 per share. All shares are divided into certain classes of capital stock, each class comprising a certain number of shares and having the designations indicated, subject, however, to the authority to increase and decrease the number of shares of any class granted to the Board.
Class	Number of Shares
Thrivent Aggressive Allocation Portfolio	300,000,000
Thrivent All Cap Portfolio	100,000,000
Thrivent Balanced Income Plus Portfolio	200,000,000
Thrivent Diversified Income Plus Portfolio	300,000,000
Thrivent ESG Index Portfolio
Thrivent Global Stock Portfolio	300,000,000
Thrivent Government Bond Portfolio	100,000,000
Thrivent High Yield Portfolio	500,000,000
Thrivent Income Portfolio	500,000,000
Thrivent International Allocation Portfolio	500,000,000
Thrivent International Index Portfolio
Thrivent Large Cap Growth Portfolio	200,000,000
Thrivent Large Cap Index Portfolio	100,000,000
Thrivent Large Cap Value Portfolio	300,000,000
Thrivent Limited Maturity Bond Portfolio	300,000,000
Thrivent Low Volatility Equity Portfolio	100,000,000
Thriven Mid Cap Growth Portfolio
Thrivent Mid Cap Index Portfolio	100,000,000
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Class	Number of Shares
Thrivent Mid Cap Stock Portfolio	300,000,000
Thrivent Mid Cap Value Portfolio
Thrivent Moderate Allocation Portfolio	1,700,000,000
Thrivent Moderately Aggressive Allocation Portfolio	1,100,000,000
Thrivent Moderately Conservative Allocation Portfolio	1,000,000,000
Thrivent Money Market Portfolio	1,000,000,000
Thrivent Multidimensional Income Portfolio	100,000,000
Thrivent Opportunity Income Plus Portfolio	100,000,000
Thrivent Partner Emerging Markets Equity Portfolio	100,000,000
Thrivent Partner Growth Stock Portfolio	100,000,000
Thrivent Partner Healthcare Portfolio	100,000,000
Thrivent Real Estate Securities Portfolio	100,000,000
Thrivent Small Cap Growth Portfolio	100,000,000
Thrivent Small Cap Index Portfolio	100,000,000
Thrivent Small Cap Stock Portfolio	200,000,000
Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.
The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder’s name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the 1940 Act shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the 1940 Act) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.
The shares, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares relate. Each share will have a pro rata interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.
The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board. Dividends or distributions on shares of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to the Portfolios.
Inasmuch as one goal of the Fund is to qualify as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated Investment Company and to avoid liability for Federal income tax in respect of that year.
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NET ASSET VALUE
(All Portfolios Except the Thrivent Money Market Portfolio)
The net asset value per share is generally determined at the close of regular trading on the New York Stock Exchange (the “NYSE”), or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading.
Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.
The market value of each Portfolio’s securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:
•	Equity securities that are traded on U.S. exchanges, including options, shall be valued at the last sale price on the principle exchange as of the close of regular trading on such exchange. If there have been no sales, the latest bid quotation is used.
•	Over-the-Counter Securities. NASDAQ National Market® securities shall be valued at the NASDAQ Official Closing Price. All other over-the-counter securities for which reliable quotations are available shall be valued at the latest bid quotation.
•	Fixed income securities traded on a national securities exchange will be valued at the last sale price on such securities exchange that day. If there have been no sales, the latest bid quotation is used.
•	Because market quotations are generally not “readily available” for many debt securities, foreign and domestic debt securities held by the Portfolios may be valued by an Approved Pricing Service (“APS”), using the evaluation or other valuation methodologies used by the APS. If quotations are not available from the APS, the Adviser’s Valuation Committee shall obtain a manual price from a broker or make a fair value determination.
•	All Portfolios may value debt securities with a remaining maturity of 60 days or less at amortized cost.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.
All other securities and assets will be appraised at fair value as determined by the Board of Directors.
Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors of the Fund.
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For purposes of determining the net asset value of shares of a Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.
NET ASSET VALUE
(Thrivent Money Market Portfolio)
Securities held by the Thrivent Money Market Portfolio are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. Amortized cost approximates market value. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Thrivent Money Market Portfolio would receive if it sold the security.
The Thrivent Money Market Portfolio anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of 1.00 per share and the Thrivent Money Market Portfolio will use its best efforts to do so. However, such maintenance at 1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Thrivent Money Market Portfolio and the Thrivent Money Market Portfolio is compelled to sell such securities at a time when the prices that it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Thrivent Money Market Portfolio should have negative net income.
TAX STATUS
The Portfolios expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:
•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;
•	invest in securities within certain statutory limits; and
•	distribute at least 90% of its ordinary income to shareholders.
It is each Portfolio’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.
Distributions
Dividends and capital gains distributions of each Portfolio will be reinvested in additional full and fractional shares of that Portfolio.
Dividends
Dividends are declared and paid as follows:
—declared and paid monthly	Thrivent Government Bond Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Limited Maturity Bond Portfolio
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Thrivent Opportunity Income Plus Portfolio
—declared daily and paid monthly	Thrivent Money Market Portfolio
—declared and paid at least annually	Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Global Stock Portfolio
Thrivent International Allocation Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Partner Growth Stock Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio
Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains, if any, received by a Portfolio.
Capital Gains
While the Portfolios do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Financial or the subadviser believes it to be advisable. Such changes may result in the realization of capital gains. Each Portfolio distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will be declared and paid at least annually and in compliance with applicable regulations.
Contract owners should review the documents pertaining to their variable contracts for information regarding the personal tax consequences of purchasing such a contract.
Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on withdrawals before age 59½.
DESCRIPTION OF DEBT RATINGS
A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by Thrivent Asset
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Mgt. to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Thrivent Asset Mgt.
Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Asset Mgt.
Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Global Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
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P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
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Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
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D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
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Fitch, Inc.
Long-Term Credit Ratings
Investment Grade
AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.
F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High short-term default risk. Default is a real possibility.
RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The Report of Independent Registered Public Accounting Firm and financial statements in the Annual Report of the Fund for the year ended December 31, 2018 is a separate report furnished with this SAI and is incorporated herein by reference.
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APPENDIX A—PROXY VOTING POLICIES
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THRIVENT FINANCIAL FOR LUTHERANS

and THRIVENT ASSET MANAGEMENT,

LLC

PROXY VOTING PROCESS AND POLICIES SUMMARY

RESPONSIBILITY TO VOTE PROXIES

Overview. Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (collectively, “Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and for which it serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client. Proxies are voted solely in the interests of the client, including Thrivent Fund shareholders, and, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Thrivent Financial votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and Thrivent Financial reserves the right to vote contrary to management when it believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Thrivent Financial’s Brokerage Practices and Proxy Voting Committee (“Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. Annually, the Committee reviews the Policies and Procedures, including in relation to recommended changes reflected in the benchmark policy and voting guidelines of Institutional Shareholder Services Inc. (“ISS”). As discussed below, Thrivent Financial portfolio management may, with the approval of the Committee, vote proxies other than in accordance with the Policies and Procedures.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained ISS as an expert in the proxy voting and corporate governance areas. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. ISS analyzes each proxy vote of Thrivent Financial’s clients and prepares a recommendation that reflects ISS’s application of the Policies and Procedures. For items noted as case-by-case, Thrivent Financial generally leverages the research process and voting guidance/recommendation provided by ISS. Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

In addition, with regard to voting proxies for the Thrivent ESG Index Portfolio, Thrivent Financial may consider environmental, social and governance criteria intended to take into account principles of socially responsible investing. These criteria may include, among other things, guidelines provided by a third-party proxy voting service.

Summary of Thrivent Financial’s Voting Policies

Voting guidelines have been adopted by the Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals. The voting guidelines are available to clients upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues — Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation — Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors — Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues — Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues — In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial generally abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial typically relies on management’s assessment, and generally votes with company management.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Thrivent Financial generally abstains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Applying Proxy Voting Policies Foreign Companies — Thrivent Financial applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that applying policies developed for U.S. corporate governance is not appropriate for all markets.

Meeting Notification

Thrivent Financial utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily in ProxyExchange, ISS’ web-based application. ISS is also responsible for maintaining copies of all proxy statements and will promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy voting process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers, executive officers, and directors (or persons holding equivalent positions) of Thrivent Financial and its affiliates may on any particular proxy vote request to diverge from the Policies and Procedures. In such cases, the person requesting to diverge from the Policies and Procedures is required to document in writing the rationale for their vote and submit all written documentation to the Committee for review and approval. In determining whether to approve any particular request, the Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of Thrivent Financial’s clients.

Monitoring and Resolving Conflicts of Interest

The Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Committee using recommendations from ISS.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations gathers the documentation with respect to the voting rationale of the portfolio manager, executive officer, or director (or person holding an equivalent position) of Thrivent Financial and its affiliates who requests to diverge and provides it to the Committee for review for possible conflicts of interest. The Committee assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

Securities Lending

Thrivent Financial will generally not vote nor seek to recall in order to vote shares on loan, unless it determines that a vote would have a material effect on an investment in such loaned security. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Thrivent Financial voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Thrivent Financial’s control.

REPORTING AND RECORD RETENTION

Proxy statements and solicitation materials of issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains documentation on shares voted differently than the Thrivent Financial voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines and the Committee meeting materials. In addition, all SEC filings with regard to proxy voting, such as Form N-PX, will be kept. All proxy voting materials and supporting documentation are retained for five years

ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Information on how each Thrivent Fund voted proxies during the most recent 12-month period ending June 30 is available at the Thrivent Financial web site or the SEC web site.

Aberdeen Standard Investments

Summary of Proxy Voting Policy and Procedures

Voting is the primary method by which we exercise our clients’ rights as shareholders and is the means by which boards of companies can formally be held to account. The Environmental, Social & Governance (ESG) Investment Team has oversight of all our voting globally. We vote all shares for which we have voting authority except when otherwise instructed by the beneficial owner of these shares or, where, for practical reasons (such as share-blocking), this is not appropriate.

We use our Global Voting Platform to achieve this. In doing so, we use the services of Institutional Shareholder Services (ISS), which is a reputable provider of proxy voting research and voting recommendations. Although ISS has its own voting guidelines, we provide regional custom voting policies that it uses to provide us with bespoke voting recommendations.

We implement considered voting policies based on our ESG Principles & Policy Guidelines approved by our board when voting the shares we manage. We apply our guidelines with appropriate professional care and flexibility, holding boards to account, engaging where necessary, and at all times representing the best interests of our clients.

All meeting agendas in actively managed holdings will be reviewed by a member of the ESG Investment Team or by a regional company analyst. Meeting agendas for passive and quant holdings will generally be voted in line with custom policy recommendations, with the exception of holdings in certain key indexes and corporate transactions which are referred to the ESG Investment team for review.

Our natural inclination is to support a board’s voting recommendation, but we do vote our clients’ shares against resolutions that are not consistent with their best interests as shareholders or which conflict with the spirit of Investment Association (IA) or other institutional guidance. When making voting decisions in the UK, we also make use of the IA’s Institutional Voting Information Service. We analyse special shareholder resolutions on a case-by-case basis and consider whether the resolution calls for action that would lead to an increase in shareholder value.

In the event that we vote our clients’ shares against a resolution at a UK shareholder meeting, this decision is discussed and agreed with the investment team. We will always use best endeavours to discuss this with the company beforehand and explain the reasons. We also use reasonable endeavours to do so in respect of abstentions. The purpose of such engagements is to seek to influence changes in company policy and practice. In exceptional circumstances, we shall attend and speak at shareholder meetings to reinforce our views to the company’s board.

We disclose all our voting records for shareholder meetings on our website, one month in arrears.

Our ESG Principles and Policy Guidelines can be found on our website.

https://www.standardlifeinvestments.com/governance_and_stewardship/what_is_corporate_governance/principles_and_policies.html

BlackRock Investment Stewardship

Global Corporate Governance Guidelines &

Engagement Principles

January 2019

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Introduction to BlackRock

BlackRock helps investors build better financial futures. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.

Philosophy on corporate governance

BlackRock’s Investment Stewardship activities are focused on protecting and enhancing the economic value of the companies in which we invest on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.

Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.

We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set

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out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Compensation and benefits

•	Environmental and social issues

•	General corporate governance matters and shareholder protections

At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of investee companies and their governance structures to better inform our voting decisions. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

BlackRock takes an engagement-first approach, emphasizing direct dialogue with companies on governance issues that have a material impact on financial performance. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing

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so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure

•

supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred

•	ensuring the integrity of financial statements

•	making independent decisions regarding mergers, acquisitions and disposals

•	establishing appropriate executive compensation structures

•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance

There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

•	current or former employment at the company or a subsidiary within the past several years

•	being, or representing, a shareholder with a substantial shareholding in the company

•	interlocking directorships

•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

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BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.

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Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.

We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.

Compensation and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation

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structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Environmental and social issues

It is within this context of our fiduciary duty to clients that we undertake our investment stewardship activities. Sound practices in relation to the material environmental and social (“E&S”) factors inherent in the business model can be a signal of operational excellence and management quality.

BlackRock expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. E&S factors are material if they are core to how the business operates. The key performance indicators in relation to E&S factors should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the material E&S factors relevant to the business. Any generally recognized best practices and reporting standards adopted by the company should also be discussed in this context.

We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.

Given that E&S factors are often not issues on which a shareholder votes, we will engage directly with the board or management. Engagement on a particular E&S factor is based on our assessment that there are potential material economic ramifications for shareholders over the long-term.

We may vote against the election of directors where we have concerns that a company might not be dealing with material E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or

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realized harm to shareholders’ interests caused by poor management of E&S factors. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

General corporate governance matters and shareholder protections

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

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BlackRock’s oversight of its investment stewardship activities

Oversight

We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.

BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.

Vote execution

We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see

“Conflicts management policies and procedures”, below).

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When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

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•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.

•

Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

•

Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by

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BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

Global Corporate Governance & Engagement Principles | 12

GSAM Global Proxy Voting Policy, Procedures and Guidelines

2019 Edition

March 2019

For further information, please contact GSAM-Stewardship@ny.email.gs.com.

Part I

GOLDMAN SACHS ASSET MANAGEMENT

(“GSAM”*)

POLICY AND PROCEDURES ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A. Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B. The Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Fundamental Equity and Energy and Infrastructure Teams

The Fundamental Equity and Energy and Infrastructure Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).

* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management (Singapore) Pte. Ltd.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; GSAM Services Private Limited (f/k/a Goldman Sachs Asset Management (India) Private Limited); Goldman Sachs Participacoes Ltda.; Goldman Sachs Participacoes II LTDA. (f/k/a Goldman Sachs Asset Management Brasil LTDA); GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC, Goldman Sachs Bank Europe SE.

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Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

GS Investment Strategies Portfolio Management

Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested.

Alternative Investment and Manager Selection (“AIMS”) and

Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.

C. Implementation

GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.

GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

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From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.

D. Conflicts of Interest

GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc., GSAM will instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal.

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Part II

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.		US proxy items:

1.	Operational Items		page 5
2.	Board of Directors		page 5
3.	Executive Compensation		page 7
4.	Director Nominees and Proxy Access		page 9
5.	Shareholder Rights and Defenses		page 10
6.	Mergers and Corporate Restructurings		page 11
7.	State of Incorporation		page 11
8.	Capital Structure		page 11
9.	Environmental, Social, Governance (ESG) Issues		page 12

B.		Non-U.S. proxy items:

1.	Operational Items		page 15
2.	Board of Directors		page 16
3.	Compensation		page 18
4.	Board Structure		page 18
5.	Capital Structure		page 18
6.	Mergers and Corporate Restructurings & Other		page 20
7.	Environmental, Social, Governance (ESG) Issues		page 20

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A.   U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse ;
•	Sit on more than five public operating and/or holding company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Vote AGAINST or WITHHOLD from the Chair of the Nominating Committee if:

•	The board does not have at least one woman director and

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•	The board has not had a woman director in the last three years

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board ) for the below reasons. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

•	The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

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In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Two-thirds independent board;
•	All independent “key” committees (audit, compensation and nominating committees); or
•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

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If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or
•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors Considered Include:

•	Pay for Performance Disconnect;
–

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

•	Long-term equity-based compensation is 100% time-based;
•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	Egregious employment contracts;
•	Excessive perquisites or excessive severance and/or change in control provisions;
•	Repricing or replacing of underwater stock options without prior shareholder approval;
•	Excessive pledging or hedging of stock by executives;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts;
•	Extraordinary relocation benefits;
•	Internal pay disparity; and
•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;
•	Limits on employee contributions;
•	Company matching contributions; and
•	Presence of a discount on the stock price on the date of purchase.

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Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing;
•	If it is a value-for-value exchange;
•	If surrendered stock options are added back to the plan reserve;
•	Option vesting;
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background of the nomination, in cases where there is a shareholder nomination;
•	Qualifications of director nominee(s);
•	Strategic plan related to the nomination and quality of critique against management;
•	Number of boards on which the director nominee already serves; and

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•	Likelihood that the board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and
•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

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•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;
•	Whether the company has the following good governance features:
¡	Majority independent board;
¡	Independent key committees;
¡	An annually elected board;
¡	A majority vote standard in uncontested director elections;
¡	The absence of a poison pill, unless the pill was approved by shareholders; and/or
¡	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance. Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

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9.	Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•

If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•

If the company has formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

•

Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

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•	Calling for the reduction of Greenhouse Gas (“GHG”) emissions;
•	Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•	Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•	Requesting a company report on its energy efficiency policies; and
•	Requesting reports on the feasibility of developing renewable energy resources.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;
•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures. Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
•

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•	Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

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Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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B.     Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non- U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

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Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:
¡	Director terms
¡	Bundling of proposals to elect directors
¡	Board independence
¡	Disclosure of named nominees
¡	Combined Chairman/CEO
¡	Election of former CEO as Chairman of the board
¡	Overboarded directors
¡	Composition of committees
¡	Director independence
¡	Number of directors on the board
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

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Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

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•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

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Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

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Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 12 for our current approach to these important topics.

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T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT

ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the Proxy Committee. Others review vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.

Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

THRIVENT SERIES FUND, INC.
PART C: OTHER INFORMATION
Item 28.	Exhibits

(a)(1)	Articles of Incorporation of the Registrant (1)
(a)(2)	Amendment to Articles of Incorporation adding Article VIII (1)
(a)(3)	Amendment to Articles of Incorporation changing Registrant’s name (1)
(a)(4)	Amendment to Articles of Incorporation increasing authorized shares (3)
(a)(5)	Amendment to Articles of Incorporation changing Registrant’s name (5)
(b)	Restated Bylaws of the Registrant (10)
(c)	Not applicable
(d)(1)	Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (2)
(d)(2)	Amendment No. 1 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (4)
(d)(3)	Amendment No. 2 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (20)
(d)(4)	Amendment No. 3 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (6)
(d)(5)	Amendment No. 4 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (7)
(d)(6)	Amendment No. 5 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (9)
(d)(7)	Amendment No. 6 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (9)
(d)(8)	Amendment No. 7 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (11)
(d)(9)	Amendment No. 8 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (12)
(d)(10)	Amendment No. 9 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (14)
(d)(11)	Amendment No. 10 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (14)
(d)(12)	Amendment No. 11 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (14)
(d)(13)	Amendment No. 12 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (14)
(d)(14)	Amendment No. 13 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (15)
(d)(15)	Amendment No. 14 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (15)
(d)(16)	Amendment No. 15 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (17)
(d)(17)	Amendment No. 16 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (19)
(d)(18)	Amendment No. 17 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (20)
(d)(19)	Amendment No. 18 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (*)
(d)(20)	Form of Amendment No. 19 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (*)
(d)(21)	Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and T. Rowe Price Associates, Inc. (2)
(d)(22)	Amendment No. 2 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and T. Rowe Price Associates, Inc. (11)
(d)(23)	Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Aberdeen Asset Management Investment Services Limited (7)
(d)(24)	Amendment No. 1 to the Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Aberdeen Asset Managers Limited (10)
(d)(25)	Amendment No. 2 to the Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Aberdeen Asset Managers Limited (13)
(d)(26)	Notice of Termination of Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Aberdeen Asset Managers Limited with respect to Thrivent International Allocation Portfolio (formerly named Thrivent Partner Worldwide Allocation Portfolio) (20)
(d)(27)	Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and BlackRock Investment Management, LLC (16)
(d)(28)	Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Goldman Sachs Asset Management, L.P. with respect to Thrivent International Allocation Portfolio (formerly Thrivent Partner Worldwide Allocation Portfolio) (7)
(d)(29)	Amendment No. 1 to Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Goldman Sachs Asset Management, L.P. with respect to Thrivent International Allocation Portfolio (formerly Thrivent Partner Worldwide Allocation Portfolio) (12)

(d)(30)	Notice of Termination of Investment Subadvisory Agreement among Thrivent Financial for Lutherans, Registrant and Goldman Sachs Asset Management, L.P. solely with respect to emerging markets debt assets of Thrivent International Allocation Portfolio (formerly Thrivent Partner Worldwide Allocation Portfolio) (20)
(e)(1)	Distribution Agreement between Registrant and Thrivent Distributors, LLC (20)
(e)(2)	Amendment No. 1 to Distribution Agreement dated April 30, 2019 (20)
(e)(3)	Form of Amendment No. 2 to Distribution Agreement (*)
(f)	Not applicable
(g)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (18)
(h)(1)	Expense Reimbursement Letter Agreement (20)
(h)(2)	Participation Agreement among Registrant, Thrivent Financial for Lutherans and the separate accounts (4)
(h)(3)	Form of Participation Agreement among Registrant, Thrivent Financial for Lutherans and other insurance companies (18)
(h)(4)	Administrative Services Agreement, effective January 1, 2009, between Registrant and Thrivent Financial for Lutherans (8)
(h)(5)	Amendment No. 1 to Administrative Services Agreement dated August 16, 2013 (12)
(h)(6)	Amendment No. 2 to Administrative Services Agreement dated January 1, 2015 (15)
(h)(7)	Amendment No. 3 to Administrative Services Agreement dated August 21, 2015 (15)
(h)(8)	Amendment No. 4 to Administrative Services Agreement dated January 1, 2017 (15)
(h)(9)	Amendment No. 5 to Administrative Services Agreement dated April 30, 2018 (17)
(h)(10)	Amendment No. 6 to Administrative Services Agreement dated June 28, 2018 (19)
(h)(11)	Amendment No. 7 to Administrative Services Agreement dated January 1, 2019 (20)
(h)(12)	Amendment No. 8 to Administrative Services Agreement dated April 30, 2019 (20)
(h)(13)	Amendment No. 9 to Administrative Services Agreement effective January 1, 2020 and April 29, 2020 (*)
(h)(14)	Form of Amendment No. 10 to Administrative Services Agreement (*)
(h)(15)	Transfer Agency and Services Agreement, effective January 1, 2020, between Registrant and Thrivent (*)
(h)(16)	Form of Amendment No. 1 to Transfer Agency and Services Agreement (*)
(h)(17)	Agency Securities Lending Agreement between Registrant and Goldman Sachs Bank USA (17)
(h)(18)	Amendment to Schedule 1 of Agency Securities Lending Agreement dated June 25, 2018 (19)
(h)(19)	Form of Amendment to Schedule 1 of Agency Securities Lending Agreement (*)
(i)	Opinion and Consent of Counsel (*)
(j)	Not applicable
(k)	Not applicable
(l)	Not applicable
(m)	Not applicable
(n)	Not applicable
(o)	Not applicable
(p)(1)	Rule 17j-1 Code of Ethics of Registrant (*)
(p)(2)	Rule 17j-1 Code of Ethics of Aberdeen Asset Managers Limited (20)
(p)(3)	Rule 17j-1 Code of Ethics of BlackRock Investment Management, LLC (20)
(p)(4)	Rule 17j-1 Code of Ethics of Goldman Sachs Asset Management, L.P. (18)
(p)(5)	Rule 17j-1 Code of Ethics of T. Rowe Price Associates, Inc. (20)
(q)	Powers of Attorney (20)

Filed as part of the Registration Statement as noted below and incorporated herein by reference:
*	Filed herewith
(1)	Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 27, 1998.
(2)	Incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 30, 2002.
(3)	Incorporated by reference from initial Form N-14 registration statement of LB Series Fund, Inc., file no. 333-111964, filed January 16, 2004.
(4)	Incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement on Form N-14 of LB Series Fund, Inc., file no. 333-111964, filed February 26, 2004.
(5)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement on Form N-14 of Thrivent Series Fund, Inc., file no. 333-111912, filed on May 14, 2004.

(6)	Incorporated by reference from Post-Effective Amendment No. 35 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 22, 2005.
(7)	Incorporated by reference from Post-Effective Amendment No. 39 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 25, 2008.
(8)	Incorporated by reference from Post-Effective Amendment No. 40 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on April 27, 2009.
(9)	Incorporated by reference from Post-Effective Amendment No. 41 to the registration statement of Thrivent Series Fund, Inc., file no. 33-3677, filed on February 16, 2010.
(10)	Incorporated by reference from Post-Effective Amendment No. 45 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 26, 2012.
(11)	Incorporated by reference from Post-Effective Amendment No. 47 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2013.
(12)	Incorporated by reference from Post-Effective Amendment No. 49 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2014.
(13)	Incorporated by reference from Post-Effective Amendment No. 51 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 30, 2015.
(14)	Incorporated by reference from Post-Effective Amendment No. 53 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 29, 2016.
(15)	Incorporated by reference from Post-Effective Amendment No. 56 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 28, 2017.
(16)	Incorporated by reference from Post-Effective Amendment No. 58 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on September 11, 2017.
(17)	Incorporated by reference from Post-Effective Amendment No. 59 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on February 12, 2018.
(18)	Incorporated by reference from Post-Effective Amendment No. 60 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 27, 2018.
(19)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement on Form N-14 of Thrivent Series Fund, Inc., file no. 333-224008, filed on July 3, 2018.
(20)	Incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of Thrivent Series Fund, Inc. file no. 33-3677, filed on April 30, 2019.
Item 29.	Persons Controlled by or under Common Control with Registrant
Registrant is an open-end management investment company organized as a Minnesota corporation on February 24, 1986. Registrant’s sponsor and investment adviser, Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. Thrivent Financial provides insurance coverage, financial products, services, and fraternal benefits to help enhance the lives of its members.
The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware
Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware
North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin
Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota
Newman Financial Services, LLC	Limited Liability Company	Minnesota
Thrivent Asset Management, LLC	Investment adviser	Delaware
Thrivent Distributors, LLC	Limited Liability Company	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Advisor Network, LLC	Limited Liability Company	Delaware
White Rose GP I, LLC[1]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[2]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund GP II, LLC[1]	General partner	Delaware
Thrivent White Rose Fund II Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund GP III, LLC[1]	General partner	Delaware
Thrivent White Rose Fund III Mezzanine Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[1]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund GP V, LLC[1]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund GP VI, LLC[1]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund GP VII, LLC[1]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund GP VIII, LLC[1]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[1]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[1]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[1]	General partner	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent White Rose Fund XI Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[1]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[1]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP2	Private equity fund	Delaware
Thrivent White Rose Real Estate GP I, LLC[1]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[1]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[2]	Private equity fund	Delaware
Thrivent White Rose Endurance GP, LLC[1]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[2]	Private equity fund	Delaware
Gold Ring Holdings, LLC	Investment subsidiary	Delaware
Twin Bridge Capital Partners, LLC[3]	Managing member	Delaware
Thrivent Education Funding, LLC	Limited Liability Company	Delaware

[1]	Thrivent Financial owns an interest in the limited liability company and is also its managing member.
[2]	The fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[3]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.
Item 30.	Indemnification
Section 4.01 of Registrant’s First Amended and Restated Bylaws, filed as an Exhibit to this Registration Statement, contains provisions requiring the indemnification by Registrant of its directors, officers and certain others under certain conditions. If so required, Registrant shall indemnify its trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person is entitled to indemnification by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person is entitled to indemnification is made by: (a) a majority vote of disinterested, independent trustees; or (b) independent legal counsel in a written opinion.
Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) Registrant is insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Registrant and its officers, employees, and agents are insured under the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.
Item 31.	Business and Other Connections of the Investment Adviser
Thrivent Financial for Lutherans (the “Adviser”) is the investment adviser of the Registrant. The Adviser is primarily engaged in the business of a fraternal benefit society organized under Wisconsin law. Additional information about the Adviser’s financial industry activities or affiliations, as well as the business and other connections of the officers and directors of the Adviser, is included on the Form ADV that the Adviser has on file with the Securities and Exchange Commission (File No. 801-60701).
The business and other connections of the officers and directors of Aberdeen Asset Managers Limited are set forth in the Form ADV of Aberdeen Asset Managers Limited on file with the Securities and Exchange Commission (File No. 801-75074).
The business and other connections of the officers and directors of BlackRock Investment Management, LLC are set forth in the Form ADV of BlackRock Investment Management, LLC on file with the Securities and Exchange Commission (File No. 801-56972).
The business and other connections of the officers and directors of Goldman Sachs Asset Management, L.P. are set forth in the Form ADV of Goldman Sachs Asset Management, L.P. on file with the Securities and Exchange Commission (File No. 801-37591).
The business and other connections of the officers and directors of T. Rowe Price Associates, Inc. are set forth in the Form ADV of T. Rowe Price Associates, Inc. currently on file with the Securities and Exchange Commission (File No. 801-856).
Item 32.	Principal Underwriters
(a)	Thrivent Distributors, LLC serves as principal underwriter and distributor for Thrivent Mutual Funds, Thrivent Core Funds, Thrivent Cash Management Trust, Thrivent Series Fund, Inc. and Thrivent Church Loan and Income Fund.
(b)	The managers and executive officers of Thrivent Distributors, LLC are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Vibhu R. Sharma	Elected Manager	N/A
David S. Royal	Elected Manager	Trustee, President and Chief Investment Officer
Gerard V. Vaillancourt	Elected Manager and Vice President	Treasurer and Principal Accounting Officer
Troy A. Beaver	Chief Executive Officer	Vice President
Jeffrey D. Cloutier	Chief Financial Officer	N/A
Kathryn A. Stelter 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Chief Operations Officer	Vice President
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
John D. Jackson	Secretary and Chief Legal Officer	Assistant Secretary
Daniel R. Chouanard	Vice President	N/A
Valerie K. Martinson	Vice President	N/A
Michael W. Kremenak	Assistant Secretary	Secretary and Chief Legal Officer
Cynthia J. Nigbur	Assistant Secretary	N/A
Jessica E. English	Assistant Secretary	N/A

(c)	Not applicable
Item 33.	Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:
Registrant:	Thrivent Series Fund, Inc. 625 Fourth Avenue South Minneapolis, Minnesota 55415
4321 N. Ballard Rd. Appleton, Wisconsin 54919
Custodian:	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Item 34.	Management Services
Not Applicable
Item 35.	Undertakings
Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 28th day of January, 2020.
THRIVENT SERIES FUND, INC.
/s/ John D. Jackson
John D. Jackson Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of January, 2020.
Signature	Title
/s/ David S. Royal	Director and President (Principal Executive Officer)
David S. Royal
/s/ Gerard V. Vaillancourt	Treasurer (Principal Financial and Accounting Officer)
Gerard V. Vaillancourt
*	Director
Janice B. Case
*	Director
Robert J. Chersi
*	Director
Marc S. Joseph
*	Director
Paul R. Laubscher
*	Director
James A. Nussle
*	Director
Verne O. Sedlacek
*	Director
Constance L. Souders
*	Director
Russell W. Swansen

*	John D. Jackson, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of Thrivent Series Fund, Inc. pursuant to a power of attorney duly executed by such persons.

Dated: January 28, 2020	/s/ John D. Jackson
John D. Jackson Attorney-in-Fact

Index to Exhibits
Exhibit (d)(19)	Amendment No. 18 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans
Exhibit (d)(20)	Form of Amendment No. 19 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans
Exhibit (e)(3)	Form of Amendment No. 2 to Distribution Agreement
Exhibit (h)(13)	Amendment No. 9 to Administrative Services Agreement effective January 1, 2020 and April 29, 2020
Exhibit (h)(14)	Form of Amendment No. 10 to Administrative Services Agreement
Exhibit (h)(15)	Transfer Agency and Services Agreement, effective January 1, 2020, between Registrant and Thrivent
Exhibit (h)(16)	Form of Amendment No. 1 to Transfer Agency and Services Agreement
Exhibit (h)(19)	Form of Amendment to Schedule 1 of Agency Securities Lending Agreement
Exhibit (i)	Opinion and Consent of Counsel
Exhibit (p)(1)	Rule 17j-1 Code of Ethics of Registrant